As filed with the Securities and Exchange Commission on July 26, 2011

Securities Act File No. [________]
Investment Company Act File No. 811-22577

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

Registration Statement under the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐
and/or
Registration Statement under the Investment Company Act of 1940	☒
Amendment No.	☐

INVESCO TOTAL PROPERTY MARKET INCOME FUND
(Exact Name of Registrant as Specified in Charter)

11 Greenway Plaza, Suite 2500
 Houston, Texas 77046-1173
(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (713) 626-1919

John M. Zerr, Esquire
11 Greenway Plaza, Suite 2500
 Houston, Texas 77046-1173
(Name and Address of Agent for Service)

Copies to:

Stephen R. Rimes, Esquire Invesco Advisers, Inc. 11 Greenway Plaza, Suite 2500 Houston, Texas 77046-1173	E. Carolan Berkley, Esquire Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, Pennsylvania 19103

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐
It is proposed that this filing will become effective (check appropriate box)
☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, no par value	50,000 Shares	$20.00	$1,000,000	$116.10
(1) Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Prospectus is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus Dated [________], 2011

PROSPECTUS

Invesco Total Property Market Income Fund
Common Shares
$[_____] per Share

The Fund.  Invesco Total Property Market Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

Investment Objectives.  The Fund’s investment objective is to provide a high level of current income and, secondarily, capital appreciation.  There can be no assurance that the Fund will achieve its investment objective or earn a return on its assets, and you could lose some or all of your investment.

Investment Strategies.  The Fund seeks to achieve its investment objectives by investing substantially all of its assets in real estate and real estate-related securities.  The Fund seeks to provide exposure to the four quadrants of the real estate market: privately offered real estate equity, privately offered real estate debt, publicly offered real estate equity and publicly offered real estate debt.

                                                 (continued on inside cover page)

No Prior Trading History.  Because the Fund is newly organized, its Common Shares have no history of public trading.  Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss.  This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of this public offering.
The Fund’s Common Shares have been approved for listing on the [_____] Stock Exchange (the “[___]”), subject to notice of issuance.  The trading or “ticker” symbol is “[____].”

Investing in the Fund’s Common Shares involves substantial risks.  You could lose some or all of your investment.  Before buying any Common Shares, you should read the discussion of the principal risks of investing in the Fund, including that the Fund employs “financial leverage,” all of which is summarized in “Prospectus Summary — Principal Investment Risks” beginning on page [_] of this Prospectus.  You should also read the further discussion of risks in “Principal Investment Risks” beginning on page [__] of this Prospectus.  An investment in the Fund should be considered speculative and an investor should be willing to accept the possibility of significant loss.

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

                        Per share                    Total(1)
Price to Public                                                                           $[       ]                           $[        ]
Sales Load(2)                                                                               $[       ]                           $[        ]
Proceeds to Fund(3)                                                                    $[       ]                           $[        ]

(1)The Fund has granted the Underwriters (listed below) an option to purchase up to [____] additional Common Shares at the Price to Public, less the Sales Load, within [____] days of the date of this Prospectus solely to cover overallotments, if any.  If such option is exercised in full, the total price to the public, sales load and proceeds to the Fund will be $[____], $[____] and $[____], respectively.
(2)Invesco Advisers, Inc., the Fund’s investment adviser (the “Adviser”), has agreed to pay, from its own assets, an up front marketing and structuring fee to [Insert Underwriters].  This fee is not reflected under Sales Load in the table above.  See “Underwriters — Additional Compensation to Be Paid by the Adviser.”
(3)The Fund will pay offering costs (other than the sales load) up to an aggregate of $[___] per Common Share sold in this offering.  The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) to the extent that they exceed $[____] per Common Share.  The aggregate offering expenses (other than the sales load) to be paid by the Fund currently are estimated to be $[____].  Proceeds to the Fund are calculated after expenses.
The Underwriters expect to deliver the Common Shares to purchasers on or about [_________, 2011].

[INSERT UNDERWRITERS]

The date of this Prospectus is [________], 2011.

(continued from cover page)

Portfolio Contents.  The Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in real estate and real estate-related investments located in the U.S. and in non-U.S. countries.  The Fund considers an investment in real estate to be an ownership interest in real property and anything permanently affixed to the real property, such as buildings.  The Fund considers an investment to be real estate-related if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate.  Real estate-related investments include (i) real estate investment trusts (REITs) or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools, (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages, and (iii) debt instruments that are supported by underlying real estate collateral.  The Fund’s 80% policy includes for-lease multi-family residential dwellings in the definition of real estate and real estate-related investments, but does not include U.S. single family, detached housing.

The Fund will invest in privately and publicly offered real estate equity.  Privately offered real estate equity investments will be made through a limited or private REIT, which is also managed by the Adviser, that invests in properties with a focus on stable income and quality locations.  These investments include existing, substantially leased (typically 70% or greater occupancy at the time of investment) income-producing properties located in metropolitan areas that exhibit reasonable economic diversification, such as office buildings, retail space, multifamily properties, hotels, nursing homes, hospitals, agricultural property, and industrial and warehouse properties.  Publicly offered real estate equity may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and REITs or similar vehicles.

The Fund will invest in privately and publicly offered real estate debt.  Privately offered real estate debt may be characterized by secured and unsecured loans backed directly or indirectly by real estate assets.  Unlike most other closed-end funds, the Fund will make (“originate”) loans directly to borrowers, which may subject the Fund to additional risks and expenses.  Publicly offered real estate debt may include, but is not limited to, corporate debt obligations of real estate-related entities, commercial mortgage-backed securities and other structured securities backed directly or indirectly by real estate assets.  The Fund may invest in debt securities of any credit quality, maturity and duration, including below investment grade debt.

The Fund may invest any or all of its assets in securities issued by non-U.S. issuers.  The Fund currently anticipates that it will be invested in publicly offered real estate-related equity and debt securities of non-U.S. issuers, including issuers from developing or emerging markets.  Investment by the Fund in securities of non-U.S. entities may or may not be denominated in U.S. dollars.

Leverage.  The Fund anticipates employing leverage through borrowing, but it may also employ leverage through the issuance of preferred shares or commercial paper, or any combination of these approaches.  The Fund expects to use borrowing such that the amount of leverage proceeds is equal to approximately 33 1/3% of its total assets (including the amount obtained through leverage).  Use of financial leverage creates an opportunity for increased income and return for holders of Common Shares, but also may magnify loss on an investment, creating special risks (including the likelihood of greater volatility of net asset value and market price of, and distributions on, the Common Shares).  There can be no assurance that a leveraging strategy will be utilized or will be successful.  The investment advisory fees paid by the Fund will be calculated on the basis of the Fund’s total assets, which include proceeds from the borrowing and/or the issuance of preferred shares and/or commercial paper, so the fee will be higher when leverage is utilized.  This may create a conflict of interest between the Fund’s investment adviser and holders of Common Shares, as providers of the borrowing or holders of the preferred shares/commercial paper do not bear the investment advisory fee; rather, holders of Common Shares bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds.  This means that holders of Common Shares effectively bear the entire investment advisory fee.

Investment Adviser.  The Fund’s investment adviser is Invesco Advisers, Inc.  The Adviser is a wholly owned subsidiary of Invesco Ltd. (“Invesco”), which is a diversified asset management firm with $[____] billion under management or supervision as of June 30, 2011.  The Adviser’s principal office is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309.  The Fund’s portfolio management team is part of Invesco Real Estate, an investment center within the Adviser.  Invesco Real Estate managed approximately $36.5 billion in real estate investments in private real estate, real estate securities and real estate debt as of [______], 2011 and employs 306 persons in 16 offices worldwide.

The Adviser has entered into sub-advisory agreements with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.  The sub-advisers to the Fund are Invesco Asset Management Deutschland GmbH; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Australia Limited; Invesco Hong Kong Limited; Invesco Trimark Ltd.; and Invesco Senior Secured Management, Inc.  Each affiliated sub-adviser is an indirect wholly owned subsidiary of Invesco.

This Prospectus sets forth concisely information about the Fund that you should know before investing.  Please read this Prospectus carefully before deciding whether to invest and retain it for future reference.  A Statement of Additional Information dated [______], 2011 (the “SAI”) has been filed with the SEC.  The Fund’s SAI and, when available, the Fund’s annual and semi-annual reports to shareholders can be obtained without charge, and any other shareholder inquiries, including requests for additional information about the Fund, can be made by calling [(800) 959-4246] or by writing to the Fund.  The Fund’s annual report and semi-annual report, when available, can also be obtained without charge on our web site at www.invesco.com/us.  A table of contents to the SAI is located on page [__] of this Prospectus.  This Prospectus incorporates by reference the entire SAI.  The SAI is available along with other Fund-related materials at: the SEC’s public reference room in Washington, DC (call 1-202-341-2929 for information on the operation of the reference room); the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov.

The Fund’s Common Shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

No dealer, salesperson, or other person is authorized to give any information or to represent anything not contained in this Prospectus.  You must not rely on any unauthorized information or representations not contained in this Prospectus.  The Fund is offering to sell, and seeking offers to buy, Common Shares only in jurisdictions where offers and sales are permitted.  The information contained in this Prospectus is subject to change after the date of this Prospectus, regardless of the time of delivery of this Prospectus or any sale of Common Shares.  The Fund will amend this Prospectus if, during the period that this Prospectus is required to be delivered, there are any material changes subsequent to the date of this Prospectus.  You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus.  The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary.  This summary may not contain all of the information that you should consider before investing in the Fund’s Common Shares.  You should review the more detailed information contained in this Prospectus and in the SAI.  In particular, you should carefully consider the risks of investing in the Fund’s Common Shares, as discussed under “Principal Investment Risks.”

The Fund	Invesco Total Property Market Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering
The Fund is offering [______] Common Shares of beneficial interest, without par value (the “Common Shares”), through a group of underwriters (the “Underwriters”) led by [Insert Underwriters].  The Fund has given the Underwriters an option to purchase up to [____] additional Common Shares to cover over-allotments, if any.  The initial public offering price is $[____] per Common Share.  The minimum purchase in this offering is [____] Common Shares ($[_____]).

Investment Objectives and
Principal Investment Strategies
The Fund’s investment objective is to provide a high level of current income and, secondarily, capital appreciation.  The Fund seeks to achieve its investment objectives by investing substantially all of its assets in real estate and real estate-related securities.  The Fund seeks to provide exposure to the four quadrants of the real estate market: privately offered real estate equity (such as direct ownership of real estate by the Fund through a subsidiary), privately offered real estate debt (such as direct loans by the Fund to borrowers), publicly offered real estate equity (such as REITs), and publicly offered real estate debt (such as corporate debt and commercial mortgage-backed securities).  The Fund’s investment objectives may be changed by the Board of Trustees of the Fund on 60 days’ notice to shareholders.

Investment Process
For both U.S. and non-U.S. investments, the Adviser focuses on top-down market and property-type fundamentals combined with bottom-up local market intelligence.  Investment activities of the Fund are conducted in accordance with an investment plan, which consists of (1) an allocation process that allocates investment dollars among the four quadrants on the basis of their relative value opportunities and risk characteristics, and (2) a selection process that allocates investment dollars within the four quadrants based on defined investment selection methodologies.

The allocation process is a two-step process that incorporates: (i) Invesco Real Estate’s domestic and international market outlook (including real estate market fundamentals and public and private capital market conditions); (ii) Fund objectives, including investment and risk guidelines; and (iii) attributes of the existing portfolio.  The primary objectives of the allocation process are to set target weight ranges for each of the four real estate investment quadrants based on relative value in association with the market outlook and the Fund’s objectives.  Step one of the allocation process addresses the broad equity versus debt decision.  Step two of the allocation process addresses the allocation within the equity and debt categories by evaluating relative value between the privately and publicly offered alternatives in both the real estate equity and real estate debt categories.

Specific investments are chosen through execution of a selection process designed to identify and capture relative value within the equity and debt quadrants.

Invesco Real Estate’s research-based approach evaluates key economic drivers by property type and by market.  This discipline helps Invesco Real Estate identify those investments that are viewed as attractive for the Fund.  See “Investment Objective and Investment Policies—Investment Process.”

Portfolio Contents
The Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in real estate and real estate-related investments located in the U.S. and in non-U.S. countries.  The Fund considers an investment in real estate to be an ownership interest in real property and anything permanently affixed to the real property, such as buildings.  The Fund considers an investment to be real estate-related if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate.  Real estate-related investments include (i) real estate investment trusts (REITs) or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools, (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages, and (iii) debt instruments that are supported by underlying real estate collateral.  The Fund’s 80% policy includes for-lease multi-family residential dwellings in the definition of real estate and real estate-related investments, but does not include U.S. single family, detached housing.

The Fund will invest in privately and publicly offered real estate equity.  Privately offered real estate equity investments will be made through a wholly owned, limited or captive REIT (“REIT Subsidiary”) that invests directly in properties with a focus on stable income and quality locations.  These investments include existing, substantially leased (typically 70% or greater occupancy at the time of investment) income-producing properties located in metropolitan areas that exhibit reasonable economic diversification, such as office buildings, retail space, multifamily properties, hotels, nursing homes, hospitals, agricultural property, and industrial and warehouse properties.  The Fund will generally gain exposure to privately offered real estate equity by investing up to 25% of its total assets in a REIT Subsidiary managed by the Adviser.  Publicly offered real estate equity may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, depositary receipts and REITs or similar vehicles.

The Fund will invest in privately and publicly offered real estate debt.  Privately offered real estate debt may be characterized by secured and unsecured loans backed directly or indirectly by real estate assets.  Unlike most other closed-end funds, the Fund will make (“originate”) loans directly to borrowers, which may subject the Fund to additional risks and expenses.  Publicly offered real estate debt may include, but is not limited to, corporate debt obligations of real estate-related entities, commercial mortgage-backed securities and other structured securities backed directly or indirectly by real estate assets.  The Fund may invest in debt securities of any credit quality, maturity and duration, including below investment grade debt.

The Fund may invest any or all of its assets in securities issued by non-U.S. issuers.  The Fund currently anticipates that it will be invested in publicly offered real estate-related equity and debt securities of non-U.S. issuers, including issuers from emerging markets.  Investment by the Fund in securities of non-U.S. entities may or may not be denominated in U.S. dollars.

In complying with its 80% investment requirement, the Fund may also make investments that have economic characteristics similar to the Fund’s real estate investments, including derivatives, exchange-traded funds (ETFs), unaffiliated private or public closed-end real estate funds or partnerships and American Depositary Receipts (ADRs).  These derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.

The Fund may invest all or a portion of its total assets in investments that are considered illiquid.  “Illiquid investments” are those that cannot be sold within seven days in the ordinary course of business at approximately the price at which they are valued by the Fund.  Notwithstanding the foregoing, the Fund will not invest more than 10% of its total assets in illiquid synthetic securities.  Synthetic securities provide investment exposure to one or more underlying instruments without actually owning those instruments.  Examples of synthetic securities may include certain credit default swaps, collateralized debt obligations, credit linked notes, equity linked securities, and synthetic foreign equity securities.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

Percentage limitations described in this Prospectus are as of the time of investment by the Fund and may be exceeded because of changes in the market value or investment rating of the Fund’s assets or if a borrower distributes equity securities incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower.

For a more complete discussion of the Fund’s portfolio composition, see “Investment Objective and Investment Policies—Portfolio Contents.”

Allocation of Proceeds
Based on current market conditions, once fully invested, the Adviser anticipates that the Fund will allocate the Fund’s investable assets among the four quadrants of the real estate market as follows: 5% - 25% in privately offered real estate equity through investment in a REIT Subsidiary; 5% - 50% in privately offered real estate debt; 30% - 70% in publicly offered real estate equity; and

10% - 50% in publicly offered real estate debt.  Allocations are subject to change and may vary significantly during periods when the Fund is engaging in a private real estate transaction.  See “Investment Objective and Investment Policies—Portfolio Contents.”

Leverage
The Fund anticipates employing leverage as part of its investment strategy.  The Fund will likely use leverage through borrowing from banks or other financial institutions, but it may also incur leverage through the issuance of preferred shares and/or commercial paper.  The Fund reserves the right, if the Adviser believes that market conditions are appropriate, to use leverage to the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”).  Currently, under the Investment Company Act, the Fund may borrow money up to 33 1/3% of its total assets and may issue shares of preferred stock in amounts up to 50% of the value of its total assets to finance additional investments (in each case, total assets would include the amount obtained through leverage).

Through leveraging, the Fund would seek to obtain a higher return for holders of Common Shares than if the Fund did not use leverage.  Leverage is a speculative technique and there are special risks and costs associated with leverage.  There is no assurance that the Fund would be successful in enhancing the level of its income or returns during any period in which leverage is utilized.

If the Fund utilizes leverage, the Fund’s expenses would be higher than if leverage was not utilized.  Also, the fees paid to the Adviser (both as investment adviser and administrator) will be higher than if the Fund did not use leverage, because the fees paid will be calculated on  the basis of the Fund’s total assets, including the amount obtained through the use of leverage.  The increase in Fund expenses as a result of leverage may be significant.  In addition, the net asset value of the Fund’s Common Shares would be reduced by the issuance costs of any leverage.  See “Use of Leverage” and “Principal Risks—Leverage Risk.”

The Adviser and
Sub-advisers
Invesco Advisers, Inc. (the “Adviser”) is the Fund’s investment adviser.  The Adviser is a wholly owned subsidiary of Invesco Ltd., which is a diversified asset management with $[____] billion under management or supervision as of June 30, 2011.  The Adviser’s principal office is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309.

The Fund’s portfolio management team is part of Invesco Real Estate, an investment center within the Adviser.  Established in 1983, Invesco Real Estate managed approximately $36.5 billion in real estate investments in private real estate, real estate securities and real estate debt as of [______], 2011.  With 306 employees in 16 offices worldwide, the group focuses on top-down market and property type fundamentals combined with bottom-up local market intelligence.  Senior members of the management team have worked together for more than 17 years, contributing to the consistent implementation of Invesco Real Estate’s investment strategy and resulting performance.

The Adviser has entered into sub-advisory agreements with certain affiliates to serve as sub-advisers to the Fund, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.  Each of these affiliated sub-advisers is a registered investment adviser under the Investment Advisers Act of 1940.

The sub-advisers to the Fund are Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”); Invesco Asset Management Limited (“Invesco Asset Management”); Invesco Asset Management (Japan) Limited (“Invesco Japan”); Invesco Australia Limited (“Invesco Australia”); Invesco Hong Kong Limited (“Invesco Hong Kong”); Invesco Trimark Ltd. (“Invesco Trimark”); and Invesco Senior Secured Management, Inc. (“Invesco Senior Secured).  Each affiliated sub-adviser is an indirect wholly owned subsidiary of Invesco.  See “Investment Adviser and Sub-Advisers.”

The Adviser will receive a fee at an annual rate of [___]% as a percentage of the average weekly total assets of the Fund (include the amount obtained through leverage).  During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, which includes the assets purchased through leverage.  See “Management of the Fund—Investment Advisory Agreement.”

The only fees payable to the sub-advisers under the sub-advisory agreements are for providing discretionary investment management services.  For such services, the Adviser will pay each sub-adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust, multiplied by (ii) the fraction equal to the total assets of the Fund as to which such sub-adviser has provided discretionary investment management services for that month divided by the total assets of the Fund for that month.

In no event will the aggregate monthly fees paid to the sub-advisers under the sub-advisory agreement exceed 40% of the monthly compensation that the Adviser receives from the Fund pursuant to its advisory agreement with the Fund, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.  See “Management of the Fund—Master Intergroup Sub-Advisory Contract.”

Administrator	The Adviser also serves as the Fund’s administrator pursuant to a separate Master Administrative Services Agreement.

Distributions
Commencing with the Fund’s initial dividend, the Fund intends to make regular quarterly distributions to Common Shareholders of all or a portion of its net investment income (after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or borrowing or other forms of leverage utilized by the Fund).  The Fund expects to declare the initial quarterly dividend on the Fund’s Common Shares within approximately 45-60 days after completion of this offering, with payment of the initial quarterly dividend occurring approximately 90-120 days after completion of this offering.  The Fund intends to pay any capital gains distributions at least annually.

The Adviser has applied to the U.S. Securities and Exchange Commission (“SEC”), on behalf of the Fund, for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains more frequently than annually.  No assurance can be given that the SEC will grant the exemption to the Fund.  Absent such exemption, Section 19(b) of the Investment Company Act generally limits the Fund to making no more than one distribution of long-term capital gains every 12 months.  This offering, however, is not contingent upon the receipt of such exemption.  See “Distributions.”  If the Fund receives this exemption, the Fund intends to make level monthly dividend distributions that would result in the payment of approximately the same amount to the Fund’s shareholders each month.  These monthly distributions may be comprised of  net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital.

The Fund periodically will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder’s distribution would be a return of capital.  A return of capital may occur when some or all of the money that a shareholder invested in the Fund is paid back to the shareholder.  If the source of the dividend or other distribution was comprised of either net realized short-term capital gains, net realized long-term capital gains, or return of capital, Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide shareholders with written disclosure to that effect that accompanies such payment.

A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”  Persons who periodically receive a distribution may be under the impression that they are receiving net profits when they are not.  Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.  In addition, conclusions should not be drawn about the Fund’s investment performance from the amount of any Fund distribution or from the terms of the Fund’s distribution policy.  See “Distributions.”

Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan, unless an election is made to receive cash.  See “Dividend Reinvestment Plan.”

Custodian	State Street Bank and Trust Company (the “Custodian”) will serve as custodian for the Fund. The principal business address of the Custodian is One Lincoln Street, Boston, Massachusetts 02111.

Dividend Paying Agent,
Transfer Agent and
Registrar
Computershare, Inc. and Computershare Trust Company, N.A. (together, the “Transfer Agent”) will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares.  The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

Closed-End Fund Structure
Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if a shareholder wishes to sell its shares of a closed-end fund, it must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.”  Similarly, closed-end funds differ from ETFs, which are investment companies that issue shares in large blocks known as “creation units” and list their shares for trading on a stock exchange, because, like mutual funds, ETFs generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous in-flows and out-flows of assets in a mutual fund or ETF can make it difficult to manage a mutual fund’s or ETF’s investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and illiquid investments.

Shares of closed-end funds frequently trade at a discount to their net asset value.  The Fund’s Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares, or other programs intended to reduce the discount.  The Fund cannot guarantee or assure, however, that its Board of Trustees will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per Common Share.  While certain actions, such as share repurchase programs or tender offers, may reduce the Fund’s discount temporarily, they are dilutive of Fund assets and typically have no long-term effect on the discount.  The Fund may also be limited or restricted by the terms of its leverage from taking action that temporarily addresses the discount.  Moreover, given the inherent illiquidity of privately offered real estate equity and debt, it would not be possible to convert the Fund to an open-end fund while continuing to operate under the Fund’s current investment objectives and policies.  Accordingly, the Fund’s Board of Trustees may determine that it is not in the best interests of the Fund or its shareholders to take action designed to alleviate the Fund’s discount.  Shareholders should consider an acquisition of the Fund’s Common Shares to be a long-term investment based on market returns and should not expect to receive net asset value upon disposition of their Common Shares.

Principal Investment Risks
Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment.  Therefore, you should consider carefully the following principal risks before investing in the Fund.

Investment and Market Risk.  An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of investments owned by the Fund, and market risk reflects the risk that the value of these investments may fluctuate over time, sometimes rapidly and unpredictably.  Shareholders will not generally have an opportunity to evaluate for themselves or to approve the Fund’s investments, and must rely on the Adviser with respect to the selection, amount, character and economic merits of each potential investment.  At any point in time, an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.  The Fund anticipates using leverage, which will magnify the Fund’s investment, market and certain other risks.  See “Principal Risks—Investment and Market Risk” and “Principal Risks—Leverage Risk.”

General Risks of Real Estate Investment.  Real property investments are subject to varying degrees of risk.  Real estate values are affected by a number of factors, including (i) changes in the general economic climate (such as changes in interest rates), (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space), (iii) the quality and philosophy of management, (iv) competition (such as competition based on rental rates), (v) specific features of properties (such as location), (vi) financial condition of tenants, buyers and sellers of properties, (vii) quality of maintenance, insurance and management services, (viii) changes in operating costs, (ix) government regulations (including those governing usage, improvements, zoning and taxes), (x) the availability of financing and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities).  Real estate investments are speculative in nature, and the possibility of partial or total loss of capital will exist.  Investors should not invest in the Fund unless they can readily bear the consequences of such loss.  See “Principal Risks—General Risks of Real Estate Investment.”

Environmental Liability Risk.  Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property.  Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances.  The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner.  The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Fund’s return from such investment.  See “Principal Risks – Environmental Liability Risk.”

Insurance Risk.  The Fund is subject to the risk that the insurance coverage maintained on real estate investments might not be adequate to restore the investment in the event of damage or total loss.  There is also a risk that, particularly as a result of a widespread catastrophic event, insurers could become insolvent and no coverage would be available for real estate losses sustained by the Fund’s investments.  See “Principal Risks – Insurance Risk.”

Highly Competitive Market for Suitable Investments.  The activity of identifying, completing and realizing attractive real estate investments is highly competitive and involves a high degree of uncertainty.  The Adviser may not be able to identify suitable investments, to negotiate or arrange the closing of appropriate transactions or to arrange the timely disposition of a sufficient number of suitable investments.  The Fund will encounter competition from other institutional investors, some of which may have greater financial and other resources and more extensive experience than the Adviser. Accordingly, there can be no assurance that the Fund will be able to identify and complete an adequate number of new investment opportunities or realize the value of such investments.  See “Principal Risks—Highly Competitive Market for Suitable Investments.”

Third-Party Involvement and Non-Controlled Investments.  The Fund may co-invest with third parties through joint ventures or other entities.  Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a co-venturer or partner of the Fund may at any time have economic or business interests or goals that are inconsistent with those of the Fund or may be in a position to take action contrary to the Fund’s investment objectives.  As a result, the Fund may be unable to fully realize its expected return on any such investment.  In addition, in certain circumstances, the Fund may be liable for actions of its co-venturers or partners.  Actions taken by those persons may subject the investment to liabilities in excess of, or other than, those contemplated by the Fund.

Generally, 100% equity ownership interests in real estate assets are expected to be acquired.  However, there may be shared or limited control with respect to some portfolio investments, and there may be no control rights with respect to in-kind contributions of publicly traded real estate securities.  Those investments may involve risks not present in other types of investments, such as the possibility that the other party(ies) may become bankrupt or have economic or business interests or goals inconsistent with those of the Fund.  It may also be more difficult for the Fund to sell the interests in those investments.  If control over an investment is shared with another person, deadlocks could result that could adversely affect the investment’s returns or value.  See “Principal Risks—Third-Party Involvement and Non-Controlled Investments.”

Servicer Risk.  The performance of many of the Fund’s investments may depend upon the ability of third-party servicers of the underlying real estate investments, which involves the risk that the poor performance or insolvency of such servicers could negatively impact the Fund. See “Principal Risks—Servicer Risks”

REIT Subsidiary Risk.  By investing in the REIT Subsidiary, the Fund is indirectly exposed to risks associated with the REIT Subsidiary’s direct investments in real estate.  Because the REIT Subsidiary is not registered under the Investment Company Act, the Fund, as an investor in the REIT Subsidiary, will not have the protections offered to investors in registered investment companies.  Changes in the laws of the United States, under which the Fund and the REIT Subsidiary are organized, including the regulations under the Internal Revenue Code (“IRC”), could result in the inability of the Fund and/or the REIT Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and it shareholders.  There can be no assurance that the REIT Subsidiary’s qualification as a REIT for federal income tax purposes can be continued.  If the REIT Subsidiary fails to so qualify, it will be subject to tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates.  See “Principal Risks—REIT Subsidiary Risk.”

REIT Risk.  Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings.  Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid than those of larger companies.  The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.  If a real estate-related company defaults, the Fund may own real estate directly, which will further subject the Fund to the risks of direct ownership described above.  See “Principal Risks—REIT Risk.”

Debt Securities Risk.  The Fund may invest a portion of its assets in debt securities such as notes and bonds.  The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities.  See “Principal Risks – Debt Securities Risk.”

Credit Risk.  The issuers of debt instruments in which the Fund invests may be unable to meet interest and/or principal payments.  This risk is increased to the extent the Fund invests in junk bonds.  Downgrades in the credit ratings of an issuer’s securities may cause significant declines in the price of the issuer’s securities.  See “Principal Risks – Credit Risk.”

Interest Rate Risk.  When interest rates decline, the value of a fixed income portfolio can normally be expected to rise.  Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline.  Sudden and significant increases in market interest rates may cause a decline in the Fund’s net asset value.  A material decline in the Fund’s net asset value may impair the Fund’s ability to maintain required levels of asset coverage for its outstanding leverage and may require the Fund to reduce leverage.  See “Principal Risks—Interest Rate Risk.”

Prepayment Risk.  Certain of the Fund’s investments, including commercial mortgage-backed securities, are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans.  Faster prepayments often happen when interest rates are falling.  As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income.  Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration.  Longer duration securities tend to be more volatile.  Securities may be prepaid at a price less than the original purchase value.  See “Principal Risks—Prepayment Risk.”

Direct Lending Risk.  To the extent the Fund is the sole lender in privately offered real estate debt, it will be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the property).  This may increase the risk and expense to the Fund compared to property in syndicated or publicly offered real estate debt.  See “Principal Risks- Direct Lending Risk.”

Subordination Risk.  The Fund may invest in debt interests (including B-Notes and mezzanine investments) that may be subordinate to senior secured debt of an issuer.  Similarly, the Fund may invest in commercial mortgage-backed securities or other structured securities backed directly or indirectly by real estate assets that are subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans.  In the case of certain commercial mortgage-backed securities, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero.  As a result, subordinated debt may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities. See “Principal Risks—Subordination Risk.”

Below Investment Grade Securities Risk.  The Fund anticipates that it will invest a significant portion of its assets in debt securities that are rated below investment grade, or in unrated debt securities determined by the Adviser to be of comparable quality.  Below investment grade debt securities are commonly referred to as “junk bonds” or high yield debt securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims.  The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds.  Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.  Credit ratings on junk bonds do not necessarily reflect their actual market value.  See “Investment Objectives and Investment Policies—Portfolio Contents—Below Investment Grade Securities,” “Investment Policies – Credit Ratings and Unrated Securities” and “Principal Risks—Below Investment Grade Securities Risk.”

Credit Rating and Unrated Securities Risk.  Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  Credit rating agencies may be paid by the companies whose debt they analyze and grade.  To the extent that the issuer of a debt security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.  Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparable credit rating.  See “Investment Objective and Investment Policies–Credit Ratings and Unrated Securities” and “Principal Risks—Credit Rating and Unrated Securities Risk.”

Non-U.S. Securities Risk.  The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries.  Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls.  As a result, there generally is less publicly available information about foreign companies than about U.S. companies.  Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.  See “Principal Risks—Non-U.S. Securities Risk.”

Developing or Emerging Markets Securities Risk.  The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies.  For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline.  Governments in developing markets may be relatively less stable.  The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest or war may result in adverse volatility in the prices of securities or currencies.  Other factors include additional transaction costs, delays in settlement procedures and lack of timely information.  See “Principal Risks – Developing or Emerging Markets Securities Risk.”

Currency/Exchange Rate Risk.  The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.  The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates.  There is no guarantee that these investments will be successful.  See “Principal Risks – Currency/Exchange Rate Risk.”

Derivatives Risk.  Derivatives may be more difficult to purchase, sell or value than other investments, and may be subject to market, interest rate, credit, leverage, counterparty and management risks.  By investing in a derivative, the Fund could lose more than the cash amount invested and could incur higher taxes.  Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.  See “Principal Risks – Derivatives Risk.”

Leverage Risk.  The use of leverage by the Fund would create three major types of risks for shareholders.  First, the use of leverage would increase the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the value of the Fund’s portfolio are borne entirely by the Common Shareholders.  Second, with the use of leverage, share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies.  Third, if the Fund uses leverage, the Fund may not be permitted to declare dividends or other distributions with respect to its Common Shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.

The Fund may use leverage if the Adviser deems such action to be appropriate in the circumstances.  In the event the Fund uses leverage, the fees paid to the Adviser for investment advisory services and for administrative services will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from issuance of preferred shares, commercial paper or borrowings, which may create an incentive to leverage the Fund.  See “Use of Leverage” and “Principal Risks—Leverage Risk.”

Liquidity Risk.  The Fund may invest all or a portion of its total assets in investments that are considered illiquid.  A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time.  A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading.

The Fund’s investments in privately offered real estate equity and debt are expected to be illiquid and, although they will be fair valued on a daily bases, there is no guarantee that the Fund will be able to sell these investments for the amount it has valued them.  The Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such investments.  See “Principal Risks—Liquidity Risk.”

Non-Diversification Risk.  The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund.  To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.  See “Principal Risks – Non-Diversification Risk.”

Concentration Risk.  To the extent the Fund’s investments are concentrated in the real estate industry, the Fund’s performance will depend to a greater extent on the overall condition of the real estate industry, and there is increased risk to the Fund if conditions adversely affect that industry.

Lender Liability Risk.  A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.”  Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders.  Because of the nature of its privately and publicly offered real estate debt investments, the Fund may be subject to allegations of lender liability.  See “Principal Risks—Lender Liability Risk.”

Limitation on Transactions with Affiliates Risk.  Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers.  Its ability to purchase securities being underwritten by a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions.  Unless the Fund is able to rely on certain exemptive rules promulgated by the SEC, this could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities, particularly in smaller underwritings.  Certain broker-dealers, including [INSERT AFFILIATED UNDERWRITERS], are considered to be affiliated persons of the Fund or the Adviser under the Investment Company Act.  In addition, until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.  See “Limitation on Transactions with Affiliates Risk.”

Potential Conflicts of Interest Risk.  The Adviser will be subject to certain conflicts of interest in its management of the Fund.  These conflicts will arise primarily from the involvement of the Adviser and its affiliates in other activities that may conflict with those of the Fund.  The Adviser and its affiliates engage in a broad spectrum of activities.  In the ordinary course of their business activities, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.  Other present and future activities of the Adviser and its affiliates may give rise to additional conflicts of interest that may have a negative impact on the Fund.

Furthermore, because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest.  For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts, or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser, on behalf of the Fund, engages in short sales of securities of the type in which the Adviser invests for other accounts, the Adviser could be seen as harming the performance of those accounts for the benefit of the Fund if the short sales caused the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.  See “Principal Risks—Potential Conflicts of Interest Risk.”

No Operating History.  The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history upon which prospective investors can evaluate the likely performance of the Fund.  The performance of other funds advised by the Adviser or its affiliates should not be relied upon as an indication or prediction of the performance of the Fund.  Such other funds may have significantly different characteristics, including structures, use of leverage, portfolio composition, investment objectives and management personnel when compared to the Fund.  The Fund’s Common Shares have no history of public trading.  See “Principal Risks—No Operating History.”

Net Asset Value Discount Risk.  Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a “discount.”  Because the market price of the Fund’s shares may be determined by factors other than its net asset value, such as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand, there is an increased risk that the Fund will trade below its offering price for an indefinite period following the offering.  Therefore, there is an added risk to investors who may sell their shares shortly after the offering.  Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation.  The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.  See “Principal Risks—Net Asset Value Discount Risk” and “Description of Capital Structure—Common Shares.”

Legislation and Regulatory Risk.  At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets.  Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests.  Legislation or regulation may also change the way in which the Fund itself is regulated.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.  See “Principal Risks—Legislation and Regulatory Risk.”

Possibility of Future Terrorist Activity.  The real estate properties in which the Fund invests, either directly or indirectly, are expected to be located in or near major metropolitan areas.  Such properties or the areas in which they are located could be subject to future acts of terrorism.  In addition to the potential direct impact of any such future act, terrorist attacks and the anticipation of any such attacks could have an adverse impact on the financial and insurance markets and economy, thus harming leasing demand for and the value of the Fund’s investments.  It is not possible to predict the severity of the effect that such future events would have on the financial and insurance markets and economy or the portfolio properties.  These events may have a negative effect on the business and performance results of one or more of the Fund’s investments, including by raising insurance premiums and deductibles and limiting available insurance coverage for the real estate properties.

Dependence on Key Personnel Risk.  The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments.  If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected.  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds.  The Adviser has informed the Fund’s Board of Trustees that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs.  In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Adviser in the future.  See “Principal Risks – Dependence on Key Personnel Risk.”

Anti-Takeover Provisions.  The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund.  These provisions could deprive the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.  The Fund’s Board of Trustees has determined that these provisions are in the best interests of long-term shareholders generally.  See “Principal Risks—Anti-Takeover Provisions” and “Certain Provisions in the Agreement and Declaration of Trust.”

Tax Risks.  To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies (“RICs”), among other things, the Fund must satisfy a number of technical and complex requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income and distributions.  If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments.  The ultimate tax characterization of the Fund’s distributions made with respect to a taxable year may not finally be determined until after the end of that taxable year.  In addition, there is a possibility that the Fund may make total distributions during its taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that taxable year.

This could occur as a result of the Fund making level distributions or the recharacterization of distributions previously made by the Fund.  In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares.  See “Principal Risks—Tax Risks.”

  SUMMARY OF FUND EXPENSES

The purpose of the table below, including the example, is to assist you in understanding the fees and expenses that you, as a holder of Common Shares in the Fund (a “Common Shareholder”), will bear directly or indirectly.  The expenses shown in the table and example below are based on estimated amounts, or in certain instances, contractual amounts, through the end of the Fund’s first fiscal year of operations, unless otherwise indicated, and assume that the Fund issues approximately [________] Common Shares.  If the Fund issues fewer than [________] Common Shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets.  See “Management of the Fund” and “Dividend Reinvestment Plan.”  The example should not be considered a representation of future expenses or returns.  Actual expenses may be higher or lower than those assumed for purposes of the example may.

Common Shareholder transaction expenses
Sales load (as a percentage of offering price)	[____]%
Expenses borne by the Fund	[____]%(1)
Dividend reinvestment plan fees	[None](2)
Percentage of Net Assets Attributable to Common Shares
Annual expenses
Management fees(3)	[ ]%
Interest payments on borrowed funds	[ ]%
Other expenses(1)(4)	[ ]%
Total annual expenses	[ ]%
Example

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$[ ]	$[ ]	$[ ]	$[ ]

The purpose of the above example is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.  The example above illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including a sales load of $[__] and estimated offering expenses of $[__]), assuming (i) total net annual expenses of [___]% of net assets attributable to Common Shares in years one through ten and (ii) a 5% annual return:(5)

_______________________________________________________________________________________

(1) The Fund will pay offering costs (other than the sales load) up to an aggregate of $[____] per share of the Fund’s Common Shares ([____]% of the offering price) sold in this offering.  The Adviser has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load) exceed $[___] per Common Share.  The aggregate offering expenses (other than the sales load) currently are estimated to be $[_______].  Offering costs borne by the Fund will result in a reduction of capital of the Fund attributable to Common Shares.  The Adviser has agreed to pay all Fund organizational costs.

(2) You will be charged a $[____] service charge and pay a transaction and processing fee of $[____] per Common Share if you direct the Plan Agent (as defined under “Dividend Reinvestment Plan”) to sell you Common Shares held in a dividend reinvestment account.

(3) The Management fee is based on total assets of the Fund, which include amounts obtained through leverage, whereas other items in the table are based on net assets of the Fund.  For a detailed description of the management fee, see “Management of the Fund.”

(4) Other expenses have been estimated based on estimated asset levels and expenses for the current fiscal year. See “Management of the Fund.”

(5) The example should not be considered a representation of future expenses or returns.  The example assumes that the estimated “Other expenses” set forth in the “Annual expenses” table immediately above the example are accurate and that all dividends and distributions are reinvested at net asset value.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act.  The Fund was organized as a statutory trust under the laws of the State of Delaware on June 21, 2011.  The Fund has no operating history.  The Fund’s principal office is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, and its telephone number is [(800) _________].

The following provides information about the Fund’s outstanding shares as of [________], 2011:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding Exclusive of the Amount Held by the Fund or for its Account
Common Shares	Unlimited	0	[_____________]

USE OF PROCEEDS

The net proceeds of this offering of Common Shares will be approximately $[________] (or $[________] if the Underwriters exercise their over-allotment option in full), which, after payment of the estimated offering costs, will be invested in accordance with the Fund’s investment objectives and policies as soon as practicable.  The Fund expects to have assets fully allocated to real estate and real estate-related companies within six months of the completion of this offering.  Depending on the availability of investments, however, the Fund may require up to one year from the completion of this offering to reach its initial target allocations in the privately offered real estate equity and debt quadrants, and thus be fully invested in accordance with the Fund’s investment objectives and policies.  See “Investment Objectives and Investment Policies—Portfolio Content—Temporary Strategies and Invest-Up Period” below.  The Adviser has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than the sales load) exceed $[____] per Common Share.  The Adviser has also agreed to pay all of the Fund’s organizational expenses.

INVESTMENT OBJECTIVES AND INVESTMENT POLICIES

Investment Objectives

The Fund’s investment objective is to provide a high level of current income and, secondarily, capital appreciation.  There can be no assurance that the Fund will achieve its investment objectives.  The Fund’s investment objectives may be changed by the Board of Trustees of the Fund on 60 days’ notice to shareholders.

Investment Strategies

The Fund seeks to achieve its investment objectives by investing substantially all of its assets in real estate and real estate-related securities.  The Fund seeks to provide exposure to the four quadrants of the real estate market: privately offered real estate equity, privately offered real estate debt, publicly offered real estate equity and publicly offered real estate debt.

Investment Process

For both U.S. and non-U.S. investments, the Adviser focuses on top-down market and property-type fundamentals combined with bottom-up local market intelligence.  Investment activities of the Fund are conducted in accordance with an investment plan, which consists of (1) an allocation process that allocates investment dollars among the four quadrants on the basis of their relative value opportunities and risk characteristics, and (2) a selection process that allocates investment dollars within the four quadrants based on defined investment selection methodologies.

The allocation process is a two-step process that incorporates: (i) Invesco Real Estate’s domestic and international market outlook (including real estate market fundamentals and public and private capital market conditions); (ii) Fund objectives, including investment and risk guidelines; and (iii) attributes of the existing portfolio.  The primary objectives of the allocation process are to set target weight ranges for each of the four real estate investment quadrants based on relative value in association with the market outlook and the Fund’s objectives.  Step one of the allocation process addresses the broad equity versus debt decision.  Step two of the allocation process addresses the allocation within the equity and debt categories by evaluating relative value between the privately and publicly offered alternatives in both the real estate equity and real estate debt categories.

Specific investments are chosen through execution of a selection process designed to identify and capture relative value within the equity and debt quadrants.  Invesco Real Estate’s research-based approach evaluates key economic drivers by property type and by market.  This discipline helps Invesco Real Estate identify those investments that are viewed as attractive for the Fund.

Privately Offered Real Estate Equity Investment Process.  The investment process for privately offered real estate equity has two interactive phases:  Strategic Planning and Operational Execution.

Phase I: Strategic Planning:  Invesco Real Estate begins by developing a strategic plan for direct investments in real estate.  The major components of the strategic planning process include an assessment of (i) the relative attractiveness of real estate investment markets and property types, (ii) the various investment strategies for real estate investment markets and property types, and (iii) the relative attractiveness of asset-specific pricing within real estate investment markets and property types.  The system for developing the strategic plan is dependent on the input and participation of representatives from various internal business groups within Invesco Real Estate: acquisitions, underwriting, asset management, research, closing services and portfolio management.  This team-based approach cultivates an understanding of current opportunities and risks in the market along with providing to the team a specific plan upon which to execute to achieve the Fund’s objectives.

Phase II: Operational Execution:  Once real estate investment markets and property types have been targeted in the Strategic Planning phase, Invesco Real Estate draws upon its relationships to uncover asset-specific investment opportunities and provide information useful to the due diligence process.

At the beginning of the due diligence process, Invesco Real Estate establishes a transaction team of professionals from the various internal business groups within Invesco Real Estate.  Members of this team perform their functions independently to provide a system of checks and balances, and each team member, including the Fund’s portfolio managers, has the ability to veto the acquisition at any time during the due diligence process.  As part of the due diligence process, Invesco Real Estate’s underwriting and asset management professionals subject the real estate to a physical, financial and market analyses.  These analyses include the property’s historical performance, lease terms and rollover/tenant credit, and the investment’s anticipated future returns.

Before making the acquisition decision, the transaction team prepares an investment summary.  Simultaneously, the asset management group develops a property-level business plan with the assistance of contacts at local management and leasing firms to assess market and operational issues.  This business plan identifies key investment strategies.  An important aspect of this plan is the identification of market and property characteristics expected to generate the desired investment performance.  Based on findings during the due diligence period, the transaction team incorporates any necessary adjustments into the original underwriting before final approval is sought from an investment committee comprised of representative from the various internal business groups within Invesco Real Estate (the “Private Real Estate Equity Investment Committee”).

Invesco Real Estate’s standard purchase and sale agreement provides ample time for property inspection.  During this period, closing services professionals conduct an evaluation of engineering, legal, environmental liability and risk management issues utilizing independent consultants.  Closing services professionals are responsible for anticipating and mitigating potential issues and keeping third-party costs at a minimum.  If an asset is approved for purchase by the Private Real Estate Equity Investment Committee, closing services professionals finalize the transaction according to the terms and conditions of the contract, making any price adjustments required as a result of the due diligence.  Once a property is purchased, the transaction team transitions the asset to the asset management group.  Invesco Real Estate uses third-party property managers directed by the asset management group to provide highly qualified local leasing and management expertise.

Developing an effective disposition strategy for each property begins with prudent market and property selection.  Before acquisition, Invesco Real Estate formulates a preliminary disposition strategy and a target disposition date based upon expected market and property performance.  Annually, and as special conditions warrant, a disciplined hold/sell analysis is performed for each asset.  In determining the timing of property dispositions, Invesco Real Estate evaluates:

•	Market cycles (e.g., macroeconomic conditions and anticipated supply/demand);
•	Property considerations (e.g., competitive position, leasing status, tenant rollover, loan maturity, physical condition and capital improvement costs);
•	Capital market conditions (e.g., capitalization and discount rates, debt markets and investor demand); and
•	The Fund’s return objectives (e.g., diversification, risk profile and the Fund’s overall objectives).

Privately Offered Real Estate Debt Investment Process.  The investment process for privately offered real estate debt has two interactive phases: Strategic Planning and Operational Execution.

Phase I - Strategic Planning:  Invesco Real Estate begins by developing a strategic plan for Fund investments.  The major components of the strategic planning process are: (i) developing investment strategies appropriate for the Fund’s risk tolerance, (ii) establishing capital market parameters such as loan duration, loan to value and debt service coverage ratios, and fixed versus floating rate exposure, and (iii) setting target ranges for collateral concentrations by property type and market.  The system for developing the strategic plan is dependent on the input and participation of professionals from various internal business groups within Invesco Real Estate: capital markets, underwriting, asset management, research, closing services and portfolio management.  This team-based approach cultivates an understanding of current opportunities and risks in the market along with providing the team a specific plan upon which to execute to achieve the objectives.

Phase II - Operational Execution:  Execution of the strategic plan has three main components:

•
Investment Sourcing:  Loan originations (i.e., loans made directly by the Fund to borrowers) and loan acquisitions (i.e., purchases of loans from other lenders) by the Fund are sourced through Invesco Real Estate’s investment professionals’ network of contacts including insurance companies, commercial banks, investment banks, developers, capital market intermediaries and conduit loan originators.  Potential investments are first screened by the investment team to ensure that (i) the investment meets the Fund’s objectives and judges the correlation of the collateral quality and the investment’s risk/return relationship, (ii) the investment fits within the Fund’s strategic plan, and (iii) applicable investment risks are identified.  After screening, a formal offer is negotiated with the borrower (or seller in the case of a loan acquisition).  Once an offer has been accepted, the investment will be presented to an investment committee comprised of representatives from the various internal business groups within Invesco Real Estate (“Private Real Estate Debt Investment Committee”); unanimous approval is required before proceeding to formal due diligence.

•
Investment Due Diligence:  During the due diligence process, members of the investment team work together to gain a thorough understanding of the loan collateral, borrower and guarantor assessment, conduct third party assessments of the property’s physical and environmental condition, and negotiate loan documentation.  In the case of a loan acquisition, a business plan is developed for the loan that incorporates expected outcomes for the loan – perform as agreed, foreclosure, or restructure.  This plan is reviewed by external legal counsel against the backdrop of local lending laws.  Before acquisition or origination of privately offered real estate debt investments, the team formulates an exit strategy and target disposition timing based upon expected market and underlying collateral performance.  At the conclusion of due diligence, final findings and conclusions are presented to the Private Real Estate Debt Investment Committee for approval; unanimous approval is required to close and fund the investment.

•
Asset Management:  On an ongoing basis, the Fund’s privately offered real estate debt investments will be managed to help ensure that (i) the Fund’s objectives are met, (ii) the investments comply with all appropriate Fund guidelines, and (iii) the Fund’s strategic plan is followed.  Performing loans will be monitored to ensure compliance with loan terms and covenants and that loan collateral is being maintained appropriately.  Non-performing loans will be addressed proactively to resolve borrower or collateral issues to maximize value to the Fund.  The Fund’s privately offered real estate debt investment may be serviced by one or more third-party servicers who may be responsible for, among other things, collecting payments from the borrowers and remitting them to the Fund.

Annually, and as special conditions warrant, a disciplined hold/sell analysis is performed for each asset.  The eventual disposition strategy of the collateral or security may include a secondary market sale, holding a loan until maturity, loan restructuring or in certain circumstances property foreclosure.  Flexibility in exit strategy provides additional ability to endure potential intermittent market volatility.  In determining the timing of collateral or security dispositions, Invesco Real Estate evaluates:

•	Market cycles (e.g., macro-economic conditions and credit market technicals and trends);
•	Collateral considerations (e.g., competitive position, loan structure, portfolio diversification, and anticipated and historical performance);
•	Capital market conditions (e.g., market returns, credit markets and investor demand); and
•	The Fund’s return objectives (e.g., diversification, risk profile and the Fund’s overall objectives).

Publicly Offered Real Estate Equity and Debt Investment Process.  The publicly offered real estate equity and debt investment teams evaluate securities based primarily on the relative attractiveness of income with a secondary consideration of the potential for capital appreciation.  When constructing the publicly offered real estate equity and publicly offered real estate debt portfolios, the investment teams use a bottom-up, fundamentally driven investment process, including an evaluation of factors such as property market cycle analysis, property evaluation and management and structure review to identify securities with (i) attractive relative yields, (ii) favorable property market outlook, and (iii) reasonable valuations relative to peer investment alternatives.  Specific factors that are evaluated in the investment process include the following:  (i) forecasted occupancy and rental rates, (ii) property locations, (iii) underlying asset quality, (iv) management and issuer depth and skill, (v) alignment of interests,(e.g., share ownership by management), (vi) overall debt levels, (vii) fixed charge coverage and debt service capacity, (viii) dividend growth potential, and (ix) relative value and risk versus alternative investments.

The fundamental research and pricing factors are combined to identify attractively priced securities with relatively favorable long-term prospects.  The investment teams also consider the relative liquidity of each security in the construction of the Fund.  The investment teams will consider selling a security if (i) its relative yield and/or valuation deviates from desired levels, (ii) its risk/return profile changes significantly, (iii) its fundamentals change, or (iv) a more attractive investment opportunity is identified.

Portfolio Contents

The Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes in real estate and real estate-related investments located in the U.S. and in non-U.S. countries.  The Fund considers an investment in real estate to be an ownership interest in real property and anything permanently affixed to the real property, such as buildings.

The Fund considers an investment to be real estate-related if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate.  Real estate-related investments include (i) REITs or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools, (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages, and (iii) debt instruments that are supported by underlying real estate collateral.  The Fund’s 80% policy includes for-lease multi-family residential dwellings in the definition of real estate and real estate-related investments, but does not include U.S. single family, detached housing.

The Fund will invest in privately and publicly offered real estate equity.  Privately offered real estate equity investments will be made through a REIT Subsidiary that invests directly in properties with a focus on stable income and quality locations.  These investments include existing, substantially leased (typically 70% or greater occupancy at the time of investment) income-producing properties located in metropolitan areas that exhibit reasonable economic diversification, such as office buildings, retail space, multifamily properties, hotels, nursing homes, hospitals, agricultural property, and industrial and warehouse properties.  The Fund will generally gain exposure to privately offered real estate equity by investing through the REIT Subsidiary.  Publicly offered real estate equity may include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts of real estate-related companies and REITs or similar vehicles.

The Fund will invest in privately and publicly offered real estate debt.  Privately offered real estate debt may be characterized by secured and unsecured loans by the Fund that are backed directly or indirectly by real estate assets.  Unlike most other closed-end funds, the Fund will make (originate) loans directly to borrowers, which may subject the Fund to additional risks and expenses.  Publicly offered real estate debt may include, but is not limited to, corporate debt obligations of real estate-related entities and commercial mortgage-backed securities.  The Fund may invest in debt securities of any credit quality, maturity and duration, including below investment grade debt.

The Fund may invest all or a portion of its total assets in securities issued by non-U.S. issuers.  The Fund currently anticipates that it will invest in publicly offered real estate-related equity and debt securities of non-U.S. issuers, including issuers from developing or emerging markets.  Investment by the Fund in securities of non-U.S. entities may or may not be denominated in U.S. dollars.

In complying with its 80% investment requirement, the Fund may also make investments that have economic characteristics similar to the Fund’s real estate investments, including investments in derivatives, ETFs, unaffiliated private or public closed-end real estate funds or partnerships, and ADRs.  Derivatives and other instruments may have the effect of leveraging the Fund’s portfolio.

The Fund may invest all or a portion of its total assets in investments that are considered illiquid.  “Illiquid investments” are those that cannot be sold within seven days in the ordinary course of business at approximately the price at which they are valued by the Fund.  Notwithstanding the foregoing, the Fund will not invest more than 10% of its total assets in illiquid synthetic securities.  Synthetic securities provide investment exposure to one or more underlying instruments without actually owning those instruments.  Examples of synthetic securities may include certain credit default swaps, collateralized debt obligations, credit linked notes, equity linked securities, and synthetic foreign equity securities.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.  The Fund also concentrates in the real estate industry, which means it may invest more than 25% of its total assets in that industry.

Privately Offered Real Estate Equity.  Once the Fund is fully invested, it will allocate between 5% and 25% of its total assets to privately offered real estate equity.  This will be accomplished by the Fund investing up to 25% of its total assets in a wholly owned, limited or private REIT Subsidiary managed by the Adviser, which, in turn, will generally invest its assets directly in real estate.  These direct investments in real estate by the REIT Subsidiary may include fee simple, leasehold ownership or a partnership interest in property.  The REIT Subsidiary will typically invest in existing, substantially leased (typically 70% or greater occupancy at the time of investment) income-producing properties located in metropolitan areas that exhibit reasonable economic diversification, such as office buildings, retail space, multifamily properties, hotels, nursing homes, hospitals, agricultural property, and industrial and warehouse properties.  Targeted properties will typically demonstrate predictable and stable income flows, and have quality construction and design features.

The REIT Subsidiary is organized as a Delaware limited liability company that is qualified as a REIT for federal income tax purposes.  The REIT Subsidiary is a “wholly owned subsidiary” of the Fund pursuant to the definition of that term in the Investment Company Act (i.e., the Fund owns 95% or more of the subsidiary’s outstanding voting securities).  The Fund will hold all of the common units of the REIT Subsidiary.  In order to satisfy the IRC’s “100-shareholder test,” certain persons unaffiliated with the Adviser will purchase non-voting preferred units of the REIT Subsidiary, although such ownership will constitute less than 1% of the outstanding units of the REIT Subsidiary.  The Adviser will not receive a fee for managing the REIT Subsidiary, though the Fund will indirectly incur the REIT Subsidiary’s operating expenses.

For tax purposes, no more than 25% of the Fund’s assets may be invested in the securities of one or more issuers (other than securities of other regulated investment companies) that the Fund controls and that are determined to be engaged in the same or similar trade or business.  Under this limitation, the Fund’s investment in the REIT Subsidiary must be limited to no more than 25% of the value of the Fund’s total assets.  This limitation might require the Fund to reduce its allocation of assets to the REIT Subsidiary in the event that the Fund subsequently forms one or more wholly owned subsidiaries to which it transfers its holdings of any privately offered real estate debt subject to risk of foreclosure in order to maintain the Fund’s qualification as a regulated investment company (see “Privately Offered Real Estate Debt” below).

In order to qualify as a REIT, the REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership.  Among other things, the IRC limits the ability of the REIT Subsidiary to sell properties held for less than two years, which may cause it to incur losses.  Since certain activities, if performed by the REIT Subsidiary, may not be qualifying REIT activities under the IRC, the REIT Subsidiary may form taxable REIT subsidiaries, as defined in the IRC, to engage in such activities.  Even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain federal, state and local taxes on its income and assets, including taxes on any undistributed income, tax on income from some activities conducted as a result of a foreclosure, and state or local income, property and transfer taxes.  If, for any taxable year, the REIT Subsidiary does not qualify as a REIT, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the REIT’s current and accumulated earnings and profits.  Dividends payable by the REIT Subsidiary to the Fund and, in turn, by the Fund to shareholders generally are not qualified dividends eligible for the reduced rates of tax.

Privately Offered Real Estate Debt.  Once the Fund is fully invested, it will allocate between 5% and 50% of its total assets to privately offered real estate debt.  The Fund will invest directly in, or make (originate), fixed- or floating-rate privately offered real estate debt.  The Fund may invest in, or originate, senior first-lien loans that are secured by real estate.  The Fund may also invest in, or originate, subordinated interests in first-lien commercial mortgage loans (“B-Notes”) and mezzanine debt.  The Fund may also invest in, or originate, participation loans.  Unlike most other closed-end funds, the Fund will make (originate) loans directly to borrowers, which may subject the Fund to additional risks and expenses.  Directly originated loans may constitute a majority of the Fund’s investments in privately offered real estate debt.

A secured, first lien loan is secured by a mortgage, and the lien holder has priority over all other liens or claims on a property in the event of a default.  A B-Note is a loan that is secured by a mortgage on property but which is subordinate to a first lien or A-Note; cash flow is subordinated through an inter-creditor agreement.  Mezzanine debt is a subordinated loan made after a mortgage loan that is secured by an ownership interest in the borrower instead of by the mortgaged property itself.  A participation loan may be either senior or subordinate, and the lender or mortgagee is entitled to share in the cash flow or resale proceeds from a property owned by the borrower.  A participation loan may or may not require principal and interest payments during the life of the loan.

If the Fund originates a mortgage loan, it will be making loans and will pay all associated costs of making and carrying such loan (including related legal and servicing costs) (see “Operation Expenses” below).  In the event of an impending or actual default and/or foreclosure on any privately offered real estate debt, the debt may be sold or assigned to a wholly owned subsidiary of the Fund (e.g., a C-corporation or similar vehicle) for tax purposes.

As a result, the Fund may directly or indirectly acquire ownership of the underlying properties as a result of such default or foreclosure.

Publicly Offered Real Estate Equity.  Once the Fund is fully invested, it will allocate between 30% and 70% of its total assets to publicly offered real estate equity.  Allocations may be significantly higher during periods when the Fund is engaging in a private real estate transaction because the Fund will utilize such liquid investments to gain exposure to the market until the closing of the private real estate transaction.  Publicly offered real estate equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase common stock, and depositary receipts of real estate-related companies and REITs or similar vehicles.

The REITs in which the Fund invests may focus on particular property types or geographic regions or both.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Publicly Offered Real Estate Debt.  Once the Fund is fully invested, it will allocate between 10% and 50% of its total assets to publicly offered real estate debt.  Allocations may be significantly higher during periods when the Fund is engaging in a private real estate transaction because the Fund will utilize such liquid investments to gain exposure to the market until the closing of the private real estate transaction.  The Fund will invest in debt securities of issuers principally engaged in the real estate industry and other real estate-related investments.  Debt securities will include, but not be limited to, fixed- and floating-rate corporate debt obligations, commercial mortgage-backed securities and other structured securities backed directly or indirectly by real estate.

The Fund may invest in real estate-related corporate debt obligations of varying maturities issued by U.S. and foreign corporations and other business entities.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Certain bonds are “perpetual” in that they have no maturity date.  The investment return of corporate bonds reflects interest on the security and changes in the market value of the security (if sold).  The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates.  The value of the intermediate- and longer-term corporate bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term corporate bonds.  The market value of a corporate bond also may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place.  There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Commercial mortgage-backed securities are structured debt obligations collateralized by pools of commercial mortgages.  Issuers, such as commercial banks, assemble mortgage loans into pools of assets for sale to investors.  The underlying mortgages are secured by commercial property, such as office buildings, retail space, multifamily properties, hotels, nursing homes, hospitals, agricultural property, and industrial and warehouse properties.  Assets underlying commercial mortgage-backed securities may relate to only a few properties or to a single property.  Commercial mortgage-backed securities are typically issued in multiple tranches whereby the more senior classes are entitled to priority distributions from the entity’s income to make specified interest and principal payments on such tranches.  The credit quality of commercial mortgage-backed securities depends on the credit quality of the underlying mortgage loans, which is a function of factors such as the principal amount of loans relative to the value of the related properties; the cash flow produced by the property; the mortgage loan terms, such as amortization; market assessment and geographic location; construction quality of the property; and the creditworthiness of the borrowers.

The Fund may also invest in other structured securities backed directly or indirectly by real estate assets, including securities backed by pools of bonds, loans and other debt obligations.  An example of such a structured security is a collateralized debt obligation, which typically is not limited to investing in one type of debt and, accordingly, may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt.  A collateralized debt obligation’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances.  Most collateralized debt obligation issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings.  Credit risk is shifted to the most junior class of securities.

If any defaults occur in the assets backing a collateralized debt obligation, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche.

Cash Exposure.  The Fund typically maintains a portion of its assets in cash, cash equivalents, high quality debt instruments, and/or money market funds advised by the Adviser.  Depending on the then-current investment environment, holding a relatively larger percentage of portfolio assets in such instruments may either assist or hinder the Fund’s relative performance and its ability to achieve its investment objective.  The Fund will hold cash to handle its daily cash needs, which include payment of Fund expenses and securities transactions.  Under normal circumstances, the Fund is expected to maintain a cash holding between 0-5% of total assets.  In extreme adverse market conditions, the Fund may assume a temporary defensive position and invest a significant percentage of its assets directly or indirectly in cash, cash equivalents or high quality debt instruments.  During periods when the Fund is engaging in a private real estate transaction, large cash holdings may be required for a short time while the private real estate transaction is closing.

Below Investment Grade Securities.  The Fund anticipates that it will invest without limitation in securities rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or securities comparably rated by other rating agencies, or in unrated securities determined by the Adviser to be of comparable quality.  Securities rated Ba1 or lower by Moody’s (or unrated securities of comparable quality) are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.  Securities rated BB+ or lower by S&P or Fitch (or unrated securities of comparable quality) are regarded as having predominantly speculative characteristics and may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities.  Accordingly, lower grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.  This higher coupon is what the investor receives in return for bearing greater credit risk.  The higher credit risk associated with lower grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and may be a substantial factor in the Fund’s net asset value volatility.

Foreign Securities.  The Fund may invest any or all of its assets in securities issued by non-U.S. issuers.  The Fund currently anticipates that it will be invested in publicly offered real estate-related equity and debt securities of non-U.S. issuers, including issuers from developing or emerging markets.  Investment by the Fund in securities of non-U.S. entities may or may not be denominated in U.S. dollars.  The Fund may also invest in ADRs or other securities representing underlying securities of foreign issuers.  ADRs are depositary receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt.  ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets.

Developing Countries.  The Fund will invest in equity and/or debt securities issued by issuers in developing or emerging market countries.  The Fund considers developing countries to be those countries that are not included in the MSCI World Index.  Investments in developing countries present risks in addition to, or greater than, those presented by investments in foreign issuers generally.

Derivatives.  Generally, the Fund intends to utilize derivative instruments, including interest rate swaps, interest rate caps, U.S. Treasury futures, currency swaps, currency futures, and other similar financial instruments, to mitigate the influence of interest rate or currency rate changes on the value of the Fund’s investments and on the amounts that the Fund borrows for leverage purposes.  The Fund may also use derivatives for investment purposes, and the use of derivatives-related strategies may be particularly prevalent during the Fund’s Invest-Up Period in order to gain market exposure.

Swaps.  The Fund may engage in certain strategies involving swap agreements, including interest rate swaps, total return swaps, credit default swaps, and currency swaps, to attempt to manage the risk of its investments or leverage or, in certain circumstances, for investment purposes.

Swap agreements are contracts between the Fund and a brokerage firm, bank, or other financial institution (the counterparty) for periods ranging from a few days to multiple years.  In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in returns) earned or realized on a particular asset such as an equity or debt security, commodity, currency or interest rate, calculated with respect to a “notional amount.”  The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.  The parties typically do not exchange the notional amount.  Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates.  Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a “basket” of securities representing a particular index.  In some cases, such as cross-currency swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.

Futures Contracts.  The Fund may engage in certain strategies involving futures contracts to attempt to manage the risk of its investments or, in certain circumstances, for investment purposes.  A futures contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of certain futures such as an index future or Eurodollar Future) for a specified price at a designated date, time and place.  A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date.  A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.

Options.  The Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment purposes.  An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option at the exercise price during the term of the option (for American style options or on a specified date for European style options), the security, currency or other instrument underlying the option (or in the case of an index option the cash value of the index).  Option transactions present the possibility of large amounts of exposure (or leverage), which may result in the Fund’s net asset value being more sensitive to changes in the value of the option.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.

Options may be either listed on an exchange or traded in over-the-counter (OTC) markets.  Listed options are tri-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates.  OTC options are two-party contracts with negotiated strike prices and expiration dates and differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance).  In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time; therefore the Fund may be required to treat some or all OTC options as illiquid investments.  Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to exercise or expiration.  In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

DIP Loans.  The Fund may invest in “debtor-in-possession” loans (“DIP Loans”) newly issued in connection with “special situation” restructuring and refinancing transactions.  DIP Loans are loans to a debtor-in-possession in a proceeding under the U.S. bankruptcy code that have been approved by the bankruptcy court.  DIP Loans are typically fully secured by a lien on the debtor’s otherwise unencumbered assets or secured by a junior lien on the debtor’s encumbered assets (so long as the loan is fully secured based on the most recent current valuation or appraisal report of the debtor).  DIP Loans are often required to close with certainty and in a rapid manner in order to satisfy existing creditors and to enable the issuer to emerge from bankruptcy or to avoid a bankruptcy proceeding.  The Adviser believes that DIP Loans can offer holders thereof the opportunity to achieve attractive rates of return relative to the risk assumed.

Temporary Strategies and Invest-Up Period.  During the period in which the net proceeds of this offering of Common Shares are being invested (the “Invest-Up Period”) or during periods in which the Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its assets in cash, affiliated money market funds or in the types of money market instruments in which those funds would invest; short-term U.S. government securities; non-U.S. government securities that have received the highest investment grade credit rating; certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; credit linked notes; repurchase agreements with respect to any of the foregoing; asset-backed securities or any other fixed income securities that the Adviser considers consistent with this strategy.  In addition, during the Invest-Up Period and from time to time thereafter, the Fund’s allocation to publicly offered real estate equity and debt may be significantly higher in order to gain exposure to the market while the Fund is preparing to invest in privately offered real estate equity and debt.  The Adviser anticipates that the Invest-Up Period will not exceed 12 months.  It is impossible to predict when, or for how long, the Fund will use these alternative strategies during other temporary or defensive periods.  To the extent the Fund employs these alternative strategies, it may not be able to meet its investment objective.

Investment Policies

Credit Ratings and Unrated Securities.  Rating agencies are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  Appendix A to the SAI describes the various ratings assigned to debt obligations by S&P, Moody’s and Fitch.  The Fund will not necessarily sell a debt security when its rating is reduced below its rating at the time of purchase.  The Adviser does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.  The ratings of a debt security may change over time.  S&P, Moody’s and Fitch monitor and evaluate the ratings assigned to debt securities on an ongoing basis.  As a result, debt securities held by the Fund could receive a higher rating (which would tend to increase their value) or a lower rating (which would tend to decrease their value) during the period in which they are held.

The Fund may purchase unrated debt securities (debt securities that are not rated by a rating agency.  Unrated debt securities may be less liquid than comparable rated debt securities.  To the extent that the Fund invests in high yield and/or unrated debt securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Adviser’s analysis than if the Fund invested exclusively in higher-quality and rated debt securities.  The Adviser will attempt to reduce the risks of investing in lower rated or unrated debt instruments through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

The Fund is not required to dispose of a debt security in the event that a rating agency downgrades its assessment of the credit characteristics of a particular issue or withdraws its assessment, including in the event of a default.  In determining whether to retain or sell such a debt security, the Adviser may consider such factors as the Adviser’s assessment of the credit quality of the issuers of such debt security, the price at which such debt security could be sold and the rating, if any, assigned to such debt security by other rating agencies.

Non-diversification.  The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in securities of a single issuer.  However, the Fund intends to comply with the diversification requirements imposed by the IRC, for qualification as a regulated investment company.

Concentration.  The Fund will “concentrate” (as that term may be defined in the Investment Company Act, any rules or orders thereunder, or SEC staff interpretation thereof) its investments in the domestic and foreign real estate industry.

Percentage Limitations.  Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities.  The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets.

Portfolio Turnover.  The Fund may engage in transactions with the objective of enhancing its income distributions by purchasing securities that have authorized investment dividend payments.  Active and frequent trading may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability.  Frequent trading also increases transaction costs, which could detract from the Fund’s performance.

Operation Expenses

The Fund is responsible for all reasonable and direct expenses related to its operations, including, by way of illustration and without limitation: (i) fees, costs and expenses of portfolio and property management, (ii) costs and expenses of insurance, maintenance, repair and leasing of properties held by the Fund, which may include fees for significant tenant improvement and construction management services; (iii) fees, costs and expenses incurred in connection with its investments, including the acquisition (whether or not consummated), financing, holding, improvement, disposition (whether or not consummated) or valuation of real property or any other investment; (iv) fees, costs and expenses paid to appraisers, accountants and auditors, contractors, engineers, brokers, other agents and consultants; (v) indemnification and legal-related expenses; (vi) fees paid to legal counsel; (vii) fees, costs and expenses relating to the REIT Subsidiary or any other special purpose subsidiary, Fund assets, servicing of privately offered real estate debt originated by the Fund, and short-term investments; (viii) fees, costs and expenses paid to third-party servicers of privately and publicly offered real estate debt, including for collection, administration and special services relating to defaulted loans; (ix) administrative expenses, taxes and assessments, and fees or other governmental charges levied against the Fund and its assets; (x) costs of foreclosure, eviction, enforcement of creditors rights or other legal actions in connection with the Fund’s privately offered debt and equity investments; and (xi) any other third-party expenses incurred with respect to the operation of the Fund and its investments.

If the Adviser provides services to the Fund that would otherwise be performed for the Fund by third parties (other than for investment management), the Fund shall reimburse the Adviser’s internal costs and related overhead expenses allocable to such services, provided that such reimbursements shall not exceed the amount that would be payable by the Fund if such services were provided by third parties on an arm’s length basis.  Details of any such reimbursements shall be provided to the Fund’s Board of Trustees.

Use of Leverage

The Fund plans to attempt to enhance its total returns through the use of leverage, which will likely include loans from certain financial institutions and/or other borrowings, and, though less likely, may also include the issuance of commercial paper or preferred shares or debt securities (hereinafter collectively referred to as “leverage”).  The Fund reserves the right, if the Adviser believes that market conditions are appropriate, to use leverage to the full extent permitted by the Investment Company Act.  Currently, under the Investment Company Act, the Fund may borrow money up to 33 1/3% of its total assets (including amounts obtained from leverage) to finance additional investments.  The Adviser will use leverage for the Fund only when it believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings.  The terms of any borrowings, commercial paper, preferred shares, debt securities or any other leverage will be determined by the Board of Trustees (subject to applicable law and the Fund’s Agreement and Declaration of Trust) if and when it authorizes the use of leverage.

If the Fund uses leverage, the Fund’s expenses would be higher than if leverage were not used.  Also, the fees paid to the Adviser and the Administrator will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from the issuance of leverage.  The increase in Fund expenses as a result of leverage may be significant.  In addition, the net asset value of the Fund’s Common Shares would be reduced by the issuance costs of any leverage.  See “Principal Risks—Leverage Risk.”

Under the Investment Company Act, the Fund generally is not permitted to borrow (including by issuing commercial paper or debt securities) unless immediately after the borrowing, the value of the Fund’s assets less liabilities other than the borrowings is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets, excluding liabilities and the amount of any other indebtedness not represented by the borrowing).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than the borrowings, is at least 300% of such principal amount.

If the Fund borrows, then it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required asset coverage.  Failure to maintain certain asset coverage requirements over a long period of time could result in an event of default or may entitle the debt holders to elect a majority of the board of trustees.

Under the Investment Company Act, the Fund is not permitted to issue preferred shares unless immediately after the issuance, the value of the Fund’s assets is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation preference may not exceed 50% of the Fund’s total assets, less liabilities other than issued debt and the liquidation preference of any preferred shares).  In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund’s total assets less liabilities (other than issued debt and the liquidation preference of any preferred shares) is at least 200% of such liquidation value.  If the Fund issues preferred shares, then it intends, to the extent possible, to purchase or redeem Fund preferred shares from time to time to the extent necessary in order to maintain coverage of any Fund preferred shares of at least 200%.  Under the Investment Company Act, if the Fund has preferred shares outstanding, at least two of the Fund’s trustees will be elected by the holders of Fund preferred shares, voting separately as a class.  In addition, under the Investment Company Act, in the event the Fund failed to pay dividends on Fund preferred shares for two full years, the Fund preferred shareholders would be entitled to elect a majority of the trustees of the Fund.  The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the IRC, which could have a material adverse effect on the value of the shares.

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for borrowings or Fund preferred shares, or, if the Fund borrows from a lender, by the lender.  These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those currently imposed on the Fund by the Investment Company Act.  It is not anticipated that these restrictions will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.  In addition to other considerations, to the extent that the Fund believes that the guidelines required by the rating agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the expected rating on the borrowings, the Fund will not use borrowings.

In addition to borrowing by the Fund, the REIT Subsidiary may also utilize leverage, including by mortgaging properties held by the REIT Subsidiary or  by acquiring property with existing debt in place.  Any such borrowings will be the sole obligation of the REIT Subsidiary without any recourse to the Fund or its assets.  To the extent the payment obligations on such borrowings reduce the net asset value of the shares of the REIT Subsidiary held by the Fund, the amount of leverage that may be incurred separately by the Fund will be proportionately reduced.  If cash flow is insufficient to pay principal and interest on the REIT Subsidiary’s borrowings, a default could result in foreclosure of any security instrument securing the debt, the complete loss of the capital invested in the particular property and, in some cases, recourse by the lender to other portfolio properties, which could result in losses to the Fund.

From time to time the Fund may indirectly incur additional leverage through borrowings incurred by a wholly owned special purpose entity, which may be secured by assets held in such entity.  To the extent the payment obligations on such borrowings reduces the net asset value of the shares of the special purpose entity held by the Fund, the amount of leverage that may be incurred separately by the Fund will be proportionately reduced.  If cash flow is insufficient to pay principal and interest on the special purpose entity’s borrowings, lenders may enforce their interest in the secured assets, which could result in losses to the Fund.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of investments of the Fund.  The Fund may use additional strategies that may be viewed as potentially adding leverage to the portfolio, such as forward currency contracts or currency swaps.  By adding additional leverage, these strategies have the potential to increase returns to shareholders, but also involve additional risks.  Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.

The Fund’s willingness to borrow for leverage purposes (including issuing commercial paper, debt securities or preferred securities), and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates.  The Adviser will evaluate and recommend, and the Board of Trustees will consider, those and other factors in determining what form of financial leverage it believes is in the best interests of the Fund at the time such leverage is to be utilized.  Among those additional factors that the Board of Trustees will consider are the longevity of the leverage mechanism (preferred shares or debt securities may offer a longer term of leverage, as compared to borrowing); the availability of third party participants in such leverage mechanism (commercial paper and preferred shares may involve third party service providers, administrators or remarketing agents); price volatility of the leverage mechanism; and the market for such leverage (currently, there is no market for closed-end fund non-term auction rate preferred shares).  Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

Assuming the initial utilization of leverage in the amount of 33 1/3% of the Fund’s total assets and an annual interest rate of 1.00% payable on such leverage based on market rates as of the date of this Prospectus, the additional income that the Fund must earn (net of expenses) in order to cover such interest payments is 0.33%.  The Fund’s actual cost of leverage will be based on market rates at the time the Fund undertakes a leveraging strategy (and, depending on the form of leverage, at various other times thereafter), and such actual costs of leverage may be higher or lower than that assumed in the previous example.

The following table is designed to illustrate the effect on the return to a holder of the Fund’s Common Shares of leverage in the amount of approximately 33 1/3% of the Fund’s total assets, assuming hypothetical annual returns of the Fund’s portfolio of minus 10% to plus 10%.  As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage.  The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed portfolio return (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholder (assuming 33 1/3% leverage)	-15.50%	-8.00%	-0.50%	7.00%	14.50%

Until the Fund borrows money (including the issuance of commercial paper, debt securities or preferred shares), the Common Shares will not be leveraged, and the risks and special considerations related to leverage described in this Prospectus will not apply.  The potential benefits of leveraging of the Common Shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

PRINCIPAL RISKS

You should carefully consider the risks and other information contained in this Prospectus before you decide to invest in the Fund.  The section below does not describe all risks associated with an investment in the Fund.  Additional risks and uncertainties may also adversely affect and impair the Fund’s performance.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Common Shares and the possibility of significant losses.  An investment in the Fund involves a substantial degree of risk.  Therefore, you should consider carefully the following risks before investing in the Fund.

Investment and Market Risk.  An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire amount invested.  An investment in the Fund’s Common Shares represents an indirect investment in the portfolio of investments owned by the Fund, and market risk reflects the risk that the value of these investments may fluctuate over time, sometimes rapidly and unpredictably.  Shareholders will not generally have an opportunity to evaluate for themselves or to approve the Fund’s investments, and must rely on the Adviser with respect to the selection, amount, character and economic merits of each potential investment.  At any point in time, an investment in the Fund’s Common Shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.  The Fund anticipates using leverage, which will magnify the Fund’s investment, market and certain other risks.

General Risks of Real Estate Investment.  Real property investments are subject to varying degrees of risk.  Real estate values are affected by a number of factors, including (i) changes in the general economic climate (such as changes in interest rates), (ii) local real estate conditions (such as an oversupply of space or a reduction in demand for space), (iii) the quality and philosophy of management, (iv) competition (such as competition based on rental rates), (v) specific features of properties (such as location), (vi) financial condition of tenants, buyers and sellers of properties, (vii) quality of maintenance, insurance and management services, (viii) changes in operating costs, (ix) government regulations (including those governing usage, improvements, zoning and taxes), (x) the availability of financing and (xi) potential liability under environmental and other laws (such as successor liability if investing in existing entities).  Real estate investments are speculative in nature, and the possibility of partial or total loss of capital will exist.  Investors should not invest in the Fund unless they can readily bear the consequences of such loss.

Environmental Liability Risk.  Under various federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property.  Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances.  The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner.  The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Fund’s return from such investment.

Insurance Risk.  The Fund is subject to the risk that the insurance coverage maintained on real estate investments might not be adequate to restore the investment in the event of damage or total loss.  There is also a risk that, particularly as a result of a widespread catastrophic event, insurers could become insolvent and no coverage would be available for real estate losses sustained by the Fund’s investments.  Comprehensive casualty insurance is maintained on the portfolio properties, including liability and fire and extended coverage, in amounts sufficient to permit replacement in the event of a total loss, subject to applicable deductibles.  Although the Adviser will endeavor to obtain coverage of the type and in the amount customarily obtained by owners of properties similar to the property to be acquired by the Fund, there are certain types of losses, generally of a catastrophic nature, resulting from, for example, earthquakes, floods, hurricanes and terrorist acts, that may be uninsurable or not economically insurable.  Inflation, changes in building codes and ordinances, environmental considerations, provisions in loan documents encumbering the portfolio properties pledged as collateral for loans and other factors also might make it economically impractical to use insurance proceeds to replace improvements on a property if it is damaged or destroyed.  Under such circumstances, the insurance proceeds received, if any, might not be adequate to restore the investment with respect to the affected property.

Highly Competitive Market for Suitable Investments.  The activity of identifying, completing and realizing attractive real estate investments is highly competitive and involves a high degree of uncertainty.  The Adviser may not be able to identify suitable investments, to negotiate or arrange the closing of appropriate transactions or to arrange the timely disposition of a sufficient number of suitable investments.  The Fund will encounter competition from other institutional investors, some of which may have greater financial and other resources and more extensive experience than the Adviser. Accordingly, there can be no assurance that the Fund will be able to identify and complete an adequate number of new investment opportunities or realize the value of such investments.

Third-Party Involvement and Non-Controlled Investments.  The Fund may co-invest with third parties through joint ventures or other entities.  Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a co-venturer or partner of the Fund may at any time have economic or business interests or goals that are inconsistent with those of the Fund or may be in a position to take action contrary to the Fund’s investment objectives.  As a result, the Fund may be unable to fully realize its expected return on any such investment.  In addition, in certain circumstances, the Fund may be liable for actions of its co-venturers or partners.  Actions taken by those persons may subject the investment to liabilities in excess of, or other than, those contemplated by the Fund.

Generally, 100% equity ownership interests in real estate assets are expected to be acquired.  However, there may be shared or limited control with respect to some portfolio investments, and there may be no control rights with respect to in-kind contributions of publicly traded real estate securities.  Those investments may involve risks not present in other types of investments, such as the possibility that the other party(ies) may become bankrupt or have economic or business interests or goals inconsistent with those of the Fund.  It may also be more difficult for the Fund to sell the interests in those investments.  If control over an investment is shared with another person, deadlocks could result that could adversely affect the investment’s returns or value.

Servicer Risk.  The performance of many of the Fund’s investments may depend upon the ability of third-party servicers of the underlying real estate investments, which involves the risk that the poor performance or insolvency of such servicers could negatively impact the Fund.

REIT Subsidiary Risk.  By investing in the REIT Subsidiary, the Fund is indirectly exposed to risks associated with the REIT Subsidiary’s direct investments in real estate.  Because the REIT Subsidiary is not registered under the Investment Company Act, the Fund, as an investor in the REIT Subsidiary, will not have the protections offered to investors in registered investment companies.  Changes in the laws of the United States, under which the Fund and the REIT Subsidiary are organized, including the regulations under the IRC, could result in the inability of the Fund and/or the REIT Subsidiary to operate as described in this Prospectus and the SAI and could negatively affect the Fund and it shareholders.  There can be no assurance that the REIT Subsidiary’s qualification as a REIT for federal income tax purposes can be continued.  If the REIT Subsidiary fails to so qualify, it will be subject to tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates.

REIT Risk.  Investments in real estate-related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings.  Real estate companies, including REITs or similar structures, tend to be small and mid cap companies, and their shares may be more volatile and less liquid than those of larger companies.  The value of investments in real estate-related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors.  If a real estate-related company defaults, the Fund may own real estate directly, which will further subject the Fund to the risks of direct ownership described above.  Qualification of a U.S. issuer as a REIT (a “U.S. REIT”) involves the application of highly technical and complex provisions under the IRC for which there is limited guidance.  The Fund is subject to the risk that a U.S. REIT will fail to qualify as a REIT in which case the issuer would be subject to U.S. federal income tax at regular corporate rates.  Even if a U.S. issuer qualifies as a REIT, it may have other tax liabilities.  An investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located.  The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment.  Dividends paid by a U.S. REIT generally are not qualified dividends eligible for the reduced rates of tax.

Debt Securities Risk.  The Fund may invest a portion of its assets in debt securities such as notes and bonds.  The values of debt securities and the income they generate may be affected by changing interest rates and by changes in their effective maturities and credit quality of these securities.  See “Credit Risk” and “Interest Rate Risk” below.

Credit Risk.  The issuers of debt instruments in which the Fund invests may be unable to meet interest and/or principal payments.  This risk is increased to the extent the Fund invests in junk bonds.  Downgrades in the credit ratings of an issuer’s securities may cause significant declines in the price of the issuer’s securities.

Interest Rate Risk.  When interest rates decline, the value of a fixed income portfolio can normally be expected to rise.  Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline.  Sudden and significant increases in market interest rates may cause a decline in the Fund’s net asset value.  A material decline in the Fund’s net asset value may impair the Fund’s ability to maintain required levels of asset coverage for its outstanding leverage and may require the Fund to reduce leverage.  Furthermore, in periods of declining interest rates, mortgages and loans underlying certain securities are prone to prepayment (see “Prepayment Risk” below).

Prepayment Risk.  Certain of the Fund’s investments, including commercial mortgage-backed securities, are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans.  Faster prepayments often happen when interest rates are falling.  As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income.  Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration.  Longer duration securities tend to be more volatile.  Securities may be prepaid at a price less than the original purchase value.

Direct Lending Risk.  To the extent the Fund is the sole lender in privately offered real estate debt, it will be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the property).  This may increase the risk and expense to the Fund compared to property in syndicated or publicly offered real estate debt.

Subordination Risk.  The Fund may invest in debt interests (including B-Notes and mezzanine investments) that may be subordinate to senior secured debt of an issuer.  Similarly, the Fund may invest in commercial mortgage-backed securities or other structured securities backed directly or indirectly by real estate assets that are subordinated to one or more other senior classes of securities of the same series for purposes of, among other things, offsetting losses and other shortfalls with respect to the related underlying mortgage loans.  In the case of certain commercial mortgage-backed securities, no distributions of principal will generally be made with respect to any class until the aggregate principal balances of the corresponding senior classes of securities have been reduced to zero.  As a result, subordinated debt may be more sensitive to risk of loss, writedowns, the non-fulfillment of repurchase obligations, overadvancing on a pool of loans and the costs of transferring servicing than senior classes of securities.

Below Investment Grade Securities Risk.  The Fund anticipates that it will invest a significant portion of its assets in debt securities that are rated below investment grade, or in unrated debt securities determined by the Adviser to be of comparable quality.  Below investment grade debt securities are commonly referred to as “junk bonds” or high yield debt securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  Compared to higher quality debt securities, junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims.  The values of junk bonds often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds.  Their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price.  Junk bonds are often issued by smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them.  Credit ratings on junk bonds do not necessarily reflect their actual market value.

Credit Rating and Unrated Securities Risk.  Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks or the liquidity of securities.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  Credit rating agencies may be paid by the companies whose debt they analyze and grade.  To the extent that the issuer of a debt security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating.  Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparable credit rating.

Non-U.S. Securities Risk.  The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries, by changes in economic or taxation policies in those countries, or by the difficulty in enforcing obligations in those countries.  Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls.  As a result, there generally is less publicly available information about foreign companies than about U.S. companies.  Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.  The Fund’s transactions in foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss for federal income tax purposes to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease the Fund’s ordinary income distributions to shareholders, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.  Also, the foreign currency-denominated equity securities in which the Fund invests may be subject to certain anti-deferral rules for federal income tax purposes if the foreign issuer’s investment-type assets, or income derived therefrom, exceed certain thresholds.  The effect of these rules is to accelerate the recognition of income to the Fund and cause its income dividends to not be qualified dividends eligible for reduced rates of taxation when distributed to shareholders by the Fund.

Developing or Emerging Markets Securities Risk.  The prices of securities issued by foreign companies and governments located in developing countries may be impacted by certain factors more than those in countries with mature economies.  For example, developing countries may experience higher rates of inflation or sharply devalue their currencies against the U.S. dollar, thereby causing the value of investments issued by the government or companies located in those countries to decline.  Governments in developing markets may be relatively less stable.  The introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest or war may result in adverse volatility in the prices of securities or currencies.  Other factors include additional transaction costs, delays in settlement procedures and lack of timely information.  Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the IRC.

Currency/Exchange Rate Risk.  The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.  The Fund may buy or sell currencies other than the U.S. dollar in order to capitalize on anticipated changes in exchange rates.  There is no guarantee that these investments will be successful.

Derivatives Risk.  Derivatives may be more difficult to purchase, sell or value than other investments, and may be subject to market, interest rate, credit, leverage, counterparty and management risks.  By investing in a derivative, the Fund could lose more than the cash amount invested and could incur higher taxes.  Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund.

Leverage Risk.  The use of leverage by the Fund would create three major types of risks for shareholders.  First, the use of leverage would increase the likelihood of greater volatility of net asset value and market price of Common Shares, because changes in the  value of the Fund’s portfolio are borne entirely by the Common Shareholders.  Second, with the use of leverage, share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies.  Third, if the Fund uses leverage, the Fund may not be permitted to declare dividends or other distributions with respect to its Common Shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.

The Fund may use leverage if the Adviser deems such action to be appropriate in the circumstances.  In the event the Fund uses leverage, the fees paid to the Adviser for investment advisory services and for administrative services will be higher than if the Fund did not use leverage, because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from issuance of preferred shares, commercial paper or borrowings, which may create an incentive to leverage the Fund.

In addition, if the REIT Subsidiary or other special purpose entity is unable to pay principal and interest on borrowings it has incurred, a default could result in foreclosure or enforcement of any security instrument securing the debt, the complete loss of the capital invested in the particular property and, in some cases, recourse by the lender to other portfolio properties, which could result in losses to the Fund.

Liquidity Risk.  The Fund may invest all or a portion of its total assets in investments that are considered illiquid.  A security is considered to be illiquid if the Fund is unable to sell such security at a fair price within a reasonable amount of time.  A security may be deemed illiquid due to a lack of trading volume in the security or if the security is privately placed and not traded in any public market or is otherwise restricted from trading.  The Fund’s investments in privately offered real estate equity and debt are expected to be illiquid and, although they will be fair valued on a daily bases, there is no guarantee that the Fund will be able to sell these investments for the amount it has valued them.  The Fund may be unable to sell illiquid investments at the time or price it desires and could lose its entire investment in such instruments.

Non-Diversification Risk.  The Fund is non-diversified, meaning it can invest a greater portion of its assets in the obligations or securities of any single issuer than a diversified fund.  To the extent that a large percentage of the Fund’s assets may be invested in a limited number of issuers, a change in the value of the issuers’ securities could affect the value of the Fund more than would occur in a diversified fund.

Concentration Risk.  To the extent the Fund’s investments are concentrated in the real estate industry, the Fund’s performance will depend to a greater extent on the overall condition of the real estate industry, and there is increased risk to the Fund if conditions adversely affect that industry.

        Lender Liability Risk.  A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.”  Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders.  Because of the nature of its privately and publicly offered real estate debt investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.  There is also a risk that the agent for the banks in the syndicate may take action that will result in claims of lender liability against the Fund, even if the Fund did not approve the action.

Limitation on Transactions with Affiliates Risk.  Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers.  Its ability to purchase securities being underwritten by a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions.  Unless the Fund is able to rely on certain exemptive rules promulgated by the SEC, this could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities, particularly in smaller underwritings.  Certain broker-dealers, including [INSERT AFFILIATED UNDERWRITERS], are considered to be affiliated persons of the Fund or the Adviser under the Investment Company Act.  In addition, until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Potential Conflicts of Interest Risk.  The Adviser will be subject to certain conflicts of interest in its management of the Fund.  These conflicts will arise primarily from the involvement of the Adviser and its affiliates in other activities that may conflict with those of the Fund.  The Adviser and its affiliates engage in a broad spectrum of activities.  In the ordinary course of their business activities, the Adviser and its affiliates may engage in activities where the interests of certain divisions of the Adviser and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.  Other present and future activities of the Adviser and its affiliates may give rise to additional conflicts of interest that may have a negative impact on the Fund.

In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Adviser and its affiliates have implemented certain policies and procedures (e.g., information walls).  For example, the Adviser and its affiliates may come into possession of material non-public information with respect to companies in which the Fund may be considering making an investment, or with regard to companies that are the Adviser’s or its affiliates’ advisory clients.  The Adviser’s possession of this material non-public information could prevent the Fund from investing in these companies.  In addition, confidentiality agreements between certain companies and the Adviser or its affiliates or clients may restrict or otherwise limit the ability of the Fund to make investments in such companies.

Furthermore, because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another, resulting in conflicts of interest.  For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts.  In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts, or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio manager may have an incentive to favor these accounts over others.  If the Adviser, on behalf of the Fund, engages in short sales of securities of the type in which the Adviser invests for other accounts, the Adviser could be seen as harming the performance of those accounts for the benefit of the Fund if the short sales caused the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

No Operating History.  The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history upon which prospective investors can evaluate the likely performance of the Fund.  The performance of other funds advised by the Adviser or its affiliates should not be relied upon as an indication or prediction of the performance of the Fund.  Such other funds may have significantly different characteristics, including structures, use of leverage, portfolio composition, investment objectives, and management personnel when compared to the Fund.  The Fund’s Common Shares have no history of public trading.

Net Asset Value Discount Risk.  Frequently, shares of closed-end investment companies such as the Fund trade at a price below their net asset value, commonly referred to as a “discount.”  Because the market price of the Fund’s shares may be determined by factors other than its net asset value, such as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand, there is an increased risk that the Fund will trade below its offering price for an indefinite period following the offering.  Therefore, there is an added risk to investors who may sell their shares shortly after the offering.  Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation.  The Common Shares are designed primarily for long-term investors; you should not purchase Common Shares of the Fund if you intend to sell them shortly after purchase.

Legislation and Regulatory Risk.  At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets.  Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests.  Legislation or regulation may also change the way in which the Fund itself is regulated.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Possibility of Future Terrorist Activity.  The real estate properties in which the Fund invests, either directly or indirectly, are expected to be located in or near major metropolitan areas.  Such properties or the areas in which they are located could be subject to future acts of terrorism.  In addition to the potential direct impact of any such future act, terrorist attacks and the anticipation of any such attacks could have an adverse impact on the financial and insurance markets and economy, thus harming leasing demand for and the value of the Fund’s investments.  It is not possible to predict the severity of the effect that such future events would have on the financial and insurance markets and economy or the portfolio properties.  These events may have a negative effect on the business and performance results of one or more of the Fund’s investments, including by raising insurance premiums and deductibles and limiting available insurance coverage for the real estate properties.

Dependence on Key Personnel Risk.  The Adviser is dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments.  If the Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected.  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio and the Fund’s performance may lag behind that of similar funds.  The Adviser has informed the Fund’s Board of Trustees that the investment professionals associated with the Adviser are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs.  In addition, the performance of the Fund may also depend on the experience and expertise of individuals who become associated with the Adviser in the future.

Anti-Takeover Provisions.  The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund.  These provisions could deprive the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at net asset value.  The Fund’s Board of Trustees has determined that these provisions are in the best interests of long-term shareholders generally.  See “Certain Provisions in the Agreement and Declaration of Trust.”

Tax Risks.  To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, among other things, the Fund must satisfy a number of technical and complex requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income and distributions.  If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

The Fund’s investment policies and trading strategies, including, but not limited to, investment in REITs, distressed and defaulted securities, foreign securities, and use of derivatives and short-term trading strategies, may result in a larger portion of its income being taxable at ordinary income tax rates than might otherwise be the case.  The Fund may also invest in certain securities, such as certain derivatives, for which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments.  The ultimate tax characterization of the Fund’s distributions made with respect to a taxable year may not finally be determined until after the end of that taxable year.  In addition, there is a possibility that the Fund may make total distributions during its taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that taxable year.  This  could occur as a result of the Fund making level distributions or the recharacterization of distributions previously made by the Fund.  For example, the Fund may distribute net short-term capital gains early in its taxable year, but incur net short-term capital losses later in that taxable year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund.  In such a situation, the amount by which the Fund’s total distributions exceed net investment income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder’s tax basis in his or her Common Shares, with any amounts exceeding such basis treated as gain from the sale of his or her Common Shares.  Also, only a small portion of the Fund’s income distributions are anticipated to be classified as “qualified dividend income,” eligible for reduced rates of taxation by individual investors who meet holding period and other requirements.  Accordingly, no assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will  consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years.  The favorable federal tax treatment accorded to qualified dividend income may be adversely affected, changed or repealed by future changes in tax laws at any time and is currently scheduled to expire for tax years beginning after December 31, 2012.

HOW THE FUND MANAGES RISK

The Adviser employs a multi-faceted approach to oversight and risk management.  In the first instance, each investment team has embedded risk controls within its investment management discipline, including review and oversight processes tailored to its philosophy and objectives.  These processes are bolstered and overseen by multi-dimensional independent controls.

These layers of controls are designed to provide enhanced transparency, reporting and risk assessment to and from the portfolio management team and investment teams.  Specifically, these layers of controls will provide the following:

•	Place restrictions on the maximum size of any one investment;

•	Diversify the strategies employed within the Fund’s investment process;

•	Put all investments through the Adviser’s investment and due diligence process;

•	Monitor leverage levels and maturities consistent with the risk expectations;

•	Monitor tenant and industry exposure; and

•	Monitor third-party resources to ensure processes are established throughout the holding period to mitigate risk and maximize value of each investment.

In addition, the Adviser provides corporate risk control infrastructure and systems that include:

•	Reporting lines from the investment team up to the senior managing directors who have risk control oversight responsibility;

•	Review of operational controls and related corporate exposures by the Corporate Risk Management Committee;

•	Regular review of investment matters by the Board of Trustees, including presentations by investment professionals; and

•	Additional reviews conducted by and support provided by Compliance and Internal Audit, as well as the support offered by the investment team’s compliance officer.

The Adviser utilizes a Global Compliance Department that prepares monitors and implements policies and procedures that are reasonably designed to prevent violations of federal securities laws or regulations.  The Compliance Department disseminates informative and explanatory memoranda, reports, manuals, etc., for employee education and adherence to applicable regulations.  The Compliance Department also conducts and creates educational and informative seminars and programs for general refreshers and new or revised issues and requirements.  Most importantly, on a routine basis it monitors existing practices, policies and procedures and reviews periodically written practices, policies, and procedures.  The Compliance Department will provide senior management and the Board of Trustees with reports on any significant exceptions, abuses, misunderstandings, errors, and other actions.

MANAGEMENT OF THE FUND

Board of Trustees

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Fund’s Board of Trustees under the laws of the State of Delaware and the Investment Company Act.  The responsibilities of the Board of Trustees include, among other things, the oversight of the Fund’s investment activities, financing arrangements and corporate governance activities.  The standing committees of the Board are expected to be an Audit Committee; Compliance Committee; Governance Committee; Investment Committee and subcommittee thereof; and Valuation, Distribution and Proxy Voting Oversight Committee.  The day-to-day operation of the Fund is delegated to the officers of the Fund and the Adviser, subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision by the Board of Trustees.

The Board is composed of [ ] Trustees, including [ ] who are not “interested persons” (as defined in the Investment Company Act) of the Fund (“Independent Trustees”).  The name and business address of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Sub-Advisers

The Fund’s investment adviser is Invesco Advisers, Inc.  The Adviser is a wholly owned subsidiary of Invesco Ltd., and had $___ billion under management as of _____, 2011.  The Adviser’s principal office is located at 1555 Peachtree Street, N.E., Atlanta, GA 30309.

The Fund’s portfolio management team is part of Invesco Real Estate, an investment center within the Adviser.  Established in 1983, Invesco Real Estate managed approximately $36.5 billion in real estate investments in private real estate, real estate securities and real estate debt as of [______], 2011.  With 306 employees in 16 offices worldwide, the group focuses on top-down market and property type fundamentals combined with bottom-up local market intelligence.  Senior members of the management team have worked together for more than 17 years, contributing to the consistent implementation of Invesco Real Estate’s investment strategy and resulting performance.

The sub-advisers to the Fund are Invesco Deutschland, Invesco Asset Management, Invesco Japan, Invesco Australia, Invesco Hong Kong, Invesco Senior Secured and Invesco Trimark.  Each affiliated sub-adviser is an indirect wholly owned subsidiary of Invesco Ltd.

Portfolio Management Team

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

•	Joe Rodriguez, Jr., Portfolio Manager, who has been associated with Invesco and/or its affiliates since 1990.

•	Mark Blackburn, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 1998.

•	Paul Curbo, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 1998.

•	Darin Turner, Portfolio Manager, who has been associated with Invesco and/or its affiliates since 2005.

Mr. Rodriguez is an Invesco Managing Director and is the head of real estate securities for Invesco.  In addition to portfolio management, Mr. Rodriguez oversees all phases of the unit including securities research and administration.  He has served on the following industry boards: Editorial Board for the National Association of Real Estate Investment Trusts and Editorial Board for Institutional Real Estate Securities Newsletter.

Mr. Rodriguez has been a guest on CNBC and Bloomberg News.  He has published for The Institute for Fiduciary Education and Real Estate Finance.  He was also a contributing author to Real Estate Investment Trusts: Structure Analysis and Strategy, a book published by McGraw Hill.  He is a member of the National Association of Business Economists, the American Real Estate Society and the Business Advising Board for the Hankamer School of Business at Baylor University.  He has also served as adjunct professor of economics at the University of Texas at Dallas.  He holds a Bachelor of Business Administration degree in Economics and Finance and a Master of Business Administration degree in Finance from Baylor University.  Mr. Rodriguez has 28 years of investment experience.  He joined Invesco in 1990.

Mr. Blackburn is an Invesco Managing Director and a member of the Real Estate Securities Portfolio Management and Research Teams.  His current duties include work as Director of Securities Research and Portfolio Manager.

Prior to joining Invesco in 1998, he worked as an Associate Director of Research focusing on equity securities research and recommendations with a regional brokerage firm.  He has approximately 24 years of experience in institutional investing and risk management along with a background in evaluating the high-yield and convertible securities markets.  Mr. Blackburn received his Bachelor of Science degree in Accounting from Louisiana State University and his Master of Business Administration degree from Southern Methodist University.  He is a member of the National Association of Real Estate Investment Trusts (NAREIT).

Mr. Curbo is an Invesco Senior Director and a member of the Real Estate Securities Portfolio Management and Research Teams.  His current duties include work as a Portfolio Manager performing quantitative and fundamental research on real estate securities.  Mr. Curbo joined Invesco in 1998 and worked for several years in the real estate research group as a Senior Research Analyst.  He led one of Invesco’s regional teams and directed the firm’s research and strategy efforts in the western region of the United States.

Prior to joining Invesco, Mr. Curbo was a senior research associate with Security Capital Group, where he was responsible for analyzing multifamily, industrial and office real estate markets.  Mr. Curbo previously held a position with Texas Commerce Bank.  He has 18 years of real estate experience.  Mr. Curbo holds a Bachelor of Business Administration degree in Finance from the University of Texas at Austin and has completed graduate coursework in Economic Theory and Econometrics at the University of Texas at Dallas.  Additionally, he holds the Chartered Financial Analyst® (CFA®) designation.  He is a member of the National Association of Real Estate Investment Trusts (NAREIT).

Mr. Turner is an Invesco Director and a member of the Real Estate Securities Portfolio Management and Research Teams.  Mr. Turner is a voting member on fixed income portfolios and a non-voting member on equities portfolios.  His current duties involve evaluating structured real estate securities with a focus on fixed income instruments such as commercial mortgage-backed securities, corporate debt and corporate preferred stock.  Mr. Turner also provides tenant and credit quality analysis, capital structure analysis and debt pricing analysis for equity portfolios.  Mr. Turner joined Invesco in 2005 as an Acquisitions Analyst and later served as the Associate Portfolio Manager for Invesco Real Estate’s U.S. Value Added Funds.

Prior to joining Invesco, Mr. Turner was a financial analyst in the corporate finance group of ORIX Capital Markets, where he was responsible for the daily evaluation of a $2 billion fixed-income portfolio, as well as analyzing the performance of specific collateralized debt obligations.  Additionally, he was responsible for the execution of a high-yield repurchase facility and a leveraged loan swap agreement, as well as implementing certain portfolio hedging strategies.

Mr. Turner holds a Bachelor of Business Administration degree in Finance from Baylor University, a Master of Science degree in Real Estate from the University of Texas at Arlington, and a Master of Business Administration degree specializing in Investments from Southern Methodist University.

More information on the portfolio managers may be found at www.invescorealestate.com.  The Web site is not part of this Prospectus.

Investment Advisory Agreement

Duties and Obligations.  The Adviser provides services to the Fund pursuant to a Master Investment Advisory Agreement between the Fund and the Adviser (the “Advisory Agreement”).  The Advisory Agreement provides that, subject to the direction and control of the Board of Trustees, the Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets, (ii) supervise the investment program of the Fund and the composition of its investment portfolio, and (iii) decide on and arrange for the purchase and sale of securities and other assets held in the investment portfolio of the Fund.  In addition, the Advisory Agreement provides that the Adviser shall take, on behalf of the Fund, all actions that appear to be necessary to effectuate such purchase and sale programs and investment supervisory functions.

Compensation.  Under the Advisory Agreement, the Fund’s investment adviser is paid a fee at an annual rate of [___]% as a percentage of the average weekly total assets of the Fund (include the amount obtained through leverage).  Under the Advisory Agreement, the Fund bears all of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares.  During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage, because the fees paid are calculated on the basis of the Fund’s total assets, which includes the assets purchased through leverage.

Term and Termination.  The Advisory Agreement shall continue for an initial term of two years from the date that initial shareholders approve it, and shall continue thereafter if approved annually (i) by the Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund, and (ii) by a majority of the Trustees who are not “interested persons” of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated (i) at any time by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund upon 60 days’ notice to the Adviser, or (ii) by the Adviser on 60 days’ written notice to the Fund.  The Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the Investment Company Act.

 Limitation of Liability.  The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from the Adviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the Advisory Agreement.

Delegation to Affiliated Sub-Advisers.  Under the terms of the Advisory Agreement, the Adviser may delegate any or all of its rights, duties or obligations under the Advisory Agreement to certain affiliated sub-advisers in accordance with the Sub-Advisory Agreement and applicable law.

Master Intergroup Sub-Advisory Contract

The Adviser has entered into a Master Intergroup Sub-Advisory Contract with certain affiliates to serve as sub-advisers to the Fund (the “Sub-Advisory Agreement”), pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.  These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940, are:

   •   Invesco Asset Management Deutschland GmbH

   •   Invesco Asset Management Limited

   •   Invesco Asset Management (Japan) Limited

   •   Invesco Australia Limited

   •   Invesco Hong Kong Limited

   •   Invesco Senior Secured Management, Inc.

   •   Invesco Trimark Ltd.

The Adviser and each sub-adviser are indirect wholly owned subsidiaries of Invesco Ltd.

Duties of the Affiliated Sub-Advisers.  The Sub-Advisory Agreement provides that the Adviser may, in its discretion, appoint one or more affiliated sub-advisers to provide: (i) investment advice to the Fund for all or a portion of its investments; (ii) placement of orders for the purchase and sale of portfolio securities or other investments for the Fund; or (iii) discretionary investment management of all or a portion of the investments of the Fund.

Compensation.  The only fees payable to the sub-advisers under the Sub-Advisory Agreement are for providing discretionary investment management services.  For such services, the Adviser will pay each sub-adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust, multiplied by (ii) the fraction equal to the total assets of the Fund as to which such sub-adviser shall have provided discretionary investment management services for that month divided by the total assets of the Fund for that month.  In no event shall the aggregate monthly fees paid to the sub-advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that the Adviser receives from the Fund pursuant to its Advisory Agreement with the Fund, as reduced to reflect contractual or voluntary fees waivers or expense limitations by the Adviser, if any.

Liability.  The Sub-Advisory Agreement provides that the affiliated sub-advisers will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Advisory Agreement, except a loss resulting from such sub-adviser’s willful misfeasance, bad faith, gross negligence or from reckless disregard of its duties and obligations thereunder.

Term and Termination.  The Sub-Advisory Agreement shall continue for an initial term of two years from its effective date, and shall continue thereafter if approved annually (i) by the Board of Trustees or the holders of a majority of the outstanding voting securities of the Fund, and (ii) by a majority of the Trustees who are not “interested persons” of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement may be terminated with respect to an affiliated sub-adviser by the Board of Trustees, a majority of the outstanding voting securities of the Fund, or any party on 60 days’ written notice.  Should the Sub-Advisory Agreement be terminated for an affiliated sub-adviser, the Adviser will assume the duties and responsibilities of the affiliated sub-adviser or will appoint another affiliated sub-adviser to perform such duties and responsibilities.  In addition, the Sub-Advisory Agreement will terminate automatically if assigned, as defined in the Investment Company Act.

A discussion regarding the basis for the approval of the Advisory Agreement and Sub-Advisory Agreement by the Board of Trustees will be available in the Fund’s first report to shareholders.

Administrator

The Fund and the Adviser have entered into a Master Administrative Services Agreement (“Administrative Services Agreement”) pursuant to which the Adviser performs or arranges for the provision of certain accounting and other administrative services to the Fund, which are not required to be performed by the Adviser under the Advisory Agreement.  The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Fund’s Board of Trustees, including the Independent Trustees, by votes cast in person at a meeting called for such purpose.  Under the Administrative Services Agreement, the Adviser will be entitled to receive from the Fund reimbursement of its costs and such reasonable compensation as may be approved by the Board of Trustees.  The Adviser will be reimbursed for the services of its principal financial officer and her staff and any expenses related to fund accounting services.

Control Persons

A control person is a person who beneficially owns more than 25% of the voting securities of a company.  The Adviser has provided the initial capitalization of the Fund and therefore is a control person because it is the sole shareholder of the Fund as of the date of this Prospectus.  However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

DISTRIBUTIONS

Commencing with the Fund’s initial dividend, the Fund intends to make regular quarterly distributions to Common Shareholders of all or a portion of its net investment income (after the payment of dividends and interest, if any, owed with respect to any outstanding preferred shares and/or borrowing or other forms of leverage utilized by the Fund).  The Fund expects to declare the initial quarterly dividend on the Fund’s Common Shares within approximately 45-60 days after completion of this offering, with payment of the initial quarterly dividend occurring approximately 90-120 days after completion of this offering.

The Adviser has applied to the SEC, on behalf of the Fund, for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder to permit the Fund to make periodic distributions of long-term capital gains more frequently than annually.  No assurance can be given that the SEC will grant the exemption to the Fund.  Absent such exemption, Section 19(b) of the Investment Company Act generally limits the Fund to making no more than one distribution of long-term capital gains every 12 months.  This offering, however, is not contingent upon the receipt of such exemption.  If the Fund receives this exemption, the Fund intends to make level monthly dividend distributions that would result in the payment of approximately the same amount to the Fund’s shareholders each month.  These monthly distributions may be comprised of net investment income, net realized short-term capital gains, net realized long-term capital gains, and return of capital.

The Fund periodically will distribute more than its income and net realized capital gains; therefore, a portion of a shareholder’s distribution would be a return of capital.  A return of capital may occur when some or all of the money that a shareholder invested in the Fund is paid back to the shareholder.  If the source of the dividend or other distribution was comprised of either net realized short-term capital gains, net realized long-term capital gains, or return of capital, Section 19(a) of the Investment Company Act and Rule 19a-1 thereunder require the Fund to provide shareholders with written disclosure to that effect that accompanies such payment.

A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”  Persons who periodically receive a distribution may be under the impression that they are receiving net profits when they are not.  Shareholders should read carefully any written disclosure provided pursuant to Section 19(a) and Rule 19a-1, and should not assume that the source of any distribution from the Fund is net profit.  In addition, conclusions should not be drawn about the Fund’s investment performance from the amount of any Fund distribution or from the terms of the Fund’s distribution policy.

The tax treatment and characterization of the Fund’s distributions may vary significantly because of the nature of the Fund’s investments and policies.  As noted above, the Fund anticipates that the Investment Company Act will require it to accompany each monthly distribution with a statement setting forth the estimated source (between net investment income, net realized capital gains, and return of capital) of the distribution made.  The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.  The ultimate tax characterization of the Fund’s distributions made in a fiscal year cannot be determined until after the end of that fiscal year.  As a result, there is a possibility that the Fund may make total distributions during a fiscal year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the fiscal year.  In such situations, the amount by which the Fund’s total distributions exceed its net investment company taxable income and net capital gains would generally be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.

Various factors will affect the level of the Fund’s current income and current gains, such as its asset mix and the Fund’s use of options.  To permit the Fund to maintain a more stable distribution, the Fund may from time to time distribute less than the entire amount of income and gains earned in a particular period.  The undistributed income and gains would be available to supplement future distributions.  As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of income and gains actually earned by the Fund during that period.  Undistributed income and gains will add to the Fund’s net asset value and, correspondingly, distributions from undistributed income and gains and from capital, if any, will deduct from the Fund’s net asset value.

Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or Common Shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan, unless an election is made to receive cash.  See “Dividend Reinvestment Plan.”

NET ASSET VALUE

The net asset value of the Common Shares of the Fund will be computed based upon the value of the Fund’s total assets (including amounts obtained through leverage).  The Fund calculates net asset value per Common Share by subtracting liabilities (including accrued expenses or dividends and obligations to repay leverage) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received and assets attributable to leverage) and dividing the result by the total number of outstanding Common Shares of the Fund.

The Fund will determine the net asset value at least weekly as of the close of the customary trading session of the NYSE or earlier NYSE closing time that day.  The Fund values portfolio securities for which market quotations are readily available at market value.  The Fund values all other securities and assets for which market quotations are  unavailable or unreliable at their fair value in good faith using procedures approved by the Board of Trustees.  The Board has delegated this daily determination (including fair valuation) to the Adviser’s Valuation Committee, which acts in accordance with Board approved policies.  On a quarterly basis, the Adviser provides the Board various reports indicating the quality and effectiveness of its fair value decisions on portfolio holdings.  Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market, issuer specific events occurred after the security ceased trading, or because of the passage of time between the close of the market on which the security trades and when the Fund calculates its net asset value.  Issuer specific events may cause the last market quotation to be unreliable.  Such events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market.  Where market quotations are not readily available (e.g., real estate), including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.

Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale.  Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services.  A fair value price is an estimated price and may vary from the prices used by other investment companies to calculate their net asset values.

The Adviser may use indications of fair value from pricing services approved by the Board.  In other circumstances, the Adviser’s Valuation Committee may fair value securities and assets in good faith using procedures approved by the Board.  As a means of evaluating its fair value process, the Adviser routinely compares closing market prices, the next day’s opening prices for the security in its primary market if available, and indications of fair value from other sources.  Fair value pricing methods and pricing services can change from time to time as approved by the Board.

Specific types of securities and other assets are valued as follows:

Domestic Exchange Traded Equity Securities.  Market quotations are generally available and reliable for domestic exchange traded equity securities.  If market quotations are not available or are unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board.

Foreign Securities.  If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations.  Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable.  If between the time trading ends on a particular security and the close of the customary trading session on the NYSE events occur that are significant and may make the closing price unreliable, the Fund may fair value the security.  If an issuer specific event has occurred that the Adviser determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value.  The Adviser also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current fair value as of the close of the NYSE.

For foreign securities where the Adviser believes, at the approved degree of certainty, that the price is not reflective of current market value, the Adviser will use the indication of fair value from the pricing service to determine the fair value of the security.  The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund.  Because the net asset value of the Fund’s Common Shares is determined only on business days of the Fund, the value of the Fund’s investments in foreign securities may change on days when the [_____] Exchange is not open for trading.

Fixed Income Securities.  Government, corporate, asset-backed, mortgage-backed and municipal bonds, convertible securities, including high yield, junk or real estate bonds, and loans, normally are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data.  Prices received from pricing services are fair value prices.  In addition, if the prices provided by the pricing service and independent quoted prices are unreliable, the Adviser’s Valuation Committee will fair value the security using procedures approved by the Board.

Short-term Securities.  The Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Futures and Options.  Futures contracts are valued at the final settlement price set by the exchange on which they are principally traded.  Options are valued on the basis of market quotations, if available.

Open-end Funds.  To the extent the Fund invests in open-end funds, other than open-end funds that are exchange-traded, the Fund will calculate its net asset value using the net asset value of the underlying fund in which it invests.

Privately Offered Real Estate Equity.  The Fund’s investments in real property (held through the REIT Subsidiary) are stated at fair value.  Determination of fair value involves significant levels of judgment because the actual fair value of real estate can be determined only by negotiation between parties in a sales transaction.  The REIT Subsidiary’s primary objective when valuing its real estate investments will be to produce a valuation that represents a reasonable estimate of the fair value of its investments.

Property and investment values are affected by, among other things, the availability of capital, occupancy rates, operating expenses, rental rates and interest and inflation rates.  As a result, determining real estate and investment values involves many key inputs and assumptions, including rental income and expense amounts, related rental income and expense growth rates, discount rates and capitalization rates.  Valuation techniques may include discounted cash flow analysis, prevailing market capitalization rates, analysis of recent comparable sales transactions, actual sale negotiations and bona fide purchase offers received from third parties.  Amounts ultimately realized from each investment may vary significantly from the fair value presented.

The REIT Subsidiary may employ an independent pricing service, which will assist in appraising each property once every 12 months and review each property quarterly.  The external appraisal reports will be staggered on a monthly basis throughout the year, allowing each property to be to be fully appraised at least once per year.  In coordination with the pricing service, each property will be monitored daily for significant events such as new leases, capital expenditures, newly discovered capital market events, market rent movement, etc., and fair valued accordingly.

The net asset value of the shares of the REIT Subsidiary held by the Fund will be calculated daily and factored into the Fund’s daily net asset value calculation.  The net asset value of the REIT Subsidiary’s shares will take into account any mortgages incurred by the REIT Subsidiary on property it owns.

Privately Offered Real Estate Debt.  Privately offered real estate debt will be fair valued using an evaluated quote provided by an independent pricing service.  Evaluated quotes provided by the pricing service utilize two approaches:  yield-based and price-based.  Generally, the yield-based approach is a discounted cash flow analysis whereas the price-based approach is a direct valuation method similar to the sales comparison approach utilized in Member of the Appraisal Institute (MAI) appraisals for real estate.  The yield-based approach is used for performing debt and contains a traditional discounted cash flow analysis where the discount rate is based upon the specific attributes of the debt.

The priced-based approach is used for distressed securities that are not expected to perform as per their contractual terms.  It assumes a foreclosure scenario that estimates the recoveries, net of expenses, that will be available to the lender/owner of the note (i.e., the Fund).  The observation of certain distressed credit indicators, including but not limited to high loan to value, low debt service coverage ratio or near term balloon risk (borrower will not be able to refinance at par) will trigger the use of a price-based approach.  Depending on the extent of the distress, the results of a price-based approach may be weighted together with the results of the yield-based approach to reach a final evaluated quote.  The methodology used by the pricing service will be based on financial factors, credit factors, collateral characteristics and current market conditions.  To the extent distressed privately offered real estate debt is held through a special purpose entity that is wholly owned by the Fund, the fair value of interest in the special purpose entity will be calculated daily and factored into the Fund’s net asset value.

Publicly Offered Real Estate Equity.  A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid on that day.  Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers, and may be considered to be fair valued.

Publicly Offered Real Estate Debt.  Publicly offered real estate debt is fair valued using an evaluated quote provided by an independent pricing service.  Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, yield, collateral type, individual trading characteristics and other market data.

TAX MATTERS

The discussion below and certain disclosure in the SAI provide general tax information related to an investment in Common Shares of the Fund.  All shareholders should consult their own tax advisors about the federal, state, local and other tax consequences applicable to them related to an investment in the Fund.  Unless otherwise noted, the following tax discussion applies only to U.S. shareholders that hold the Common Shares as a capital asset.  A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source.
         Qualification as a Regulated Investment Company.  The Fund intends to elect to be treated and to qualify each taxable year as a regulated investment company under Subchapter M of the IRC.  To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the IRC, but without regard to the deduction for dividends paid) and its net tax-exempt income; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders.  The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

          Federal Excise Tax. A regulated investment company that fails to distribute, by the close of each calendar year, an amount at least equal to the sum of 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year, plus any shortfalls from any prior year’s required distribution, is liable for a 4% excise tax on the portion of the undistributed amounts of such income that are less than the required distributions.  For these purposes, the Fund will be deemed to have distributed any income on which it paid federal income tax.  To avoid the imposition of this excise tax, the Fund intends to make the required distributions of its ordinary taxable income and its capital gain net income, to the extent possible, by the close of each calendar year.

       Capital Loss Carryovers.  The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (RIC Mod Act), if the Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010, the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year.  Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

Taxation of the Fund’s Investments.  The investments made by this fund in U.S. REITs, non-U.S. real estate investment structures, foreign currency transactions, passive foreign investment companies, and taxable mortgage pools will impact the taxable income of the Fund and the amount of distributions.  Additional information about the tax treatment of these portfolio transactions is located in the SAI.
         Taxation of Fund Distributions.  Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of “qualified dividend income,” be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits.  Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned Common Shares of the Fund.  A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares of Common Shares of the Fund.  To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares of the Fund.  Shareholders receiving distributions in the form of additional Common Shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

         The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax  on net investment income earned by certain individuals, estates and trusts for taxable years beginning  after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

Sales and Redemptions Fund Shares. In general, the sale or other disposition of Common Shares will result in capital gain or loss to shareholders.  A holder’s gain or loss generally will be a long-term gain or loss if the Common Shares have been held for more than one year.  Losses realized by a holder on the sale or exchange of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains, as discussed under “Tax Matters—Distributions” in the SAI) with respect to such Common Shares.  In addition under the wash sale regulations, no loss will be allowed on the sale or other disposition of Common Shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition.  In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Foreign Shareholders. If a shareholder is not a U.S. shareholder (other than such a shareholder whose ownership of shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax.  To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty).  Ordinary dividends that are related by regulated investment companies as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of such regulated investment companies beginning before January 1, 2012.  However, the Fund does not intend to utilize the exemptions for interest-related dividends paid and short-term capital gain dividends paid.  Moreover, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Amounts reported by the Fund to shareholders as capital gain dividends (a) that are attributable to certain capital gain dividends received from a qualified investment entity (QIE) (generally defined as either (i) a U.S. REIT or (ii) a RIC classified as a “U.S. real property holding corporation”

or which would be if the exceptions for holding 5% or less of a class of publicly traded shares or an interest in a domestically controlled QIE did not apply) or (b) that are realized by the Fund on the sale of a “U.S. real property interest” (including gain realized on sale of shares in a QIE other than one that is a domestically controlled), will not be exempt from U.S. federal income tax and may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) if the Fund by reason of having a REIT strategy is classified as a QIE.  If the Fund is so classified, foreign shareholders owning more than 5% of the Fund’s shares may be treated as realizing gain from the disposition of a U.S. real property interest, causing Fund distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring the filing of a nonresident U.S. income tax return.  In addition, if the Fund is classified as a QIE, anti-avoidance rules apply to certain wash sale transactions.  Namely, if the Fund is a QIE and a foreign shareholder disposes of the Fund’s shares prior to the Fund paying a distribution attributable to the disposition of a U.S. real property interest and the foreign shareholder later acquires an identical stock interest in a wash sale transaction, the foreign shareholder may still be required to pay U.S. tax on the Fund’s distribution.  Also, the sale of shares of the Fund, if classified as a “U.S. real property holding corporation,” could also be considered a sale of a U.S. real property interest with any resulting gain from such sale being subject to U.S. tax as income “effectively connected with a U.S. trade or business.”  These rules generally apply to dividends paid by the Fund before January 1, 2012 (unless such sunset date is extended or made permanent) except that, after such sunset date, Fund distributions from a U.S. REIT (whether or not domestically controlled) attributable to gain from the disposition of a U.S. real property interest will continue to be subject to the withholding rules described above provided the Fund is classified as a QIE.

Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any dividends and the proceeds of a sale of the Fund’s Common Shares paid after December 31, 2012 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.

The foregoing tax discussion is for general information only.  The provisions of the IRC and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund’s transactions.  The foregoing does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax.  Shareholders are advised to consult with their own tax advisors for more detailed information concerning federal income tax matters that are applicable to them.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified closed-end management investment company with no operating history.  Closed-end funds differ from open-end management investment companies (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end fund, you must trade them on the market like any other stock at the prevailing market price at that time.  In contrast, if a mutual fund shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.”  Similarly, closed-end funds differ from ETFs, which are investment companies that issue shares in large blocks known as “creation units” and list their shares for trading on a stock exchange, because, like mutual funds, ETFs generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous in-flows and out-flows of assets in a mutual fund or ETF can make it difficult to manage a mutual fund’s or ETF’s investments.

By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and illiquid investments.

Shares of closed-end funds frequently trade at a discount to their net asset value.  The Fund’s Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares, or other programs intended to reduce the discount.  The Fund cannot guarantee or assure, however, that its Board of Trustees will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per Common Share.  While certain actions, such as share repurchase programs or tender offers, may reduce the Fund’s discount temporarily, they are dilutive of Fund assets and typically have no long-term effect on the discount.  The Fund may also be limited or restricted by the terms of its leverage from taking action that temporarily addresses the discount.  Moreover, given the inherent illiquidity of privately offered real estate equity and debt, it would not be possible to convert the Fund to an open-end fund while continuing to operate under the Fund’s current investment objectives and policies.  Accordingly, the Fund’s Board of Trustees may determine that it is not in the best interests of the Fund or its shareholders to take action designed to alleviate the Fund’s discount.  Shareholders should consider an acquisition of the Fund’s Common Shares to be a long-term investment based on market returns and should not expect to receive net asset value upon disposition of their Common Shares.

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the “Plan”) pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash.

Computershare Trust Company, N.A., as plan agent (the “Plan Agent”), serves as agent for the holders of Common Shares of the Fund in administering the Plan.  All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund’s Common Shares or in cash, as Common Shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Shares.  If the market price per Common Share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new Common Shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, Common Shares will be issued at 95% of the market price.  The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s Common Shares are then listed, the next preceding trading day.  If the net asset value exceeds the market price of Common Shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund’s Common Shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases.  If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date.  Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records.  Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash.  However each participant will pay a per Common Share fee (currently $0.03) incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.  If a participant elects to have the Plan Agent sell part or all of his or her Common Shares of the Fund and remit the proceeds, such participant will be charged a service fee of $2.50 and a per Common Share fee of $0.13.  Per Common Share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan.  If the market price (plus per Common Share fees) of the Fund’s Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares.  If the market price plus per Common Share fees is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares.  However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value.  In addition, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.  See “Tax Matters.”

Common Shareholders may terminate their participation in the Plan at anytime by calling (800) 341-2929, by writing to the Plan Agent, Computershare Trust Company, N.A. at P.O. Box 43078, Providence, RI 02240-3078 or by visiting www.invesco.com/us.  If you terminate, whole Common Shares will be held by the Plan Agent in non-certificated form in the name of the participant.  Fractional Common Shares will be sold at the then-current market price, and participants will receive a check for the proceeds of the fractional Common Shares, less any applicable fees, sent to their address of record.  Participants can also terminate by selling all of their full and fractional Common Shares.  Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (800) 341-2929, by writing to the Plan Agent at the address listed above or by visiting invesco.com/us.

DESCRIPTION OF CAPITAL STRUCTURE

The Fund is a statutory trust organized under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated [________], 2011.  The Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, without par value.  The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Common Shares

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, with no par value per Common Share.  Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund.  Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board.  The Investment Company Act or the terms of any borrowings or preferred shares may limit the payment of distributions to the holders of Common Shares.  Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Agreement and Declaration of Trust.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

The Agreement and Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability.

While there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid, and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the Investment Company Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency.  These requirements may include an asset coverage test more stringent than under the Investment Company Act.  This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes.  The Fund intends, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Fund’s status as a regulated investment company.  See “Investment Objectives and Investment Policies,” “Principal Risks” and “Distributions.”  Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof, or a “make-whole” premium in the event of prepayment of any issued debt or other borrowings.

The Fund has no present intention of offering additional Common Shares, except as described herein.  Other offerings of its Common Shares, if made, will require approval of the Board.  Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shareholders.  The Common Shares have no preemptive rights.

Credit Facility/Commercial Paper Program

The Fund may utilize leverage through borrowings and may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program.  The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow an amount equal to approximately one-third of the Fund’s total assets (exclusive of the amount borrowed) following the closing of the offer and sale of the Common Shares offered hereby.  Any such borrowings would constitute financial leverage.  Such a credit facility/commercial paper program is not expected to be convertible into any other securities of the Fund, outstanding amounts are expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions.  Outstanding amounts would be payable at maturity or such earlier times as required by the agreement.  The Fund may be required to prepay outstanding amounts under the credit facility/commercial paper program or incur a penalty rate of interest upon the occurrence of certain events of default.  The Fund would be expected to indemnify the lenders under the credit facility/commercial paper program against liabilities they may incur in connection with the credit facility/commercial paper program.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio, less all liabilities and indebtedness not represented by senior securities (as defined in the Investment Company Act) is at least 300% of the aggregate amount of the outstanding indebtedness.  In addition, the Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the total asset value of the Fund’s portfolio (determined after deducting the amount of such distribution) is at least 300% of such aggregate amount.  If the Fund borrows money or enters into credit facility/ commercial paper program, the Fund intends, to the extent possible, to retire outstanding debt or repay borrowing , from time to time, to maintain an asset coverage of any outstanding indebtedness of at least 300%.

In addition, the Fund expects that a credit facility/commercial paper program would contain covenants that, among other things, likely will limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the Investment Company Act.  The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.  The Fund expects that any credit facility/commercial paper program would have customary covenant, negative covenant and default provisions.  There can be no assurance that the Fund will enter into an agreement for a credit facility/commercial paper program on terms and conditions representative of the foregoing, or that additional material terms will not apply.  In addition, if entered into, any such credit facility/commercial paper program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Preferred Shares

The Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including preferred shares, having no par value per share or such other amount as the Trustees may establish, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders.  The Fund may, but has no current intention to, issue preferred shares.

Under the requirements of the Investment Company Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%.  Asset coverage means the ratio that the value of the total assets of the Fund, less all liability and indebtedness not represented by senior securities (as defined in the Investment Company Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares.  The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared.  The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Trustees (subject to applicable law and the Fund’s Agreement and Declaration of Trust) if and when it authorizes the preferred shares.  The Fund may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Fund to lengthen such intervals.  At times, the dividend rate, as redetermined on the Fund’s preferred shares, may approach or exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.  Moreover, issuance of preferred shares may also require the Fund to establish a liquidity or credit enhancement facility, which may also increase expenses and diminish returns of Common Shareholders.  In the event the Fund issues term preferred shares, it may be required to replace or redeem such preferred shares at the end of the term, which may also diminish the returns of Common Shareholders.  Moreover, there is no guarantee that the Fund will be able to replace or reissue new term preferred shares once the initial term has expired, or that it will be able to do so on terms that are as favorable, which could further diminish the returns of Common Shareholders.  If issued, preferred shares may be viewed as adding leverage to the Fund.  Under the Investment Company Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be allowed to elect a majority of the Fund’s Trustees until all dividends in default have been paid or declared and set apart for payment.

CERTAIN PROVISIONS IN THE AGREEMENT
AND DECLARATION OF TRUST

The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees.  This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from attempting to obtain control over the Fund.  Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund.  At the first annual meeting the trustees will be elected and divided into three classes, with the terms of one class expiring at each annual meeting of shareholders.  At each succeeding annual meeting, one class of trustees will be elected to a three-year term.  This provision could delay for up to two years the replacement of a majority of the

Board of Trustees.  A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of a majority of the shares then entitled to vote for the election of the respective trustee.

The trustees may from time to time grant voting rights to shareholders with respect to particular matters, certain of which are required by the Investment Company Act.  The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party.  The provisions of the Agreement and Declaration of Trust described above could have the effect of discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  These provisions provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies.  The Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

The Agreement and Declaration of Trust contains an express disclaimer of shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Fund.

For the purposes of calculating “a majority of the outstanding voting securities” under the Agreement and Declaration of Trust, each class of shares of the Fund will vote together as a single class, except to the extent required by the Investment Company Act or the Agreement and Declaration of Trust with respect to any class of shares.  If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Agreement and Declaration of Trust, which will be on file with the SEC.

UNDERWRITERS

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this Prospectus, the underwriters named below, for whom [INSERT UNDERWRITERS] are acting as representatives, have severally agreed to purchase, and the Fund has agreed to sell to them, the number of Common Shares indicated below.

Name	Number of Common Shares
[INSERT UNDERWRITER]
[INSERT UNDERWRITER]
Total

The Underwriters are offering the Common Shares subject to their acceptance of the Common Shares from the Fund and subject to prior sale.  The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the Common Shares offered by this Prospectus are subject to the approval of legal matters by their counsel and to certain other conditions.  The Underwriters are obligated to take and pay for all of the Common Shares offered by this Prospectus if any such Common Shares are taken.  However, the Underwriters are not required to take or pay for the Common Shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the Common Shares directly to the public at the initial offering price listed on the cover page of this Prospectus and part to certain dealers at a price that represents a concession not in excess of $[__] per Common Share under the initial offering price.  Any Underwriter may allow, and such dealers may re-allow, a concession not in excess of $[__] per Common Share to the other Underwriters or to certain dealers.

After the initial offering of the Common Shares, the offering price and other selling terms may, from time to time, be varied by the representatives.  The underwriting discounts and commissions (sales load) of $[____] per Common Share are equal to [____]% of the initial offering price.  Investors must pay for any Common Shares purchased on or before [________], 2011.

The Fund has granted to the Underwriters an option, exercisable for [45] days from the date of this Prospectus, to purchase up to an aggregate of [______] Common Shares at the initial offering price per Common Share listed on the cover page of this Prospectus, less underwriting discounts and commissions.  The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the Common Shares offered by this Prospectus.  To the extent the option is exercised, each Underwriter will become obligated, subject to limited conditions, to purchase approximately the same percentage of the additional Common Shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of Common Shares listed next to the names of all Underwriters in the preceding table.  If the Underwriters’ over-allotment option is exercised in full, the total price to the public would be $[__], the total Underwriters’ discounts and commissions (sales load) would be $[__], the estimated offering expenses would be $[__]  and the total proceeds to the Fund would be $[________] .

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Expenses payable by the Fund	$[___]	$[___]	$[___]	$[___]
Underwriting discounts and commissions (sales load)	$[___]	$[___]	$[___]	$[___]

The fees described below under “Additional Compensation to Be Paid by the Adviser” are not reimbursable to the Adviser by the Fund, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than underwriting discounts and commissions) will not exceed $[___] per Common Share sold by the Fund in this offering.  If the offering expenses referred to in the preceding sentence exceed this amount, the Adviser will pay the excess.  The aggregate offering expenses (excluding underwriting discounts and commissions) are estimated to be $[_______] in total, $[______] of which will be borne by the Fund (or $[_______] if the Underwriters exercise their over-allotment option in full).

The Underwriters have informed the Fund that they do not intend for sales to discretionary accounts to exceed five percent of the total number of Common Shares offered by them.

In order to meet requirements for the [_______] Stock Exchange, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners.  The minimum investment requirement is 100 Common Shares ($[___]).

The Fund anticipates that its Common Shares will be listed on the [_______] Stock Exchange and the [_______] Exchange, subject to official notice of issuance, under the symbol “[___].”

The Fund has agreed that, without the prior written consent of [INSERT LEAD UNDERWRITERS] on behalf of the Underwriters, it will not, during the period ending 180 days after the date of this Prospectus:

•
offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares,

whether any such transaction described above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise; or file any registration statement with the SEC relating to the offering of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares.  This lock-up agreement will not apply to the Common Shares to be sold pursuant to the underwriting agreement or any Common

Shares issued pursuant to the Fund’s Dividend Reinvestment Plan.

In order to facilitate the offering of the Common Shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Common Shares.  The Underwriters currently expect to sell more Common Shares than they are obligated to purchase under the underwriting agreement, creating a short position in the Common Shares for their own account.  A short sale is covered if the short position is no greater than the number of Common Shares available for purchase by the Underwriter under the over-allotment option (exercisable for [45] days from the date of this Prospectus).  The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing Common Shares in the open market.  In determining the source of Common Shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of the Common Shares compared to the price available under the over-allotment option.  The Underwriters may also sell Common Shares in excess of the over-allotment option, creating a naked short position.  The Underwriters must close out any naked short position by purchasing Common Shares in the open market.  A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.  As an additional means of facilitating the offering, the Underwriters may bid for, and purchase, Common Shares in the open market to stabilize the price of the Common Shares.  Finally, the underwriting syndicate may also reclaim selling concessions allowed to an Underwriter or a dealer for distributing the Common Shares in the offering, if the syndicate repurchases previously distributed Common Shares in transactions to cover syndicate short positions or to stabilize the price of the Common Shares.  Any of these activities may raise or maintain the market price of the Common Shares above independent market levels or prevent, limit  or slow a decline in the market price of the Common Shares.  The Underwriters are not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund.  Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, the Adviser and the representatives of the Underwriters.  There can be no assurance, however, that the price at which the Common Shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering.

The Fund anticipates that certain of the Underwriters may, from time to time, act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute Prospectuses electronically.  The Fund, the Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

[INSERT UNDERWRITERS’ ADDRESS INFORMATION]

No action has been taken in any jurisdiction (except in the U.S.) that would permit a public offering of the Common Shares, or the possession, circulation or distribution of this Prospectus or any other material relating to the Fund or the Common Shares in any jurisdiction where action for that purpose is required.  Accordingly, the Common Shares may not be offered or sold, directly or indirectly, and neither this Prospectus nor any other offering material or advertisements in connection with the Common Shares may be distributed or published, in or from any country or jurisdiction, except in compliance with any applicable rules and regulations of any such country or jurisdiction.

Additional Compensation to be Paid by the Adviser

The Adviser (and not the Fund) has agreed to pay, from its own assets, an upfront marketing and structuring fee to [INSERT UNDERWRITERS] in the amount of $[_____] and an upfront marketing and structuring fee to [INSERT UNDERWRITERS] in the amount of $[______].  In contrast to the underwriting discounts and commissions (earned under the underwriting agreement by the underwriting syndicate as a group), the marketing and structuring fee will be earned by and paid to [INSERT UNDERWRITERS] by the Adviser for marketing advice to the Adviser relating to, but not limited to, the design and structuring of, and marketing assistance with respect to, the Fund, including providing current product overview and marketing intelligence in connection with the Adviser’s consideration of the Fund’s possible investment policies and instruments, leverage and asset composition, as well as marketing advice relating to the distribution of the Fund’s Common Shares.

These services provided by [INSERT UNDERWRITERS] to the Adviser are unrelated to the Adviser’s function of advising the Fund as to its investments in securities or use of investment strategies and investment techniques.

As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Shares and the transportation and other expenses incurred in connection with presentations to prospective purchasers of the Common Shares.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows.  The sales load the Fund will pay of $[____] per share is equal to [____]% of gross proceeds.  The Fund has agreed to reimburse the Underwriters the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the Common Shares and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the Common Shares, in an amount not to exceed [__]% of gross proceeds.  The Adviser (and not the Fund) will pay a marketing and structuring fee to [INSERT UNDERWRITERS], which in the aggregate will not exceed $[__] million.  Total compensation to the Underwriters will not exceed [____]% of gross proceeds.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare, Inc. and Computershare Trust Company, N.A. will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares.  The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

CUSTODIAN

State Street Bank and Trust Company will serve as custodian for the Fund.  The Custodian will hold cash, securities, and other assets of the Fund as required by the Investment Company Act.  Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.  The principal business address of the Custodian is One Lincoln Street, Boston, Massachusetts 02111.

LEGAL OPINIONS

With respect to matters of U.S. law, the validity of the Common Shares offered hereby will be passed on for the Fund by Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania.  Certain legal matters will be passed on for the Underwriters by [INSERT UNDERWRITER COUNSEL].

REPORTS TO SHAREHOLDERS

The Fund will send to holders of Common Shares unaudited semi-annual and audited annual reports, including a list of investments held, when such reports become available.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[_________________] is the Fund’s independent registered public accounting firm and will audit the Fund’s financial statements.

ADDITIONAL INFORMATION

The Prospectus and the SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

FOR THE

STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives	3

Investment Restrictions	3

Investment Policies and Techniques	5

Management of the Fund	28

Brokerage Allocation and Other Practices	31

Description of Shares	36

Repurchase of Common Shares	36

Tax Matters	38

Control Persons and Principal Holders of Securities	46

Independent Registered Public Accounting Firm	46

Custodian	46

Dividend Paying Agent, Transfer Agent and Registrar	46

Additional Information	46

Appendix A—Ratings of Debt Securities	A-1

Appendix B—Proxy Voting Policies and Procedures	B-1

Appendix C—Trustees and Officers	C-1

Appendix D—Portfolio Managers	D-1

Until              , 2011 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a Prospectus.  This delivery requirement is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Invesco Total Property Market Income Fund

[LOGO]

Invesco Total Property Market Income Fund

Common Shares

Statement of Additional Information

Invesco Total Property Market Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [_____, 2011]. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-[___-____]. You may also obtain a copy of the prospectus on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated [_________, 2011].

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

1

Investment Objectives	3

Investment Restrictions	3

Investment Policies and Techniques	5

Management of the Fund	28

Brokerage Allocation and Other Practices	31

Description of Shares	36

Repurchase of Common Shares	36

Tax Matters	38

Control Persons and Principal Holders of Securities	46

Independent Registered Public Accounting Firm	46

Custodian	46

Dividend Paying Agent, Transfer Agent and Registrar	46

Additional Information	46

Appendix A—Ratings of Debt Securities	A-1

Appendix B—Proxy Voting Policies and Procedures	B-1

Appendix C—Trustees and Officers	C-1

Appendix D—Portfolio Managers	D-1

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INVESTMENT OBJECTIVES

The Fund’s investment objective is to provide a high level of current income and, secondarily, capital appreciation.  There can be no assurance that the Fund will achieve its investment objectives.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

Except as otherwise noted below, the Fund is subject to the following fundamental investment restrictions, which may be changed only by a vote of the Fund’s outstanding shares.  Fundamental investment restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund’s shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares.  Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

(1) The Fund may borrow money and/or issue senior securities to the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the Securities and Exchange Commission (“SEC”) staff (collectively, the “Investment Company Act Laws and Interpretations”) or to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the Investment Company Act Laws and Interpretations, the “Investment Company Act Laws, Interpretations and Exemptions”).

(2) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition, loan or sale of Fund assets, regardless of whether the Fund may be considered to be an underwriter in connection with such transactions under the Securities Act of 1933, as amended (the “Securities Act”).

(3) The Fund may make investments that will result in the concentration (as that term may be defined or interpreted by the Investment Company Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the domestic and foreign real estate industry.

(4) The Fund may purchase real estate and sell real estate, either directly or indirectly through one or more wholly owned or controlled subsidiaries, as well as real estate acquired as a result of ownership of securities or other instruments. In addition, the Fund will invest in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, and will invest in securities or other instruments that are secured by real estate or interests therein.

(5) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities.

(6) The Fund may make loans of its assets to the extent permitted by Investment Company Act Laws, Interpretations and Exemptions. The Fund may, among other things, make long-term and short-term loans secured by real estate or interests therein, make long-term and short-term secured or unsecured loans, purchase debt obligations, enter into repurchase agreements, loan its assets to broker-dealers or institutional investors, or invest in loans, including assignments and participation interests.

(7) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

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The fundamental investment restrictions set forth above provide the Fund with the ability to operate under new interpretations of the Investment Company Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change.  Even though the Fund has this flexibility, the Board of Trustees of the Fund (the “Board”) has adopted non-fundamental investment restrictions for the Fund relating to certain of these restrictions which Invesco Advisers, Inc. (the “Adviser”), the Fund’s investment adviser, and, when applicable, the Sub-Advisers (as defined herein) must follow in managing the Fund.  Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board but do not require approval of shareholders.

Non-Fundamental Investment Restrictions

The following non-fundamental investment restrictions may be changed for the Fund without approval of the Fund’s voting securities.

(1) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities, the Fund may not invest in any security (including futures contracts or options thereon) or other instrument that is secured by physical commodities.  The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities; the Fund does consider physical commodities to include, for example, oil, precious metals and grains.  Accordingly, the Fund will interpret the proposed restriction and the related non-fundamental restriction to permit the Fund, subject to the Fund’s investment objectives and general investment policies (as stated in the Fund’s prospectus and herein), to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency-, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate or securities-related or foreign currency-related hedging instruments or other currency-, commodity or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws.  The Fund will also interpret its fundamental restriction regarding purchasing and selling physical commodities and its related non-fundamental restriction to permit the Fund to invest in exchange-traded funds that invest in physical and/or financial commodities, subject to the limits described in the Fund’s prospectus and herein.  The Fund does not consider real estate to be a physical commodity.

(2) Under normal circumstances, the Fund will invest at least 80% of its total assets (including the amount obtained through leverage) in real estate and real-estate related investments located in the U.S. and in non-U.S. countries.  For purposes of Rule 35d-1 under the Investment Company Act, the Fund will provide written notice to its shareholders prior to any change to this policy, as required by the Investment Company Act Laws, Interpretations and Exemptions.  The Fund considers an investment in real estate to be an ownership interest in real property and anything permanently affixed to the real property, such as buildings.  The Fund considers an investment to be real estate-related if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate.  Real estate-related investments include (i) real estate investment trusts (REITs) or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgage pools, (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages, and (iii) debt instruments that are supported by underlying real estate collateral.  The Fund’s 80% policy includes for-lease multi-family residential dwellings in the definition of real estate and real estate-related investments, but does not include U.S. single family, detached housing.

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(3) For purposes of the Fund’s fundamental investment restriction regarding industry concentration, the domestic and foreign real estate industry is comprised of real estate and real estate-related companies.

INVESTMENT POLICIES AND TECHNIQUES

Set forth below are detailed descriptions of the various types of securities and investment techniques that the Adviser and/or the Sub-Advisers (as defined herein) may use in managing the Fund, as well as the risks associated with those types of securities and investment techniques.  The descriptions of the types of securities and investment techniques below supplement the discussion of principal investment strategies and risks contained in the Fund’s prospectus; where a particular type of security or investment technique is not discussed in the Fund’s prospectus, that security or investment technique is not a principal investment strategy.

The Fund may not invest in all of these types of securities or use all of these techniques at any one time.  The Fund’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Fund’s investment objectives, policies and restrictions described in the Fund’s prospectus and/or this Statement of Additional Information, as well as the federal securities laws.  In addition to those described below, the Adviser and/or Sub-Advisers may invest in other types of securities and may use other investment techniques in managing the Fund, subject to limitations imposed by the Fund’s investment objectives, policies and restrictions described in the Fund’s prospectuses and/or this Statement of Additional Information, as well as the federal securities laws.

The Fund’s investment objectives, policies, strategies and practices described below are non-fundamental unless otherwise indicated.

Real Estate Investment Trusts (REITs). The Fund may invest in equity (common stock, preferred stock, convertible securities), debt securities and/or convertible debt securities issued by REITs.  REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.  A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling property that has appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Investments in REITS may be subject to many of the same risks as direct investments in real estate.  These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency and increases in interest rates.  To the extent that the Fund invests in REITs, the Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.

In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  REITs are also subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the Investment Company Act; and are subject to interest rate risk.

Common Stock.  The Fund may invest in common stock.  Common stock is issued by a company principally to raise cash for business purposes and represents an equity or ownership interest in the issuing company.  Common stockholders are typically entitled to vote on important matters of the

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issuing company, including the selection of directors, and may receive dividends on their holdings.  The Fund participates in the success or failure of any company in which it holds common stock.  In the event a company is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock and general creditors take precedence over the claims of those who own common stock.

The prices of common stocks change in response to many factors including the historical and prospective earnings of the issuing company, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Preferred Stock.  The Fund may invest in preferred stock.  Preferred stock, unlike common stock, often offers a specified dividend rate payable from a company’s earnings.  Preferred stock also generally has a preference over common stock on the distribution of a company’s assets in the event the company is liquidated or declares bankruptcy; however, the rights of preferred stockholders on the distribution of a company’s assets in the event of a liquidation or bankruptcy are generally subordinate to the rights of the company’s debt holders and general creditors.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Some fixed rate preferred stock may have mandatory sinking fund provisions that provide for the stock to be retired or redeemed on a predetermined schedule, as well as call/redemption provisions prior to maturity, which can limit the benefit of any decline in interest rates that might positively affect the price of preferred stocks.  Preferred stock dividends may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock.  Preferred stock may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals.

Convertible Securities.  The Fund may invest in convertible securities.  Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price).  A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock.  A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks.  However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.  Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common stock in order of preference or priority on an issuer’s balance sheet.  To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

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       Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.  The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock.  The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.”  The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates.  However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted.  Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and general market and economic conditions.  Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

The Fund will invest in convertible securities based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade).  To the extent that the Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.  See also “Non-Investment Grade Debt Obligations (Junk Bonds)” below.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.  Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value.  A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund’s financial reporting, credit rating and investment limitation purposes.

Equity-Linked Securities. Equity-linked securities are instruments whose value is based upon the value of one or more underlying equity securities, a reference rate or an index. Equity-linked securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security or by a company other than the one to which the instrument is linked (usually an investment bank), (ii) may convert into equity securities, such as common stock, within a stated period from the issue date or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security within a stated period from the issue date, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security, and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Investments in equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in other equity securities. Because equity-linked securities are sometimes issued by a third party other than the issuer of the linked security, the Fund is subject to risks if the underlying equity security, reference rate or index underperforms, or if the issuer defaults on the payment of the dividend or the common stock at maturity. In addition, the trading market for particular equity-linked securities may be less liquid, making it difficult for the Fund to dispose of a particular security when necessary and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund’s portfolio.

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Debt Obligations.  The Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies.  Debt obligations include, among others, bonds, notes, debentures and variable rate demand notes.

In choosing corporate debt securities on behalf of the Fund, portfolio managers may consider.

(i)	general economic and financial conditions;

(ii)
 the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of non-U.S. issuers, unique political, economic or social conditions applicable to such issuer’s country; and,

(iii)	other considerations deemed appropriate.

Debt securities are subject to a variety of risks, such as interest rate risk, income risk, prepayment risk, inflation risk, credit risk, currency risk and default risk.

Non-Investment Grade Debt Obligations (Junk Bonds).  The Fund may invest in junk bonds. Bonds rated Ba or below by Moody’s and/or BB or below by S&P or Fitch are typically considered non- investment grade or “junk bonds.”  Analysis of the creditworthiness of junk bond issuers is more complex than that of investment-grade issuers and the success of the Fund’s adviser in managing these decisions is more dependent upon its own credit analysis than is the case with investment-grade bonds.  Description of debt securities ratings are found in Appendix A.

The capacity of junk bonds to pay interest and repay principal is considered speculative.  While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities.  The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities.  Junk bonds are generally more sensitive to individual issuer developments, economic conditions and regulatory changes than higher-rated bonds.  Issuers of junk bonds are often issued by smaller, less-seasoned companies or companies that are highly leveraged with more traditional methods of financing unavailable to them.  Junk bonds are generally at a higher risk of default because such issues are often unsecured or otherwise subordinated to claims of the issuer’s other creditors.  If a junk bond issuer defaults, the Fund may incur additional expenses to seek recovery. The secondary markets in which junk bonds are traded may be thin and less liquid than the market for higher-rated debt securities and the Fund may have difficulty selling certain junk bonds at the desired time and price.  Less liquidity in secondary trading markets could adversely affect the price at which the Fund could sell a particular junk bond, and could cause large fluctuations in the net asset value of that Fund’s shares.  The lack of a liquid secondary market may also make it more difficult for the Fund to obtain accurate market quotations in valuing junk bond assets and elements of judgment may play a greater role in the valuation.

Loans, Loan Participations and Assignments.  The Fund may invest in or originate loans, loan participations or assignments.  Loans and loan participations are interests in amounts owed by corporate, governmental or other borrowers to another party.  Loans may be acquired by direct investment as a lender at the inception of the loan or by assignment of a portion of a loan previously made to a different lender or by purchase of a participation interest.  If the Fund makes a direct investment in a loan as one of the lenders, it generally acquires the loan at par. This means the Fund receives a return at the full interest rate for the loan.  If the Fund acquires its interest in loans in the secondary market or acquires a participation interest, the loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate of the loan.

Most borrowers pay their debts from cash flow generated by their businesses. If a borrower’s cash flow is insufficient to pay its debts, it may attempt to restructure its debts rather than sell collateral. Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or

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negotiating a work-out. If a borrower becomes involved in a bankruptcy proceeding, access to collateral may be limited by bankruptcy and other laws. If a court decides that access to collateral is limited or voidable, the Fund may not recover the full amount of principal and interest that is due.

A borrower must comply with certain restrictive covenants contained in the loan agreement or indenture (in the case of floating rate debt securities). In addition to requiring the scheduled payment of principal and interest, these covenants may include restrictions on the payment of dividends and other distributions to the borrower’s shareholders, provisions requiring compliance with specific financial ratios, and limits on total indebtedness. The agreement may also require the prepayment of the floating rate loans or debt securities from excess cash flow. A breach of a covenant that is not waived by the agent (or lenders directly) is normally an event of default, which provides the agent and lenders the right to call for repayment of the outstanding floating rate loan or debt security.

At times, the Fund may be able to invest in loans only through assignments or participations. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties.  Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”).  The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”).  The Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement.  Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans.  Under the terms of a participation interest, the Fund may be regarded as a creditor of the Participant and thus the Fund is subject to the credit risk of both the Borrower and Lender or a Participant.  These credit risks may include delay in receiving payments of principal and interest paid by the Borrower to the Lender and offsets by the Lender’s regulation against payments received from the Borrower.  In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.  Participation interests are generally subject to restrictions on resale.  The Fund considers participation interests to be illiquid.

When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan.  However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.  In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral.

Investments in loans, loan participations and assignments present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability.  The Fund anticipates that loans, loan participations and assignments could be sold only to a limited number of institutional investors.  If there is no active secondary market for a loan, it may be more difficult to sell the interests in such a loan at a price that is acceptable or to even obtain pricing information.  In addition, some loans, loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Participation Notes.  The Fund may invest in participation notes.  Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuer of the underlying assets.  Participation notes are generally traded over-the-counter and are subject to counterparty risk.  Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed and asset-backed securities.  Mortgage-backed securities are mortgage-related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment

9

entities.  Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as the Government National Mortgage Association (GNMA) and government-related organizations such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.  Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool.  Accordingly, the Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages.  Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

In addition, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as Ginnie Maes), which are guaranteed as to the timely payment of principal and interest.  That guarantee is backed by the full faith and credit of the U.S. Treasury.  GNMA is a corporation wholly owned by the U.S. Government within the Department of Housing and Urban Development.  Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as Fannie Maes), which are guaranteed as to payment of principal and interest by FNMA itself and backed by a line of credit with the U.S. Treasury.  FNMA is a government-sponsored entity wholly owned by public stockholders.  Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as Freddie Macs), which are guaranteed as to payment of principal and interest by FHLMC itself and backed by a line of credit with the U.S. Treasury.  FHLMC is a government-sponsored entity wholly owned by public stockholders.

In September 2008, the Federal Housing Finance Agency (FHFA) placed FNMA and FHLMC into conservatorship, and FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs.  FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC.  FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent, although FHFA has stated that is has no present intention to do so.  In addition, holders of mortgage-backed securities issued by FNMA and FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property.  Regular payments received on asset-backed securities include both interest and principal.  Asset-backed securities typically have no U.S. Government backing.  Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If the Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received.  When interest rates are

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rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received.  For these and other reasons, a mortgage-backed or other asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.  In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Variable or Floating Rate Instruments.  The Fund may invest in variable or floating rate instruments.  Variable or floating rate instruments are securities that provide for a periodic adjustment in the interest rate paid on the obligation.  The interest rates for securities with variable interest rates are readjusted on set dates (such as the last day of the month or calendar quarter) and the interest rates for securities with floating rates are reset whenever a specified interest rate change occurs.  Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates.  Accordingly, as market interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations.  Many securities with variable or floating interest rates have a demand feature allowing the Fund to demand payment of principal and accrued interest prior to its maturity.  The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider.

U.S. Government Obligations.  The Fund may invest in U.S. Government obligations.  Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity.

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury.

Other obligations of certain agencies and instrumentalities of the U.S. Government, such as the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

Collateralized Debt Obligations (“CDOs”).  The Fund may invest in CDOs. A CDO is an asset backed security backed by a pool of bonds, loans and other debt obligations. CDOs do not specialize in one type of debt but often include non-mortgage loans or bonds.

Similar in structure to a collateralized mortgage obligation (described below) CDOs are unique in that they represent different types of debt and credit risk.  In the case of CDOs, these are often referred to as ‘tranches’ or ‘slices’. Each slice has a different maturity and risk associated with it.

Collateralized Loan Obligations (“CLOs”).  The Fund may invest in CLOs, which are debt instruments backed solely by a pool of other debt securities.  The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests.  Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Fund as illiquid securities, but an active dealer market may exist for CLOs that qualify for Rule 144A transactions.  In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may

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decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, volatility in values, and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”).  The Fund may invest in CMOs.  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security.  A CMO is a type of mortgage-backed security that creates separate classes with varying maturities and interest rates, called tranches.  Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different fixed or floating interest rate and stated maturity.  Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (issuer) issues multiple series (e.g., Series A, B, C and Z) of CMO bonds (Bonds).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (Collateral).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the following order: Series A, B, C and Z.  The Series A, B, and C Bonds all bear current interest.  Interest on a Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  Only after the Series A, B, and C Bonds are paid in full does the Series Z Bond begin to receive payment.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC.  Payments of principal and interest on the FHLMC CMOs are made semiannually.  The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool.  All sinking fund payments in the FHLMC CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities.  Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the FHLMC CMOs as additional sinking fund payments.  Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the FHLMC CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC CMO’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Classes of CMOs may also include interest only (IOs) and principal only (POs).  IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components.  IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion.  IOs

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and POs can be extremely volatile in response to changes in interest rates.  As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced.

CMOs are generally subject to the same risks as mortgage-backed securities.  In addition, CMOs may be subject to credit risk because the issuer or credit enhancer has defaulted on its obligations and the Fund may not receive all or part of its principal.  Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government.  The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.  Although GNMA guarantees timely payment of GNMA certificates even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Bank Instruments.  The Fund may invest in certificates of deposits, time deposits, and bankers’ acceptances from U.S. or foreign banks.  A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank.  A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity.  Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity.  A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Commercial Instruments. The Fund may invest in commercial instruments, including commercial paper, master notes and other short-term corporate instruments, that are denominated in U.S. dollars.  Commercial paper consists of short-term promissory notes issued by corporations.  Commercial paper may be traded in the secondary market after its issuance.  Master notes are demand notes that permit the investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the credit quality criteria of the Fund.  The interest rate on a master note may fluctuate based upon changes in specified interest rates or be reset periodically according to a prescribed formula or may be a set rate.  Although there is no secondary market in master demand notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note upon relatively short notice.

Liquid Assets.  Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers’ acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term debt instruments).

Municipal Lease Obligations.  The Fund may invest in municipal lease obligations by purchasing such obligations directly or through participation interests.  Municipal lease obligations, a type of Municipal Security, may take the form of a lease, an installment purchase contract or a conditional sales contract.  Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets.  Interest payments on qualifying municipal lease obligations are generally exempt from federal income taxes.

Municipal lease obligations are generally subject to greater risks than general obligation or revenue bonds.  State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation.  However, certain municipal lease obligations may contain “non-appropriation” clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  If not enough money is appropriated to make the lease payments, the leased property may be repossessed as security for holders of the municipal lease obligation.  In such an event, there is no assurance that the

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property’s private sector or re-leasing value will be enough to make all outstanding payments on the municipal lease obligation or that the payments will continue to be tax-free.  Additionally, it may be difficult to dispose of the underlying capital asset in the event of non-appropriation or other default.  Direct investments by the Fund in municipal lease obligations may be deemed illiquid and therefore subject to risks of holding illiquid securities.

Structured Notes and Indexed Securities.  The Fund may invest in structured notes or other indexed securities.  Structured notes are derivative debt instruments, the interest rate or principal of which is linked to currencies, interest rates, commodities, indices or other financial indicators (reference instruments).  Indexed securities may include structured notes and other securities wherein the interest rate or principal are determined by a reference instrument.

Most structured notes and indexed securities are fixed income securities that have maturities of three years or less.  The interest rate or the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared with a fixed interest rate.  The reference instrument need not be related to the terms of the indexed security.  Structured notes and indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates), and may have return characteristics similar to direct investments in the underlying reference instrument or to one or more options on the underlying reference instrument.

Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument.  Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.  In addition to the credit risk of the structured note or indexed security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain structured notes or indexed securities in which the interest rate—or exchange rate in the case of currency—is linked to a referenced instrument, the rate may be increased or decreased or the terms may provide that, under certain circumstances, the principal amount payable on maturity may be reduced to zero resulting in a loss to the Fund.

Foreign Securities.  The Fund may invest a significant amount of its total assets in foreign securities.  Foreign securities are equity or debt securities issued by issuers outside the U.S., and include securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying securities of foreign issuers (foreign securities).

ADRs are receipts, issued by U.S. banks, for the shares of foreign corporations, held by the bank issuing the receipt.  ADRs are typically issued in registered form, denominated in U.S. dollars and designed for use in the U.S. securities markets.  EDRs are similar to ADRs, except they are typically issued by European banks or trust companies, denominated in foreign currencies and designed for use outside the U.S. securities markets.  ADRs and EDRs entitle the holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank.  Purchasing ADRs or EDRs gives the Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so.  A “sponsored” ADR or EDR program means that the foreign corporation whose shares are represented by the ADR or EDR is actively involved in the issuance of the ADR or EDR, and generally provides material information about the corporation to the U.S. market.  An “unsponsored” ADR or EDR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR or EDR may not reflect important facts known only to the foreign company.

The Fund consider various factors when determining whether a company is in a particular country, including whether (1) it is organized under the laws of a country; (2) it has a principal office in a country; (3) it derives 50% or more of its total revenues from businesses in a country; and/or (4) its

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securities are traded principally on a stock exchange, or in an over-the-counter market, in a particular country.

Foreign Debt Securities.  Foreign debt securities are debt securities that are issued and/or settled outside the United States and may be backed by foreign guarantees.  Foreign debt securities may include, among other things, corporate debt securities of foreign issuers and certain foreign bank obligations (see “Bank Instruments”).  Debt securities issued by a corporation or other issuer domiciled outside the United States that are dollar denominated and traded in the United States are not considered foreign securities.  Although denominated in U.S. dollars, foreign debt securities may entail some or all of the risks set forth below.

Loans to non-U.S. borrowers or U.S. borrowers with significant non-U.S. dollar denominated revenues may involve risks not typically involved in domestic investment, including fluctuation in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or U.S. governmental laws or restrictions applicable to such loans.  There is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments in certain foreign countries, which could affect the Fund’s investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.  In addition, information with respect to non-U.S. borrowers may differ from that available for U.S. borrowers, because foreign companies are not generally subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. borrowers.  The Fund may invest in privately offered real estate debt but does not intend to invest in foreign privately offered real estate equity.

Foreign Government Obligations. The Fund may invest in debt securities of  foreign governments. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above under Foreign Securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country’s willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as “Brady Bonds.”

Exchange-Traded Funds.  The Fund may purchase shares of exchange-traded funds (“ETFs”). Most ETFs are registered under the Investment Company Act as investment companies.  Therefore, the Fund’s purchase of shares of an ETF may be subject to the restrictions on investments in other investment companies discussed under “Other Investment Companies.”

ETFs typically hold portfolios of securities, commodities and/or currencies that are designed to replicate, as closely as possible before expenses, the price and/or yield of (i) a specified market or other index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.  The performance results of ETFs will not replicate exactly the performance of the pertinent index, basket, commodity or currency due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Investments in ETFs generally present the same principal risks as an investment in a conventional mutual fund that has the same investment objective, strategy and policies.  Investments in ETFs further involve substantially the same risks associated with a direct investment in the commodity or currency, or in the types of securities, commodities and/or currencies included in the indices or baskets

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the ETFs are designed to replicate.  In addition, shares of an ETF may trade at a market price that is higher or lower than their net asset value and an active trading market in such shares may not develop or continue.  Moreover, trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action to be appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  Finally, there can be no assurance that the portfolio of securities, commodities and/or currencies purchased by an ETF will replicate a particular index or basket or price of a commodity or currency.

Other Investment Companies.  The Fund may purchase shares of other investment companies. For the Fund, the Investment Company Act imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies.  These restrictions do not apply to investments by the Fund in investment companies that are money market funds, including money market funds that have the Adviser or an affiliate of the Adviser as an investment adviser (the “Affiliated Money Market Funds”).

With respect to the Fund’s purchase of shares of another investment company, including an Affiliated Money Market Fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

Private Equity Funds. The Fund may invest in securities of private equity funds (“Private Equity Funds”), which are entities that are formed as limited partnerships, limited liability companies, business trusts, corporations or other entities that issue equity interests similar to common or preferred stock of corporations.  Such Private Equity Funds will not be affiliated with the Fund, the Adviser or the Sub-Advisers.

The Fund may invest in Private Equity Funds that pursue a wide range of real estate investment strategies and securities.  Private Equity Funds may employ various investment strategies, which involve various types of properties, in different geographic locations, with various risk/reward profiles and differing pieces of the capital structure including equity, debt or preferred securities. The Fund may invest in Private Equity Funds that directly or indirectly invest in real estate through investment vehicles structured as private REITs for federal tax purposes under the Code. The income from such investment vehicles would typically comply with the RIC 90% investment income requirement under the Code, as described further below.

The Fund’s investment management fee is in addition to the asset-based fees charged by Private Equity Funds.  As a result, the Fund will indirectly bear all expenses incurred in the business of Private Equity Funds. The Fund will not invest in Private Equity Funds that charge a performance or incentive fee.  The Fund may also invest in Private Equity Funds that invest in other investment vehicles, thereby subjecting the Fund, and Fund shareholders, to an additional level of fees. In the aggregate, these fees and expenses can be substantial and may adversely affect the value of any investment in the Fund.

In addition to the financial leverage utilized by the Fund, Private Equity Funds in which the Fund invests may also utilize financial leverage. Private Equity Funds may be able to borrow, subject to the limitations of their charters and operative documents. While leverage presents opportunities for increasing a Private Equity Fund's total return, it has the effect of potentially increasing losses as well. The Fund will invest in Private Equity Funds with a leverage limitation generally in the range of 30% to 65% of their gross asset value at the time incurred, as specified in their operative document(s) or disclosure documents. Furthermore, the Private Equity Funds in which the Fund intends to invest generally will be organized as REITs, corporations or other entities that provide that the Fund's risk of loss generally will be limited to the amount of the investment by the Fund.

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Private Equity Funds will generally not be subject to the Investment Company Act, and as a result the Fund's investments in such Private Equity Funds will not be subject to the protections afforded to investors under the Investment Company Act. Unlike registered investment companies, Private Equity Funds generally are not obligated by regulation to disclose the contents of their portfolios. Any lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the allocation of its assets, and otherwise comply with the Code.  Moreover, inaccurate information provided by the Private Equity Funds could adversely affect the Adviser's ability to manage the Fund's investment portfolio in accordance with its investment objective and to value accurately the Fund's Shares.  In order to ensure compliance with all applicable regulatory requirements, the Fund will seek Private Equity Funds that utilize a private REIT investment structure for federal tax purposes under the Code, for the direct and indirect ownership of real estate assets.

The Fund may be required to indemnify certain Private Equity Funds for any liability, damage, cost or expense arising out of, among other things, breaches of representations and warranties included in the Private Equity Fund's subscription documents and certain acts or omissions relating to the offer or sale of the Fund's Shares.  The Fund's interests in the Private Equity Funds may also be subject to substantial restrictions on transfer.

Defaulted Securities.  The Fund may invest in defaulted securities.  In order to enforce its rights in defaulted securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on the defaulted securities.  This could increase the Fund’s operating expenses and adversely affect its net asset value.  Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.  Any investments by the Fund in defaulted securities will also be considered illiquid securities.  Because of uncertainty surrounding the tax treatment of distressed and defaulted debt securities for federal income tax purposes with respect to both the character and timing of income, there is the risk that the Fund will be required to realize income even though collection of payments on such securities is doubtful. The Fund may form one or more wholly owned subsidiaries to which it transfers its holdings of any private debt subject to risk of foreclosure in order to maintain the Fund’s qualification as a RIC under the IRC.

Indexed Securities.  The Fund may invest in indexed securities, the value of which is linked to interest rates, commodities, indices or other financial indicators.  Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments.  Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument.  Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

Investments in Entities with Relationships with the Fund/Adviser.  The Fund may invest in securities issued, sponsored or guaranteed by the following types of entities or their affiliates: (i) entities that sell shares of the Invesco Funds; (ii) entities that rate or rank the Invesco Funds; (iii) exchanges on which the Invesco Funds buy or sell securities; and (iv) entities that provide services to the Invesco Funds (e.g., custodian banks).  The Fund will decide whether to invest in or sell securities issued by these entities based on the merits of the specific investment opportunity.

Zero-Coupon, Pay-in-Kind Securities and Deferred Payment Securities.  The Fund may invest in zero-coupon, pay-in-kind securities and deferred payment securities.  Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that traditionally provide periodic payments of interest (referred to as a coupon payment).  Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.  Pay-in-kind securities are securities that have interest payable by delivery of additional securities.

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Upon maturity, the holder is entitled to receive the aggregate par value of the securities.  Zero-coupon and pay-in-kind securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.  Investors may purchase zero coupon and pay in kind securities at a price below the amount payable at maturity.  The difference between the purchase price and the amount paid at maturity represents “original issue discount” on the security.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Forward Commitments, When-Issued and Delayed Delivery Securities.  The Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis.  Forward commitments, when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase or sell the securities at a predetermined price and/or yield.  Settlement of such transactions normally occurs a month or more after the purchase or sale commitment is made.  Typically, no interest accrues to the purchaser until the security is delivered.  Forward commitments also include “To be announced” (TBA) mortgage backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade.  The Fund may also enter into buy/sell back transactions (a form of delayed delivery agreement).  In a buy/sell back transaction, the Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.  Although the Fund generally intends to acquire or dispose of securities on a forward commitment, when-issued or delayed delivery basis, the Fund may sell these securities or its commitment before the settlement date if deemed advisable.

When purchasing a security on a forward commitment, when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuation, and takes such fluctuations into account when determining its net asset value.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Accordingly, securities acquired on such a basis may expose the Fund to risks because they may experience such fluctuations prior to actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis may involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.

Investment in these types of securities may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor its commitment.  Until the settlement date, the Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the forward commitment, when-issued or delayed delivery transactions.  Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.  No additional forward, when-issued or delayed delivery commitments will be made by the Fund if, as a result, more than 25% of the Fund’s total assets would become so committed.  The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of the Fund and will be subject to the risk of market fluctuation.  The purchase price of the delayed delivery securities is a liability of the Fund until settlement.

Interfund Loans.  The Fund may lend uninvested cash up to 15% of its net assets to other Invesco Funds.  During temporary or emergency periods, the percentage of the Fund’s net assets that may be loaned to other Invesco Funds may be increased as permitted by the SEC.  The ability of the Fund to lend its securities to other Invesco Funds is subject to certain other terms and conditions.

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Lending Portfolio Securities.  The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities.  Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies.  The Fund may lend portfolio securities to the extent of one-third of its total assets.

The Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote.  The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.  If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral.  If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market.  Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested, in accordance with the Fund’s investment guidelines, in short-term money market instruments or Affiliated Money Market Funds. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as the Fund asset.  The Fund will bear any loss on the investment of cash collateral.

For a discussion of tax considerations relating to lending portfolio securities, see “Tax Matters.”

Repurchase Agreements.  The Fund may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest but currently intends to do so only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Repurchase agreements are agreements under which the Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund’s holding period. The Fund may, however, enter into a “continuing contract” or “open” repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying securities from the Fund on demand and the effective interest rate is negotiated on a daily basis.  Repurchase agreements are considered loans by the Fund under the Investment Company Act.

If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.  The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

The Fund may invest its cash balances in joint accounts with other Invesco Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days.

Restricted and Illiquid Securities.   Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the approximate price at which they are valued. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or that provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act; and (7) securities

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that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act, or that are exempt from registration under the Securities Act or otherwise restricted under the federal securities laws.

       Certain investments, such as real estate, loans and debt securities, may not be readily marketable and may be subject to restrictions on resale.  Although loans and debt securities are transferred among certain financial institutions, certain of the loans and debt securities in which the Fund invests do not have the liquidity of conventional investment grade debt securities traded in the secondary market and may be considered illiquid.  Such investments may affect the Fund’s ability to realize their value in the event such assets need to be liquidated in a short period of time.

Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations. The Fund’s difficulty valuing and selling illiquid securities may result in a loss or be costly to the Fund.  If a substantial market develops for a restricted security or other illiquid investment held by the Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Board.  The Adviser considers various factors when determining whether a security is liquid, including the frequency of trades, availability of quotations and number of dealers or qualified institutional buyers in the market.

Swap Agreements. The Fund may enter into a swap agreement. Swap agreements are two-party contracts wherein the two parties agree to make an exchange as described below.

Commonly used swap agreements include:

Credit Default Swaps (“CDSs”):  An agreement between two parties where one party agrees to make one or more payments to the other, while the other party assumes the risk of certain defaults on a referenced debt obligation, generally a failure to pay or bankruptcy of the issuer.  CDS may be direct (“unfunded swaps”) or indirect in the form of a structured note (“funded swaps”).

The Fund may buy a CDS (“buy credit protection”); in this transaction, the Fund pays a stream of payments based on a fixed interest rate (the “premium”) over the life of the swap in exchange for a counterparty (the “seller”) taking on the risk of default of a referenced debt obligation (the “Reference Obligation”).  If a credit event occurs for the Reference Obligation, the Fund would cease to make premium payments and it would deliver defaulted bonds to the seller; in return, the seller would pay the full par value, of the Reference Obligation to the Fund.  Alternatively, the two counterparties may agree to cash settlement in which the seller delivers to the Fund (buyer) the difference between the market value and the notional value of the Reference Obligation.  If no event of default occurs, the Fund pays the fixed premium to the seller, and no other exchange occurs.

Alternatively, the Fund may sell a CDS (“sell protection”); in this transaction, the Fund will receive premium payments from the buyer in exchange for taking the credit risk of the Reference Obligation.  If an event of default occurs, the buyer would cease to make premium payments to the Fund and the Fund would pay the buyer the par value of the Reference Obligation; in return, the buyer would deliver the Reference Obligation to the Fund.  Alternatively, if cash settlement is elected, the Fund would pay the buyer the notional value less the market value of the Reference Obligation.  If no event of default occurs, the Fund receives the premium payments over the life of the agreement.

CDS transactions are typically individually negotiated and structured.  CDS transactions may be entered into for investment or hedging purposes.  The Fund may enter into a CDS to create direct or synthetic long or short exposure to domestic or foreign corporate debt securities.

Interest Rate Swap:  An agreement between two parties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified principal or notional amount.  In

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other words, Party A agrees to pay Party B a fixed interest rate and in return Party B will pay Party A a variable interest rate.  The amount that each party pays is calculated by multiplying the fixed or variable rate by the par amount.

Credit Default Index Swap (“CDX”).  A CDX is a credit derivative used to hedge credit risk or to take a position on a basket of credit entities.  A CDX is a completely standardized credit security and is therefore highly liquid and typically trades at a very small bid-offer spread.  This means that it may be cheaper to hedge a portfolio of credit default swaps or bonds with a CDX than it is to buy many CDS to achieve a similar effect.  A new series of CDX is issued every six months by Markit and IIC.  Prior to the announcement of each series, a group of investment banks is polled to determine the credit entities that will form the constituents of the new issue.  On the day of issue, a fixed coupon is decided for the CDX based on the credit spread of the entities within the CDX.  Once this has been determined, the CDX constituents and the fixed coupon are published, and the CDX can be actively traded.

Total Return Swap:  A swap agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains.  The underlying asset that is used is usually an equities index, loan or a basket of assets.

Common risks associated with swap agreements:

Liquidity Risk:  The risk that a particular swap is difficult to sell or liquidate.  If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Pricing Risk:  The risk that a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding underlying instruments.

Interest Rate: Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund.

Basis Risk:  The risk that offsetting investments in a hedging strategy will not experience price changes in entirely opposite directions from each other.  This imperfect correlation between the two investments causes the potential for excess gains or losses in a hedging strategy.

Tax Risks:  For a discussion of the tax considerations relating to swap agreements, see “Tax Matters.”

Counterparty Risk:  Swaps are generally governed by a single master agreement for each counterparty.  Counterparty risk refers to the risk that the counterparty under the swap agreement will not live up to its obligations.  A swap agreement may not contemplate delivery of collateral to support a counterparty’s contractual obligation; therefore, the Fund might need to rely on contractual remedies to satisfy the counterparty’s obligation.  As with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing such remedies, particularly in the event of the counterparty’s bankruptcy.  The swap agreement may allow for netting of the counterparties’ obligations on specific transactions in which case the Fund’s obligation or right will be the net amount owed to or by the counterparty.  Although this will not guarantee that the counterparty does not default, the Fund will not enter into a swap transaction with any counterparty that the Adviser and/or the Sub-Advisers believe does not have the financial resources to honor its obligations under the transaction.  Further, the Adviser monitors the financial stability of swap counterparties in an effort to protect the Fund’s investments.  Where the obligations of the counterparty are guaranteed, the Adviser monitors the financial stability of the guarantor instead of the counterparty.  The Fund’s current obligations under a swap agreement are to be accrued daily (on a net basis), and the Fund maintains cash or liquid assets in an amount equal to amounts owed to a swap counterparty (some of these assets may be segregated to secure the swap counterparty).

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The Fund will not enter into a transaction with any single counterparty if the net amount owed or to be received under existing transactions under the swap agreements with that counterparty would exceed 5% of the Fund’s net assets determined on the date the transaction is entered into.

Put and Call Options.  The Fund may engage in certain strategies involving options to attempt to manage the risk of their investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities).  Option transactions present the possibility of large amounts of exposure, which may result in the Fund’s net asset value being more sensitive to changes in the value of the related investment.

Call Options:  A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European-style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise.  If the purchaser exercises the call option, the writer of a call option is obligated to sell to and deliver the underlying security, contract or foreign currency to the purchaser of the call option.

Put Options:  A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European-style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be, at the time of exercise.  If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency.  The premium paid to the writer is consideration for undertaking the obligations under the option contract.  Until an option expires or is offset, the option is said to be “open.”  When an option expires or is offset, the option is said to be “closed.”

Listed Options and Over-The-Counter Options:  Options may be either listed on an exchange or traded in over-the-counter (“OTC”) markets.  Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller are guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates.  OTC options are two-party contracts with negotiated strike prices and expiration dates.  The Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable.  OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance).  Consequently, there is a risk of non-performance by the dealer.  Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer’s price will be used.  In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.  Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities.  Although the Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

Index Options.  Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the “multiplier”), which determines the total dollar value for each point of such difference.

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The risks of investment in index options may be greater than options on securities.  Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities.  The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based.  However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

CDS Option: The Fund may additionally enter into CDS option transactions, which grant the holder the right, but not the obligation, to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium.  The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

Writing Options:  The Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone.  The Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option.  In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

The Fund may write a put option without owning the underlying security if it covers the option as described in the section “Cover.”  The Fund may only write a put option on a security as part of an investment strategy and not for speculative purposes.  In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

If an option that the Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received.  The Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency.  The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which the Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option.  Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency.  Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

Pursuant to federal securities rules and regulations, if the Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options.  This process is described in more detail below in the section “Cover.”

Purchasing Options:  The Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio.  The Fund is not required to own the underlying security in order to purchase a call option, and may only cover the transaction with cash, liquid assets

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and/or short-term debt securities.  Utilized in this fashion, the purchase of call options would enable the Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid.  So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency.  If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.  The Fund may also purchase call options on underlying securities, contracts or currencies against which it has written other call options.  For example, where the Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call.  Used in combinations, these strategies are commonly referred to as “call spreads.”

The Fund may purchase a put option on an underlying security, contract or currency (“protective put”) owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency.  Such hedge protection is provided only during the life of the put option.  The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option.  Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost.  The Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options.  For example, where the Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put.  Used in combinations, these strategies are commonly referred to as “put spreads.”  Likewise, the Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options.  This strategy is commonly referred to as a “collar.”

Straddles:  The Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund’s overall position.  A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

General Information Regarding Options: The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions.  Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Futures Contracts.  A Futures Contract is a two-party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, “Futures Contracts”).

Common examples of Futures Contracts that the Fund may engage in include, but are not limited to:

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Index Futures:  A stock index Futures Contract is an exchange-traded contract that provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contracts and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made.

Interest Rate Futures:  An interest-rate futures contract is an exchange-traded contact in which the specified underlying security is either an interest-bearing fixed income security or an inter-bank deposit.  Two examples of common interest rate futures contracts are U.S. Treasury futures and Eurodollar futures contracts.  The specified security for U.S. Treasury futures is a U.S. Treasury security.  The specified security for Eurodollar futures is the LIBOR, which is a daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market.

Security Futures:  A security futures contract is an exchange-traded contract to purchase or sell in the future a specified quantity of a security, other than a Treasury security, or a narrow-based securities index at a certain price.  Presently, the only available security futures contracts use shares of a single equity security as the specified security.

Currency Futures:  A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specified price at some time in the future (commonly three months or more).  Currency futures contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund.  Additionally, the Fund may lose money on currency futures if changes in the currency rates do not occur as anticipated.

The Fund will enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument.  Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission (“CFTC”).  Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls.  For a further discussion of the risks associated with investments in foreign securities, see “Foreign Investments” above.  It should be noted that the Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the act with respect to the Fund.

Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.  “Margin” with respect to Futures Contracts is the amount of funds that must be deposited by the Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts.  A margin deposit made when the Futures Contract is entered (“initial margin”) is intended to ensure the Fund’s performance under the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called “variation margin,” received from or paid to the futures commission merchant through which the Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency, index or futures price fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

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In addition, if the Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

Options on Futures Contracts.  Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s Futures Contract margin account.  The Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

Pursuant to federal securities laws and regulations, the Fund’s use of Futures Contracts and options on Futures Contracts may require the Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts.  This process is described in more detail below in the section “Cover.”

Credit Linked Notes (“CLNs”).  The Fund may invest in CLNs.  A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.

CLNs are created through a Special Purpose Company (SPC), or trust, which is collateralized with AAA-rated securities.  Investors buy securities from a trust that pays a fixed or floating coupon during the life of the note.  At maturity, the investors receive par unless the referenced credit defaults or declares bankruptcy, in which case they receive an amount equal to the recovery rate.  The trust enters into a default swap with a deal arranger.  In case of default, the trust pays the dealer par minus the recovery rate in exchange for an annual fee which is passed on to the investors in the form of a higher yield on the notes.

Warrants.  The Fund may purchase warrants.  A warrant is a security that gives the holder the right to purchase securities from the issuer at a specific price within a certain time frame and are similar to call options.  The main difference between warrants and call options is that warrants are issued by the company that will issue the underlying security, whereas options are not issued by the company.  The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit.  Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the purchase price of the warrant.  Warrants generally trade in the open market and may be sold rather than exercised.  Warrants are sometimes sold in unit form with other securities of an issuer.  Units of warrants and common stock are often employed to finance young, unseasoned companies.  The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

Synthetic foreign equity securities.  The Fund may invest in a form of synthetic foreign equity securities, referred to as international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American-style exercise, which

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means that they can be exercised at any time on or before the expiration date of the international warrant, or European-style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

Bundled Securities.  In lieu of investing directly in securities the Fund may from time to time invest in Targeted Return Index Securities Trusts (“TRAINs”) or similar instruments representing a fractional undivided interest in an underlying pool of securities often referred to as “Bundled Securities”. Bundled Securities are typically represented by certificates and the Fund will be permitted at any time to exchange such certificates for the underlying securities evidenced by such certificates and thus the certificates are generally subject to the same risks as the underlying securities held in the trust.  The Fund will examine the characteristics of the underlying securities for compliance with investment criteria but will determine liquidity with reference to the certificates themselves.  TRAINs and other trust certificates are generally not registered under the Securities Act or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act.  Investments in certain TRAINs or other trust certificates may have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

Cover.  The ability of a closed-end fund to issue senior securities is severely circumscribed by complex regulatory constraints under the Investment Company Act that restrict, for instance, the amount, timing and form of senior securities that may be issued.  Certain portfolio management techniques, such as credit default swaps, the purchase of securities on margin, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate the Fund’s assets or otherwise cover its obligations.  To the extent the Fund covers its commitment under these transactions, including by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, such instrument will not be considered a “senior security” by the Fund and therefore will not be subject to the asset coverage requirements otherwise applicable to borrowings by the Fund.

In order to prevent such transactions from creating a senior security, the Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting position in securities, currencies, or other options, or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid assets.

Assets used as cover cannot be sold while the position in the corresponding position is open unless they are replaced with other appropriate assets.  If a large portion of the Fund’s assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund’s ability to meet its investment objectives or current obligations.

General Risks of Hedging Strategies.  The use by the Fund of hedging strategies involves special considerations and risks, as described below.

(1) Successful use of hedging transactions depends upon the Adviser’s and the Sub-Advisers’ ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies.  While the Adviser and the Sub-Advisers are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

(2) In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged.  For example, if a “protective put” is used to hedge a potential decline in a security and the security does decline in price, the put option’s increased value may not completely offset the loss in the underlying security.  Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

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(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged.  However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

(4) There is no assurance that the Fund will use hedging transactions.  For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

MANAGEMENT OF THE FUND

Board of Trustees

Qualifications and Experience.  In addition to the information set forth in Appendix C, the following sets forth additional information about the qualifications and experiences of the Trustee.  The Fund anticipates adding additional Trustees, including Independent Trustees, prior to the effectiveness of its Registration Statement.

Interested Trustees.

John M. Zerr, Trustee.  [Qualifications and experiences to be provided.]

Certain trustees and officers of the Trust are affiliated with the Adviser and Invesco Ltd., the parent corporation of the Adviser. All of the Trust’s executive officers hold similar offices with some or all of the other Invesco Funds.

Leadership Structure and the Board of Trustees. [To be provided.]

Risk Oversight. [To be provided.]

Committee Structure. [To be provided.]

Trustee Ownership of Fund Shares

The dollar range of equity securities beneficially owned by each trustee (i) in the Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the Fund’s complex, is set forth in Appendix C.

Compensation

[To be provided.]

The Adviser

The Adviser serves as the Fund’s investment adviser.  The Adviser managers the investment operations of the Fund as well as other investment portfolios that encompass a broad range of investment objectives, and has agreed to perform or arrange for the performance of the Fund’s day-to-day management.  The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.  The Adviser is an indirect, wholly owned subsidiary of Invesco Ltd.  Invesco Ltd. and its subsidiaries are an independent global investment management group.  Certain of the directors and officers of the Adviser are also executive officers of the Fund and their affiliations are shown in Appendix C.

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The Fund’s portfolio management team is part of Invesco Real Estate, an investment center within the Adviser.  Established in 1983, Invesco Real Estate (IRE) manages $36.5 billion of real estate investments in private real estate, real estate securities and real estate debt.  With 306 employees in 16 offices worldwide, the group focuses on top-down market and property type fundamentals combined with bottom-up local market intelligence.  Senior members of the management team have worked together for more than 17 years, contributing to the consistent implementation of Invesco Real Estate’s investment strategy and resulting performance.

As investment adviser, the Adviser supervises all aspects of the Fund’s operations and provides investment advisory services to the Fund.  The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund.  The Master Investment Advisory Agreement (“Advisory Agreement”) provides that, in fulfilling its responsibilities, the Adviser may engage the services of other investment managers with respect to the Fund.  The investment advisory services of the Adviser are not exclusive and the Adviser is free to render investment advisory services to others, including other investment companies.

The Adviser is also responsible for furnishing to the Fund, at the Adviser’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, which in the judgment of the trustees, are necessary to conduct the business of the Fund effectively, as well as the offices, equipment and other facilities necessary for its operations.  Such functions include the maintenance of the Fund’s accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Advisory Agreement between the Fund and the Adviser was approved by the Board, including a majority of the trustees who are not parties to the agreement or “interested persons” (as such term is defined in the Investment Company Act) of any such party (in such capacity, the “independent trustees”), in principle at an “in person” meeting held on [____, 2011].  The agreement was approved by [the sole Common Shareholder of the Fund] on [_____, 2011].

The Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of the Fund not assumed by the Adviser, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

The Adviser, at its own expense, furnishes to the Fund office space and facilities.  The Adviser furnishes to the Fund all personnel for managing the affairs of the Fund and each of its series of shares.

Pursuant to its Advisory Agreement with the Fund, the Adviser receives a fee from the Fund calculated at an annual rate equal to [__]% of the average weekly total assets of the Fund.  The Fund allocates advisory fees to a class based on the relative total assets of each class.

The Adviser may from time to time waive or reduce its fee.  Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors.  During periods of voluntary fee waivers or reductions, the Adviser will retain its ability to be reimbursed for such fee prior to the end of the respective fiscal year in which the voluntary fee waiver or reduction was made.  Contractual fee waivers or reductions set forth in the Fee Table in the Fund’s prospectus may not be terminated or amended to the Fund’s detriment during the period stated in the agreement between the Adviser and the Fund.

A discussion regarding the basis for the approval of the Advisory Agreement by the Board will be available in the Fund’s first report to shareholders.

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Investment Sub-Advisers

The Adviser has entered into a Sub-Advisory Agreement with certain affiliates to serve as sub-advisers to the Fund pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund.  These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:

Invesco Asset Management Deutschland GmbH (“Invesco Deutschland”)
Invesco Asset Management Limited (“Invesco Asset Management”)
Invesco Asset Management (Japan) Limited (“Invesco Japan”)
Invesco Australia Limited (“Invesco Australia”)
Invesco Hong Kong Limited (“Invesco Hong Kong”)
Invesco Senior Secured Management, Inc. (“Invesco Senior Secured”)
Invesco [Trimark] Ltd. (“Invesco [Trimark]”); (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Adviser and each Sub-Adviser are indirect wholly owned subsidiaries of Invesco Ltd.

The only fees payable to the Sub-Advisers under the Sub-Advisory Agreement are for providing discretionary investment management services.  For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Fund, multiplied by (ii) the fraction equal to the total assets of the Fund as to which such Sub-Adviser shall have provided discretionary investment management services for that month divided by the total assets of the Fund for that month.  Pursuant to the Sub-Advisory Agreement, this fee is reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time.  In no event shall the aggregate monthly fees paid to the Sub-Advisers under the Sub-Advisory Agreement exceed 40% of the monthly compensation that the Adviser receives from the Fund pursuant to its advisory agreement with the Fund, as reduced to reflect contractual or voluntary fees waivers or expense limitations by the Adviser, if any.

Portfolio Managers

Appendix D contains the following information regarding the portfolio managers identified in the Fund’s prospectus:

•	The dollar range of the managers’ investments in each Fund.
•	A description of the managers’ compensation structure.

Information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

Administrator

The Adviser also serves as administrator to the Fund.  Under the administration agreement, the Adviser is responsible for calculating the net asset value of the Common Shares and generally managing the administrative affairs of the Fund.  Under the Administrative Services Agreement, the Adviser will be entitled to receive from the Fund reimbursement of its costs and such reasonable compensation as may be approved by the Board of Trustees. The Adviser will be reimbursed for the services of its principal financial officer and her staff and any expenses related to fund accounting services.

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Proxy Voting Policies

The Adviser is comprised of two business divisions, Invesco Aim and Invesco Institutional, each of which have adopted their own specific Proxy Voting Policies.

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser.

The Proxy Voting Entity will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix B.  Any material changes to the proxy policies and procedures will be submitted to the Board for approval.  The Board will be supplied with a summary quarterly report of the Fund’s proxy voting record.  Information regarding how the Fund will vote proxies related to its portfolio securities through the 12-month period ended June 30 will be available without charge at our Web site, www.invesco.com/us.  This information is also available at the SEC Web site, http://www.sec.gov.

Codes of Ethics

The Adviser, the Fund and the Sub-Advisers each have adopted a Code of Ethics that applies to all Invesco Fund trustees and officers, and employees of the Adviser, the Sub-Advisers and their affiliates, and governs, among other things, the personal trading activities of all such persons.  Unless specifically noted, each Sub-Advisers’ Codes of Ethics do not materially differ from Invesco Code of Ethics discussed below.  The Code of Ethics is intended to address conflicts of interest with the Fund that may arise from personal trading, including personal trading in most of the Invesco Funds.  Personal trading, including personal trading involving securities that may be purchased or held by an Invesco Fund, is permitted under the Code subject to certain restrictions; however, employees are required to pre-clear security transactions with the Compliance Officer or a designee and to report transactions on a regular basis.  These Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.  These Codes of Ethics are available on the EDGAR Database on the SEC’s Web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Sub-Advisers have adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices.  If all or a portion of the Fund’s assets are managed by one or more Sub-Advisers, the decision to buy and sell securities and broker selection will be made by the Sub-Adviser for the assets it manages.  Unless specifically noted, the Sub-Advisers brokerage allocation procedures do not materially differ from the Adviser’s procedures.

Brokerage Transactions

Placing trades generally involves acting on portfolio manager instructions to buy or sell a specified amount of portfolio securities, including selecting one or more third-party broker-dealers to execute the trades, and negotiating commissions and spreads. Various Invesco Ltd. subsidiaries have created a global equity trading desk.  The global equity trading desk has assigned local traders in three regions to place equity securities trades in their regions.  The Atlanta trading desk of the Adviser (the Americas Desk) generally places trades of equity securities in Canada, the United States, Mexico and Brazil; the Hong Kong desk of Invesco Hong Kong (the Hong Kong Desk) generally places trades of equity securities in Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, Thailand, and other far Eastern countries; and the London trading desk of Invesco Global Investment Funds Limited (the London Desk) generally places trades of equity securities

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in European Economic Area markets, Egypt, Israel, Russia, South Africa, Switzerland, Turkey, and other European countries.  The Adviser, Invesco Deutschland and Invesco Hong Kong use the global equity trading desk to place equity trades. Other Sub-Advisers may use the global equity trading desk in the future.  The trading procedures for the Americas Desk, the Hong Kong Desk and the London Desk are similar in all material respects.

References in the language below to actions by the Adviser or a Sub-Adviser (other than Invesco [Trimark] or Invesco Japan) making determinations or taking actions related to equity trading include these entities’ delegation of these determinations/actions to the Americas Desk, the Hong Kong Desk, and the London Desk.  Even when trading is delegated by the Adviser or the Sub-Advisers to the various arms of the global equity trading desk, the Adviser or the Sub-Advisers that delegate trading is responsible for oversight of this trading activity.

The Adviser or the Sub-Advisers make decisions to buy and sell securities for each Invesco Fund, selects broker-dealers (each, a “Broker”), effects the Funds’ investment portfolio transactions, allocates brokerage fees in such transactions and, as applicable, negotiates commissions and spreads on transactions.  The Adviser’s and the Sub-Advisers’ primary consideration in effecting a security transaction is to obtain best execution, which is defined as prompt and efficient execution of the transaction at the best obtainable price with payment of commissions, mark-ups or mark-downs which are reasonable in relation to the value of the brokerage services provided by the Broker.  While the Adviser or the Sub-Advisers seek reasonably competitive commission rates, the Fund may not pay the lowest commission or spread available.  See “Broker Selection” below.

Some of the securities in which the Fund invests are traded in over-the-counter markets.  Portfolio transactions in such markets may be effected on a principal basis at net prices without commissions, but which include compensation to the Broker in the form of a mark-up or mark-down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the Broker, including electronic communication networks.  Purchases of underwritten issues, which include initial public offerings and secondary offerings, include a commission or concession paid by the issuer (not the Fund) to the underwriter.  Purchases of money market instruments may be made directly from issuers without the payment of commissions.

Historically, the Adviser and the Sub-Advisers did not negotiate commission rates on stock markets outside the United States.  In recent years many overseas stock markets have adopted a system of negotiated rates; however, a number of markets maintain an established schedule of minimum commission rates.

In some cases, the Adviser may decide to place trades on a “blind principal bid” basis, which involves combining all trades for one or more portfolios into a single basket, and generating a description of the characteristics of the basket for provision to potential executing brokers.  Based on the trade characteristics information provided by the Adviser, these brokers submit bids for executing all of the required trades at the market close price for a specific commission.  The Adviser generally selects the broker with the lowest bid to execute these trades.

Payments of commissions to brokers who are affiliated persons of the Fund (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act.

Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

Commissions

The Fund may engage in certain principal and agency transactions with banks and its affiliates that own 5% or more of the outstanding voting securities of an Invesco Fund, provided the conditions of an exemptive order received by the Invesco Funds from the SEC are met.  In addition, the Fund may purchase or sell a security from or to certain other Invesco Funds or other accounts (and may invest in

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the Affiliated Money Market Funds) provided the Fund follow procedures adopted by the Boards of the various Invesco Funds, including the Fund.  These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

Broker Selection

The Adviser’s or the Sub-Advisers’ primary consideration in selecting Brokers to execute portfolio transactions for an Invesco Fund is to obtain best execution.  In selecting a Broker to execute a portfolio transaction in equity securities for the Fund, the Adviser or the Sub-Advisers considers the full range and quality of a Broker’s services, including the value of research and/or brokerage services provided, execution capability, commission rate, and willingness to commit capital, anonymity and responsiveness.  The Adviser’s and the Sub-Advisers’ primary consideration when selecting a Broker to execute a portfolio transaction in fixed income securities for the Fund is the Broker’s ability to deliver or sell the relevant fixed income securities; however, the Adviser and the Sub-Advisers will also consider the various factors listed above.  In each case, the determinative factor is not the lowest commission or spread available but whether the transaction represents the best qualitative execution for the Fund.  The Adviser and the Sub-Advisers will not select Brokers based upon their promotion or sale of Fund shares.

In choosing Brokers to execute portfolio transactions for the Fund, the Adviser or the Sub-Advisers may select Brokers that provide brokerage and/or research services (Soft Dollar Products) to the Invesco Funds and/or the other accounts over which the Adviser and its affiliates have investment discretion.  Section 28(e) of the Securities Exchange Act of 1934 (“Exchange Act”) provides that the Adviser or the Sub-Advisers, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available.  Under Section 28(e)(1), the Adviser or the Sub-Advisers must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [the Adviser’s or the Sub-Advisers’] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion.”  The services provided by the Broker also must lawfully and appropriately assist the Adviser or the Sub-Advisers in the performance of its investment decision-making responsibilities.  Accordingly, the Fund may pay a Broker commissions higher than those available from another Broker in recognition of the Broker’s provision of Soft Dollar Products to the Adviser or the Sub-Advisers.

The Adviser and the Sub-Advisers face a potential conflict of interest when they use client trades to obtain Soft Dollar Products.  This conflict exists because the Adviser and the Sub-Advisers are able to use the Soft Dollar Products to manage client accounts without paying cash for the Soft Dollar Products, which reduces the Adviser’s or the Sub-Advisers’ expenses to the extent that the Adviser or the Sub-Advisers would have purchased such products had they not been provided by Brokers.  Section 28(e) permits the Adviser or the Sub-Advisers to use Soft Dollar Products for the benefit of any account it manages.  Certain Invesco-managed accounts (or accounts managed by the Sub-Advisers) may generate soft dollars used to purchase Soft Dollar Products that ultimately benefit other Invesco Advisers, Inc.-managed accounts (or Sub-Adviser-managed accounts), effectively cross subsidizing the other Invesco-managed accounts (or the other Sub-Adviser-managed accounts) that benefit directly from the product.  The Adviser or the Sub-Advisers may not use all of the Soft Dollar Products provided by Brokers through which the Fund effects securities transactions in connection with managing the Fund whose trades generated the soft dollars used to purchase such products.

The Adviser presently engages in the following instances of cross-subsidization:

Smaller Invesco Funds that do not generate significant soft dollar commissions may be cross-subsidized by the larger equity Invesco Funds in that the smaller equity Funds receive the benefit of Soft Dollar Products for which they do not pay.  Certain other accounts managed by the Adviser or certain of its affiliates may benefit from Soft Dollar Products services for which they do not pay.

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The Adviser and the Sub-Advisers attempt to reduce or eliminate the potential conflicts of interest concerning the use of Soft Dollar Products by directing client trades for Soft Dollar Products only if the Adviser or the Sub-Advisers conclude that the Broker supplying the product is capable of providing best execution.

Certain Soft Dollar Products may be available directly from a vendor on a hard dollar basis; other Soft Dollar Products are available only through Brokers in exchange for soft dollars.  The Adviser and the Sub-Advisers use soft dollars to purchase two types of Soft Dollar Products:

•	proprietary research created by the Broker executing the trade, and
•	other products created by third parties that are supplied to the Adviser or the Sub-Advisers through the Broker executing the trade.

Proprietary research consists primarily of traditional research reports, recommendations and similar materials produced by the in-house research staffs of broker-dealer firms.  This research includes evaluations and recommendations of specific companies or industry groups, as well as analyses of general economic and market conditions and trends, market data, contacts and other related information and assistance.  The Adviser periodically rates the quality of proprietary research produced by various Brokers.  Based on the evaluation of the quality of information that the Adviser receives from each Broker, the Adviser develops an estimate of each Broker’s share of the Adviser clients’ commission dollars and attempts to direct trades to these firms to meet these estimates.

The Adviser and the Sub-Advisers also use soft dollars to acquire products from third parties that are supplied to the Adviser or the Sub-Advisers through Brokers executing the trades or other Brokers who “step in” to a transaction and receive a portion of the brokerage commission for the trade.  The Adviser or the Sub-Advisers may from time to time instruct the executing Broker to allocate or “step out” a portion of a transaction to another Broker.  The Broker to which the Adviser or the Sub-Advisers have “stepped out” would then settle and complete the designated portion of the transaction, and the executing Broker would settle and complete the remaining portion of the transaction that has not been “stepped out.”  Each Broker may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

Soft Dollar Products received from Brokers supplement the Adviser’s and or the Sub-Advisers’ own research (and the research of certain of its affiliates), and may include the following types of products and services:

•
Database Services – comprehensive databases containing current and/or historical information on companies and industries and indices.  Examples include historical securities prices, earnings estimates and financial data.  These services may include software tools that allow the user to search the database or to prepare value-added analyses related to the investment process (such as forecasts and models used in the portfolio management process).

•
Quotation/Trading/News Systems – products that provide real time market data information, such as pricing of individual securities and information on current trading, as well as a variety of news services.

•	Economic Data/Forecasting Tools – various macro economic forecasting tools, such as economic data or currency and political forecasts for various countries or regions.
•	Quantitative/Technical Analysis – software tools that assist in quantitative and technical analysis of investment data.
•	Fundamental/Industry Analysis – industry specific fundamental investment research.
•
Other Specialized Tools – other specialized products, such as consulting analyses, access to industry experts, and distinct investment expertise such as forensic accounting or custom built investment-analysis software.

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If the Adviser or the Sub-Advisers determine that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser or the Sub-Advisers will allocate the costs of such service or product accordingly in its reasonable discretion.  The Adviser or the Sub-Advisers will allocate brokerage commissions to Brokers only for the portion of the service or product that the Adviser or the Sub-Advisers determine assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

Outside research assistance is useful to the Adviser or the Sub-Advisers because the Brokers used by the Adviser or the Sub-Advisers tend to provide more in-depth analysis of a broader universe of securities and other matters than the Adviser’s or the Sub-Advisers’ staff follow.  In addition, such services provide the Adviser or the Sub-Advisers with a diverse perspective on financial markets.  Some Brokers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser’s or the Sub-Advisers’ clients, including the Fund.  However, the Fund is not under any obligation to deal with any Broker in the execution of transactions in portfolio securities.  In some cases, Soft Dollar Products are available only from the Broker providing them.  In other cases, Soft Dollar Products may be obtainable from alternative sources in return for cash payments.  The Adviser and the Sub-Advisers believe that because Broker research supplements rather than replaces the Adviser’s or the Sub-Advisers’ research, the receipt of such research tends to improve the quality of the Adviser’s or the Sub-Advisers’ investment advice.  The advisory fee paid by the Fund is not reduced because the Adviser or the Sub-Advisers receive such services.  To the extent the Fund’s portfolio transactions are used to obtain Soft Dollar Products, the brokerage commissions obtained by the Fund might exceed those that might otherwise have been paid.

The Adviser or the Sub-Advisers may determine target levels of brokerage business with various Brokers on behalf of its clients (including the Fund) over a certain time period.  The Adviser determines target levels based upon the following factors, among others:  (1) the execution services provided by the Broker; and (2) the research services provided by the Broker.  Portfolio transactions may be effected through Brokers that recommend the Fund to their clients, or that act as agent in the purchase of the Fund’s shares for their clients, provided that the Adviser or the Sub-Advisers believe such Brokers provide best execution and such transactions are executed in compliance with the Adviser’s policy against using directed brokerage to compensate Brokers for promoting or selling Invesco Fund shares.  The Adviser and the Sub-Advisers will not enter into a binding commitment with Brokers to place trades with such Brokers involving brokerage commissions in precise amounts.

Allocation of Initial Public Offering (“IPO”) Transactions

Certain of the Invesco Funds or other accounts managed by the Adviser may become interested in participating in IPOs.  Purchases of IPOs by one Invesco Fund or other accounts may also be considered for purchase by one or more other Invesco Funds or accounts.  The Adviser combines indications of interest for IPOs for all Invesco Funds and accounts participating in purchase transactions for that IPO.  When the full amount of all IPO orders for such Invesco Funds and accounts cannot be filled completely, the Adviser shall allocate such transactions in accordance with the following procedures:

The Adviser or the Sub-Advisers may determine the eligibility of each Invesco Fund and account that seeks to participate in a particular IPO by reviewing a number of factors, including market capitalization/liquidity suitability and sector/style suitability of the investment with the Invesco Fund’s or account’s investment objective, policies, strategies and current holdings.  The Adviser will allocate securities issued in IPOs to eligible Invesco Funds and accounts on a pro rata basis based on order size.

Invesco [Trimark], Invesco Australia, Invesco Hong Kong and Invesco Japan allocate IPOs on a pro rata basis based on size of order or in such other manner which they believe is fair and equitable.

Invesco Asset Management allocates IPOs on a pro rata basis based on account size or in such other manner believed by Invesco Asset Management to be fair and equitable.

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Invesco Deutschland and Invesco Senior Secured do not subscribe to IPOs.

DESCRIPTION OF SHARES

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.  The prospectus contains a detailed discussion of the Common Shares.

Preferred Shares

The Agreement and Declaration of Trust provides that the Board may authorize and issue preferred shares with rights as determined by the Board, by action of the Board without the approval of the holders of the Common Shares.  Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued.  Whenever preferred shares are outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met.  The prospectus contains a discussion of the preferred shares it is currently anticipated the Fund may issue.

Other Shares

The Board (subject to applicable law and the terms of the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either Common Shares or preferred shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board see fit.  The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares and preferred shares, if any.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares.  Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.  Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company.  The Board may decide not to take any of these actions.  In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of

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the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). In addition, the Fund may not undertake a share repurchase or tender offer of its Common Shares unless, at the time of such share repurchase or tender offer, the value of the Fund’s total assets, less liabilities other than the borrowings, is at least 300% of such principal amount.  Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer.  Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income.  Any share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the Investment Company Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the [_______] Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the [________] Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, excluding the current hostilities in Iraq and Afghanistan, to the extent these hostilities do not materially escalate, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.  The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding.  However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio.  Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations.  Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

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TAX MATTERS

Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Fund and the purchase, ownership and disposition of common stock. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold common stock as a capital asset. A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. corporation, or any estate or trust the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold common stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of common stock, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Code.

        To qualify under Subchapter M for the favorable tax treatment accorded to regulated investment companies, the Fund must, among other things: (1) distribute to its shareholders in each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and its net tax-exempt income (“Distribution Requirement”); (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”) (“Income Requirement”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is represented by the securities (other than U.S. government securities or securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships (“Asset Diversification Test”)

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements.  In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.  In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

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As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it satisfies the Distribution Requirement. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ended October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid corporate income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

        If the Fund failed to qualify as a RIC or failed to satisfy the Distribution Requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including its net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate shareholders in taxable years beginning on or before December 31, 2012 and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.  Failure to qualify as a regulated investment company thus would have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain inadvertent failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.

Distributions

       Distributions to shareholders by the Fund of ordinary income (including “market discount” realized by the Fund on the sale of debt securities), and of net short-term capital gains, if any, realized by the Fund will, except as described below with respect to distributions of “qualified dividend income,” be taxable to shareholders as ordinary income to the extent that such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.

For taxable years beginning on or before December 31, 2012, qualified dividend income received by individual and other noncorporate shareholders is taxed at rates equivalent to long-term capital gain tax rates (currently, 15%). Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund

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shareholders. A dividend received by the Fund will not be treated as qualified dividend income (i) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (ii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend will not constitute qualified dividend income if the shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund. The provisions of the Code applicable to qualified dividend income are currently effective only for taxable years beginning on or before December 31, 2012. Thereafter, all dividend income will be taxed at the rates applicable to ordinary income, rather than at the rates applicable to long-term capital gains, unless Congress enacts legislation providing otherwise.

Dividends of investment company taxable income reported by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction (the “DRD”) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD will be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund.

Due to the nature of the Fund’s investments, it is expected that, in general, distributions paid by the Fund will not be eligible for the reduced rates applicable to qualified dividend income or for the DRD.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of the Fund. Shareholders receiving distributions in the form of additional shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional Common Shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may report the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the DRD and qualified dividend income) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, dividends qualifying for the DRD and dividends derived from qualified dividend income, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Exchange of Common Shares

Upon the sale or other disposition of Common Shares, a shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax

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basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares.

Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gain rate for individuals will be 20% (with lower rates for individuals in the 10% and 15% brackets) for long-term capital gains realized in taxable years beginning after December 31, 2012, unless Congress enacts legislation providing otherwise.

No loss will be allowed on the sale or other disposition of shares if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale or exchange of shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts reported as undistributed capital gains) with respect to such shares.

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of Fund’s Investments

Certain of the Fund’s hedging and derivatives transactions are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income under the RIC rules. These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

      Below Investment Grade Securities. The Fund will invest a portion of its net assets in below investment grade (high yield) securities, commonly known as “high yield” or “junk” securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund in order to mitigate the potential impact of these uncertainties.

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       Foreign income tax.  Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source, and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.  Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

       Preferred Shares or Borrowings. If the Fund utilizes leverage through the issuance of preferred shares or borrowing, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Common Shares in certain circumstances. Limits on the Fund’s payments of dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

        Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, the Fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (section 1256 contracts). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.  Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

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Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced, for taxable years of the Fund beginning after December 22, 2010, by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC investments. The Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC. Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties.  Also, the fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (REMICs) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

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Investments in partnerships and qualified publicly traded partnerships (QPTP). For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. For purposes of testing whether the Fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company.

Investments in commodities — structured notes, corporate subsidiary and certain ETFs. Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. Also, the IRS has issued a Revenue Ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. However, in a subsequent Revenue Ruling, the IRS provides that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes or a corporate subsidiary that invests in commodities, may be considered qualifying income under the Code. In addition, the Fund may gain exposure to commodities through investment in QPTPs such as an exchange traded fund or ETF that is classified as a partnership and which invests in commodities. Accordingly, the extent to which the Fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a regulated investment company. The Fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement.  In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.

Securities lending. While securities are loaned out by the Fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of the Fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (OID) principles.

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Backup Withholding

The Fund may be required to withhold from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2013, when the percentage will increase to 31%, absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Under current law, this U.S. withholding tax is imposed on dividends paid by RICs even to the extent that the dividends are paid out of “portfolio interest” income or short-term capital gains that would not have been subject to U.S. withholding tax if they had been received directly by a foreign shareholder. For dividends paid by RICs in taxable years beginning before January 1, 2012, such “interest-related dividends” and “short-term capital gain dividends” that satisfy certain requirements were exempt from the withholding tax. Such a foreign shareholder would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any dividends and the proceeds of a sale of our Common Shares paid after December 31, 2012 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the foreign status certification requirements described above.

45

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

       The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax  on net investment income earned by certain individuals, estates and trusts for taxable years beginning  after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A control person is a person who beneficially owns more than 25% of the voting securities of a company.  The Adviser is currently the sole shareholder of the Fund, and therefore a control person.  However, it is anticipated that the Adviser will no longer be a control person once the offering is completed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is responsible for auditing the financial statements of the Fund.  The Audit Committee of the Board has appointed, and the Board has ratified and approved, [_______________], as the independent registered public accounting firm to audit the financial statements of the Fund.

CUSTODIAN

[______________] (the “Custodian”), [___________], is custodian of all securities and cash of the Fund.

The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.  The Adviser is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities’ depositories in a country.  The Custodian is responsible for monitoring eligible foreign securities depositories.

Under its contract with the Fund, the Custodian maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Fund and performs other ministerial duties.  These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

[________]. (together, the “Transfer Agent”) will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s Common Shares.  The principal address of the Transfer Agent is [_____________].

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto.  For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement.  Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other

46

document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.  A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

47

APPENDIX A
RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch.

Moody’s Long-Term Debt Ratings

Aaa:           Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:           Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:           Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:           Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:           Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:           Obligations rated B are considered speculative and are subject to high credit risk.

Caa:           Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:           Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:           Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody’s Short-Term Prime Rating System

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP (Not Prime)
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Moody’s municipal ratings are as follows:

Moody’s U.S. Long-Term Municipal Bond Rating Definitions

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets.  As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues.
Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance:  economy, debt, finances, and administration/management strategies.  Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa:           Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:           Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A:           Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:           Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba:           Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B:           Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa:           Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca:           Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C:           Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note:  Also, Moody’s applied numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Moody’s MIG/VMIG US Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade.  These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity.  By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1:    This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2:     This designation denotes strong credit quality.  Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3:     This designation denotes acceptable credit quality.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG:           This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Long-Term Corporate and Municipal Ratings

Issue credit ratings are based in varying degrees, on the following considerations:  likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

S&P describes its ratings for corporate and municipal bonds as follows:

AAA:      Debt rated AAA has the highest rating assigned by S&P.  Capacity to pay interest and repay principal is extremely strong.

AA:        Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A:           Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB:    Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C:     Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D:         Debt rated D is in payment default.  The D rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

NR:      Not Rated.

Plus (+) or minus (-):    Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major categories.

S&P Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+).  With short-term demand debt, the not rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

These categories are as follows:

A-1:        This highest category indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2:        Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3:        Issues carrying this designation have adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B:           Issues rated “B” are regarded as having only speculative capacity for timely payment.

C:           This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:           Debt rated “D” is in payment default.  The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

S&P Short-Term Municipal Ratings

An S&P note rating reflect the liquidity factors and market-access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment:  amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1:           Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2:           Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3:           Speculative capacity to pay principal and interest.

Fitch Long-Term Credit Ratings

Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis.  These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested.  Thus, the use of credit ratings defines their function:  “investment grade” ratings (international Long-term “AAA” – “BBB” categories; Short-term “F1” – “F3”) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international Long-term “BB” – “D”; Short-term “B” – “D”) either signal a higher probability of default or that a default has already occurred.  Ratings imply no specific prediction of default probability.  However, for example, it is relevant to note that over the long term, defaults on “AAA” rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for “BBB” rated bonds was 0.35%, and for “B” rated bonds, 3.0%.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell or hold any security.  Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable.  Fitch Ratings does not audit or verify the truth or accuracy of such information.  Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.  In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk.  In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA:        Bonds considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA:           Bonds considered to be investment grade and of very high credit quality.  The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A:           Bonds considered to be investment grade and of high credit quality.  The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB:       Bonds considered to be investment grade and of good credit quality.  The obligor’s ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

Plus (+) Minus (-):      Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.  Plus and minus signs, however, are not used in the “AAA” category.

NR:           Indicates that Fitch does not rate the specific issue.

Withdrawn:     A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch’s discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RatingWatch:      Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  RatingWatch is typically resolved over a relatively short period.

Fitch Speculative Grade Bond Ratings

BB:           Bonds are considered speculative.  There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time.  However, business and financial alternatives may be available to allow financial commitments to be met.

B:           Bonds are considered highly speculative.  Significant credit risk is present but a limited margin of safety remains.  While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC:      Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC:         Default of some kind appears probable.

C:           Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D:      Bonds are in default on interest and/or principal payments.  Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor.  “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) Minus (-):       Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category.  Plus and minus signs, however, are not used in categories below CCC.

Fitch Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.  A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+:           Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1-:           Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+;”

F-2:           Good Credit Quality.  Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3:           Fair Credit Quality.  Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B:           Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:           High default risk. Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:           Default.  Issues assigned this rating are in actual or imminent payment default.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES

[TO BE INSERTED]

B-1

APPENDIX C
TRUSTEES AND OFFICERS

The address of the Trustee and each officer is 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.  Trustees serve for the life of the Fund, subject to their death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents.  Each officer serves for a one year term or until their successors are elected and qualified.  Column two below includes the length of time served with predecessor entities, if any.

Name, Year of Birth, Position Held with the Trust and Address	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Invesco Fund Complex Overseen by Trustee	Other Trusteeship(s)/ Directorships(s) Held by Trustee

Interested Trustees

John M. Zerr 1962 Chief Legal Officer and Secretary	2010
Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Secretary and General Counsel, Van Kampen Funds Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Secretary, Van Kampen Advisors, Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services, Inc.Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).
			N/A	N/A

Other Officers

Philip A. Taylor 1954 President and Principal Executive Officer	2010
Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.
			141	None

Sheri Morris 1964 Treasurer and Principal Financial Officer	2010
Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

Formerly:  Vice President, Invesco Advisers, Inc., Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Private Asset Management, Inc. (formerly known as Invesco Aim Private Asset Management, Inc.); Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Investment Capital Management, Inc. (formerly known as Invesco Aim Capital Management, Inc.) and Invesco Private Asset Management, Inc. (formerly known as Invesco Aim Private Asset Management, Inc.)
			N/A	N/A

C-1

Director Beneficial Ownership of Securities

The table below indicates the aggregate dollar range of equity securities of the Fund and of all funds in the Fund Complex owned by each Director listed below as of [_________].

Name of Director	Aggregate dollar range of Equity Securities of the Fund owned by Director	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in the Invesco Fund Complex1
[TO BE PROVIDED]

1Includes the total amount of compensation deferred by the Director at his or her election pursuant to a deferred compensation plan.  Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Invesco Funds.

C-2

APPENDIX D
PORTFOLIO MANAGERS

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

The Adviser’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which the Adviser or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals.  The following chart reflects the portfolio managers’ investments in the Funds that they manage.  The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following information is as of [_____________]:

Portfolio Manager	Dollar Range of Investments in Each Fund1	Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)		Other Accounts Managed (assets in millions)
		Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Invesco Total Property Market Income Fund
Joe Rodriguez, Jr.
Mark Blackburn
Paul Curbo
Darin Turner

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account.  More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.  The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts.  To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

1 This column reflects investments in the Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended).  A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

➢
The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction.  However, for certain other accounts (such as mutual funds for which the Adviser or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢
Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals.  Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity.  Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance.  The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.  Each portfolio manager’s compensation consists of the following three elements:

Base Salary.  Each portfolio manager is paid a base salary.  In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus.  The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool.  The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers.  The Compensation Committee considers investment performance and financial results in its review.  In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e,. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period2
Invesco Advisers, Inc. 3,4,5 Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.
Invesco Senior Secured	N/A
Invesco [Trimark]3	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.
Invesco Hong Kong3 Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.
Invesco Japan6	One-, Three- and Five-year performance against the appropriate Micropol benchmark.

Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all.  These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

2 Rolling time periods based on calendar year-end.

3 Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

4 Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

5 Portfolio Managers for Invesco Balanced Fund, Invesco Fundamental Value Fund, Invesco Large Cap Relative Value Fund,  Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group.  Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 6, they also have a ten-year performance measure.

6 Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.  Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

INVESCO TOTAL PROPERTY MARKET INCOME FUND
PART C – OTHER INFORMATION

ITEM 25. Financial Statements and Exhibits

(1) Financial Statements

Part A	None

Part B	Financial statements included in the Statement of Additional Information.(2)

(2) Exhibits:

(a)(1)	Certificate of Trust of the Registrant, dated June 21, 2011.(1)
(a)(2)	Agreement and Declaration of Trust of the Registrant, dated June 21, 2011.(1)
(b)	By-Laws of the Registrant.(2)
(c)	Not applicable.
(d)	Not applicable.
(e)	Form of Dividend Reinvestment Plan.(2)
(f)	Not applicable.
(g)	Form of Investment Advisory Agreement between the Registrant and Invesco Advisers, Inc.(2)
(h)(1)	Form of Underwriting Agreement.(2)
(h)(2)	Form of Master Agreement Among Underwriters.(2)
(h)(3)	Form of Standard Dealer Agreement.(2)
(i)	Not applicable.
(j)	Form of Master Custodian Agreement.(2)
(k)(1)	Form of Transfer Agency and Services Agreement.(2)
(k)(2)	Form of Master Administrative Services Agreement.(2)
(l)	Consent of Counsel (Stradley, Ronon, Stevens & Young, LLP).(2)
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm.(2)
(o)	Not applicable.
(p)	Form of Subscription Agreement.(2)
(q)	Not applicable.
(r)	Code of Ethics.(2)
Other	Power of Attorney.(2)
(1)               Filed herewith.
(2)               To be filed by amendment.

ITEM 26. Marketing Arrangements

Not applicable.

ITEM 27. Other Expenses of Issuance and Distribution

The following table shows the fees and expenses, other than underwriting discount, to be paid by us in connection with the sale and distribution of the securities being registered hereby. All amounts except the SEC registration fee and the Financial Industry Regulatory Authority, Inc. filing fee are estimates.

Securities and Exchange Commission registration fee	$	*
New York Stock Exchange listing fees		*
Financial Industry Regulatory Authority fees		*
Printing and engraving expenses		*
Accounting fees and expenses		*
Legal fees and expenses		*
Blue Sky filing fees and expenses		*
Miscellaneous		*

Total		*

*    To be furnished by amendment.

  ITEM 28. Persons Controlled by or Under Common Control with Registrant.

None.

ITEM 29. Number of Holders of Securities.

Title of Class	Number of Record Holders
Common shares, without par value	None

ITEM 30. Indemnification.

Section 7 of the Registrant’s Agreement and Declaration of Trust provides as follows:

(a) The Trustees and the officers of the Trust (the “Fiduciary Indemnified Persons”) shall not be liable, responsible or accountable in damages or otherwise to the Trust, the Trustees or any holder of the Trust’s securities (the Trust and any holder of the Trust’s securities being a “Covered Person”) for any loss, damage or claim incurred by reason of any act or omission performed or omitted by the Fiduciary Indemnified Persons in good faith on behalf of the Trust and in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Declaration or by law, except that the Fiduciary Indemnified Persons shall be liable for any such loss, damage or claim incurred by reason of the Fiduciary Indemnified Person’s gross negligence or bad faith with respect to such acts or omissions.

(b) The Fiduciary Indemnified Persons shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any person as to matters the Fiduciary Indemnified Persons reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the trust estate.

Section 8 of the Registrant’s Agreement and Declaration of Trust provides as follows:

The Trust shall, to the fullest extent permitted by applicable law,

(a) indemnify and hold harmless each Fiduciary Indemnified Person from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by the Fiduciary Indemnified Persons by reason of the creation, operation or termination of the Trust in a manner the Fiduciary Indemnified Persons reasonably believed to be within the scope of authority conferred on the Fiduciary Indemnified Persons by this Declaration of Trust, except that no Fiduciary Indemnified Persons shall be entitled to be indemnified in respect of any loss, damage or claim incurred by the Fiduciary Indemnified Persons by reason of gross negligence or willful misconduct with respect to such acts or omissions; and

(b) advance expenses (including legal fees) incurred by a Fiduciary Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of an undertaking by or on behalf of such Fiduciary Indemnified Persons to repay such amount if it shall be determined that such Fiduciary Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

Section 9 of the Registrant’s Agreement and Declaration of Trust provides as follows:

The provisions of Section 8 shall survive the resignation or removal of the Fiduciary Indemnified Persons.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Adviser

The only employment of a substantial nature of the Adviser’s directors and officers is with the Advisers and its affiliated companies.  For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Ltd., Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (each a Sub-Adviser, collectively the Sub-Advisers) reference is made to Form ADV filed under the Investment Advisers Act of 1940 by each Sub-Advisor herein incorporated by reference.

ITEM 32. Location of Accounts and Records

Invesco Advisers, Inc., 1555 Peachtree Street, N.E., Atlanta, GA 30309, maintains physical possession of each such account, book or other document of the Registrant at the Registrant’s principal executive offices, 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173, except for those relating to certain transactions in portfolio securities that are maintained by the Registrant’s Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110, and except for those maintained by the Registrant’s Dividend Paying Agent, Transfer Agent and Registrar, Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

Records may also be maintained at the offices of:

Invesco Asset Management Deutschland GmbH
An der Welle 5
1st Floor
Frankfurt, Germany 60322

Invesco Asset Management Ltd.
30 Finsbury Square
London, United Kingdom
EC2A 1AG

Invesco Asset Management (Japan) Limited
25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

Invesco Australia Limited
333 Collins Street, Level 26
Melbourne Vic 3000, Australia

Invesco Hong Kong Limited
32nd Floor
Three Pacific Place
1 Queen’s Road East
Hong Kong

Invesco Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, NY 10036

Invesco Trimark Ltd.
5140 Yonge Street
Suite 900
Toronto, Ontario
Canada M2N 6X7

ITEM 33. Management Services

Not applicable.

ITEM 34. Undertakings

(1)   Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)   Not applicable.

(3)   Not applicable.

(4)   Not applicable.

(5)   Registrant undertakes that, for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant Rule 497(h) shall be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)   Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and the State of Texas on the 26 day of July, 2011.

INVESCO TOTAL PROPERTY MARKET INCOME FUND

By:	/s/ Philip A. Taylor
Philip A. Taylor
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures		Title	Date

(1) Principal Executive Officer

By	/s/ Philip A. Taylor	President and Principal	July 26, 2011
	Philip A. Taylor	Executive Officer

(2)	Principal Financial Officer

By	/s/ Sheri Morris	Treasurer and Principal	July 26, 2011
	Sheri Morris	Financial Officer

(3)	Trustee

By	/s/ John M. Zerr	Trustee	July 26, 2011
John M. Zerr

INVESCO TOTAL PROPERTY MARKET INCOME FUND

Exhibit Index

Exhibit No.	Exhibit Name

(a)(1)	Certificate of Trust of the Registrant, dated June 21, 2011.

(a)(2)	Agreement and Declaration of Trust of the Registrant, dated June 21, 2011.